As filed with the Securities and Exchange Commission on August 29, 2014

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number		811-10487

Hotchkis & Wiley Funds
(Exact name of registrant as specified in charter)

725 South Figueroa Street, 39th Floor Los Angeles, California			90017-5439
(Address of principal executive offices)			(Zip code)

Anna Marie Lopez Hotchkis & Wiley Capital Management, LLC 725 South Figueroa Street, 39th Floor Los Angeles, California 90017-5439
(Name and address of agent for service)

Copies to: Karin Jagel Flynn, Esq. Vedder Price P.C. 222 North LaSalle Street Chicago, IL 60601
(Counsel for the Registrant)

Registrant’s telephone number, including area code:		(213) 430-1000

Date of fiscal year end:	June 30, 2014

Date of reporting period:	July 1, 2013 – June 30, 2014

Item 1. Reports to Stockholders.

Hotchkis & Wiley Funds

Annual Report

JUNE 30, 2014

DIVERSIFIED VALUE FUND

LARGE CAP VALUE FUND

MID-CAP VALUE FUND

SMALL CAP VALUE FUND

GLOBAL VALUE FUND

VALUE OPPORTUNITIES FUND

CAPITAL INCOME FUND

HIGH YIELD FUND

TABLE OF CONTENTS

SHAREHOLDER LETTER	3
FUND PERFORMANCE DATA	6
SCHEDULE OF INVESTMENTS:
DIVERSIFIED VALUE FUND	15
LARGE CAP VALUE FUND	18
MID-CAP VALUE FUND	20
SMALL CAP VALUE FUND	23
GLOBAL VALUE FUND	26
VALUE OPPORTUNITIES FUND	28
CAPITAL INCOME FUND	31
HIGH YIELD FUND	41
STATEMENTS OF ASSETS & LIABILITIES	48
STATEMENTS OF OPERATIONS	50
STATEMENTS OF CHANGES IN NET ASSETS	52
FINANCIAL HIGHLIGHTS	56
NOTES TO THE FINANCIAL STATEMENTS	60
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	71
FUND EXPENSE EXAMPLES	72
BOARD CONSIDERATIONS IN APPROVING CONTINUATION OF INVESTMENT ADVISORY AGREEMENTS	74
MANAGEMENT	77
PRIVACY POLICY	78
INFORMATION ABOUT THE FUNDS	BACK COVER

DEAR SHAREHOLDER:

The following investment review and annual report relates to the activities of the Hotchkis & Wiley Funds for the twelve-month period ended June 30, 2014.

OVERVIEW

Despite several incidences of geopolitical unrest, the equity market, as represented by the S&P 500® Index, gained +24.61% and the high yield market, as represented by the BofA Merrill Lynch US High Yield Index, gained +11.8% over the twelve months ended June 30, 2014. Investors appeared to largely dismiss the Russia/Ukraine and various other global conflicts as economically inconsequential. Economic activity has been predominantly positive and seems to have reignited investor confidence in risky assets. The unemployment rate fell to a post-financial crisis low, and now stands at 6.1% compared to 10.0% at the end of 2009. The housing market demonstrated signs of improvement, with new home sales reaching six-year highs and pending sales of existing homes reaching four-year highs. Corporate performance continued to be relatively robust with most companies exceeding rising consensus earnings estimates. In response to these developments, the Federal Open Market Committee's most recent statement struck an increasingly optimistic tone, which helped boost equity and high yield fixed income markets.

While the yield curve has flattened over the past couple of quarters, the curve remained normal, which has been a constructive signal for economic growth historically. An inverted yield curve has preceded nearly every recession over the past century, but it would take a dramatic move from the current interest rate environment for this to occur. The yield-to-worst on the high yield market declined, finishing the period at 4.9%. The market's spread over similar duration Treasuries tightened, finishing the period at 350 basis points. Spreads are narrower than average, which should not be surprising given the sturdy economic and corporate foundation, low default rate environment, and extended debt maturities.

In the equity market, all sectors posted positive returns over the twelve-month period, but dispersion between the best and worst performers was notable. Materials, information technology, and health care led the way while telecommunication services, consumer staples, and financials lagged. In addition, growth stocks outperformed value stocks but by a slight margin. In aggregate, large cap stocks and small cap stocks performed similarly, and international developed markets performed in line with U.S. markets after adjusting for modest currency movements.

Given the rise in both equity and high yield prices, our expectations have been somewhat tempered as valuations have risen. We continued to find interesting opportunities selectively, and believe our focus on risk is particularly important in today's environment.

HOTCHKIS & WILEY DIVERSIFIED VALUE FUND

The Fund's Class I shares had a total return of 24.98% for the twelve-month period ended June 30, 2014 compared to the Russell 1000® Value Index return of 23.81%.

More than 95% of the outperformance was due to positive stock selection. Stock selection was particularly favorable in financials, industrials, utilities, and telecommunication services. The largest individual performance contributors were Corning, Total, and Lockheed Martin. Stock selection in energy and a lack of exposure to materials, the Index's top-performing sector, detracted from performance over the period. The largest individual detractors were Cobalt International Energy, Target, and Citigroup.

HOTCHKIS & WILEY LARGE CAP VALUE FUND

The Fund's Class I shares had a total return of 26.52% for the twelve-month period ended June 30, 2014, compared to the Russell 1000® Value Index return of 23.81%.

All of the Fund's outperformance over the period was due to positive stock selection. Stock selection was strongest in energy, industrials, financials, and health care. The overweight position in information technology was also a modest performance contributor over the period. The largest individual contributors to performance over the period were Total, Corning, and Hewlett-Packard. Stock selection in consumer staples, and no exposure to materials — the top-performing sector in the Russell 1000® Value Index — detracted from performance. The largest individual detractors to relative performance over the period were Target, Citigroup, and Wal-Mart.

HOTCHKIS & WILEY MID-CAP VALUE FUND

The Fund's Class I shares had a total return of 28.10% for the twelve-month period ended June 30, 2014, compared to the Russell Midcap® Value Index return of 27.76%.

More than 2/3 of the outperformance was due to positive stock selection, which was particularly strong in industrials, utilities, and information technology. The underweight in Real Estate Investment Trusts (REITs), which is a substantial portion of the Index, also helped performance, as REITs lagged the broad market by a substantial margin. ARRIS Group, Goodyear Tire, and Valassis Communications were the largest individual performance contributors. Stock selection in energy and information technology, along with an underweight position in health care, detracted from performance over the period. Cobalt International Energy, Rent-A-Center, and Willis Group Holdings were the largest individual performance detractors.

HOTCHKIS & WILEY SMALL CAP VALUE FUND

The Fund's Class I shares had a total return of 32.40% for the twelve-month period ended June 30, 2014, compared to the Russell 2000® Value Index return of 22.54%, outperforming the Index by nearly 1,000 basis points.

Positive stock selection drove the majority of the outperformance over the period, with industrials, information technology, and financials particularly compelling. The overweight in industrials and underweight in REITs were secondary performance contributors. Over the twelve months, ARRIS Group, Taro Pharmaceutical, and Huntington Ingalls were the three largest individual performance contributors. An underweight and stock selection in energy detracted from performance. Rent-A-Center, First Horizon National, and Quiksilver were the three largest individual performance detractors.

HOTCHKIS & WILEY GLOBAL VALUE FUND

The Fund's Class I shares had a total return of 25.98% for the twelve-month period ended June 30, 2014, compared to the Russell Developed Index return of 25.43%.

All of the Fund's outperformance is attributable to positive stock selection, which was positive across all major geographic regions. Stock selection was especially strong in consumer discretionary, industrials, and information technology. An underweight position in Japan was also beneficial, as it lagged the global developed equity market by about 10 percentage points (in U.S. dollar terms). The largest individual contributors to performance over the period were Taro Pharmaceutical, Direct Line Insurance, and Corning. Stock selection in energy and telecommunication services detracted from performance over the period. The largest individual detractors from performance over the period were Cobalt International Energy, Citigroup, and Mobistar.

HOTCHKIS & WILEY VALUE OPPORTUNITIES FUND

The Fund's Class I shares had a total return of 25.67% for the twelve-month period ended June 30, 2014, compared to the S&P 500® Index return of 24.61%.

More than 80% of the Fund's outperformance over the twelve-month period was due to positive security selection. Positive selection in health care, financials, industrials, and information technology were each important performance contributors. An underweight in the consumer sectors was modestly beneficial also. The largest individual performance contributors were Direct Line Insurance, Taro Pharmaceutical, and Valassis Communications. Security selection in energy and an overweight position in financials were the primary performance detractors over the period. The largest individual performance detractors were Cobalt International Energy, Rent-A-Center, and Citigroup.

HOTCHKIS & WILEY CAPITAL INCOME FUND

The Fund's Class I shares had a total return of 19.71% for the twelve-month period ended June 30, 2014, compared to the 50/50 blended benchmark of the S&P 500® Index and the BofA Merrill Lynch U.S. Corporate, Government and Mortgage Index return of 14.26%. The equity portion of the Fund and the high yield portion of the Fund both outperformed their respective benchmarks over the period. Also, the Fund was overweight equities relative to the long-term target (56% average weight versus a long term target of 50%) which also helped performance as equities outperformed fixed income.

The equity portion of the Fund outperformed the S&P 500® Index, all of which can be attributed to positive stock selection. Being overweight telecommunication services and utilities while being underweight materials and information technology hurt relative performance, but positive selection more than compensated for this allocation. Stock selection was strongest in energy, industrials, and consumer discretionary. The largest individual contributors to performance were Total, Royal Dutch Shell, and Molson Coors, while the largest individual detractors from performance were Target, Wal-Mart, and Exelon.

The fixed income portion of the Fund outperformed the BofA Merrill Lynch U.S. Corporate, Government and Mortgage Index for the twelve-month period. It also outperformed the broad high yield (BofA

Merrill Lynch US High Yield Index) market due to positive credit selection, which drove all of the excess return. Credit selection was strongest in automotive, media, financial services, and services. The modest cash position was a slight performance drag along with credit selection in the banking sector.

HOTCHKIS & WILEY HIGH YIELD FUND

The Fund's Class I shares had a total return of 11.51% for the twelve-month period ended June 30, 2014, compared to the BofA Merrill Lynch BB-B US High Yield Constrained Index return of 11.33%.

Credit selection was positive or neutral in 13 of the 16 BofA Merrill Lynch sectors. Automotive, financial services, media, and services were particularly strong. Credit selection in banking and consumer cyclicals along with an underweight position in telecommunications detracted from performance but by a small degree. Positive credit selection has been the predominant driver of excess returns since the Fund's inception, which now dates back more than five years.

CONCLUSION

We appreciate your continued support of the Hotchkis & Wiley Funds, and we look forward to serving your investment needs in the future.

Sincerely,

Anna Marie Lopez President	George Davis Fund Manager	Sheldon Lieberman Fund Manager

Patty McKenna Fund Manager	James Miles Fund Manager	Stan Majcher Fund Manager

David Green Fund Manager	Scott McBride Fund Manager	Judd Peters Fund Manager

Ray Kennedy Fund Manager	Mark Hudoff Fund Manager	Patrick Meegan Fund Manager

Scott Rosenthal Fund Manager	Richard Mak Fund Manager

Past performance does not guarantee future results

The above reflects opinions of Fund managers as of June 30, 2014. They are subject to change and any forecasts made cannot be guaranteed. The Funds might not continue to hold any securities mentioned and have no obligation to disclose purchases or sales in these securities. Please refer to the Schedule of Investments in this report for a complete list of Fund holdings for June 30, 2014. Indexes do not incur expenses or sales loads and are not available for investment.

Performance attribution is an analysis of the portfolio's return relative to a selected benchmark and is calculated using daily holding information (and does not reflect payment of transaction costs, fees and expenses of the Funds). Specific securities identified are the largest contributors (or detractors) on a relative basis to a designated index. Securities' absolute performance may reflect different results.

The Global Industry Classification Standard (GICS®) was developed by MSCI, an independent provider of global indices and benchmark-related products and services, and Standard & Poor's (S&P), an independent international financial data and investment services company. The GICS methodology has been widely accepted as an industry analysis framework for investment research, portfolio management and asset allocation. The GICS structure consists of 10 sectors, 24 industry groups, 67 industries and 156 sub-industries. Each stock that is classified will have a coding at all four of these levels.

A basis point is one hundredth of one percent (0.01%).

Duration is a commonly used measure of the potential volatility of the price of a debt security, or the aggregate market value of a portfolio of debt securities, prior to maturity. Securities with a longer duration generally have more volatile prices than securities of comparable quality with a shorter duration.

Spread is the percentage point difference between yields of various classes of bonds compared to Treasury bonds.

Yield-to-Worst is the lowest possible yield from owning a bond considering all potential call dates prior to maturity.

The 50/50 blended benchmark is an average, equal weighted blend of the S&P 500® Index and the BofA Merrill Lynch U.S. Corporate, Government and Mortgage Index.

Fund Performance Data

ABOUT FUND PERFORMANCE

The Large Cap Value Fund and Mid-Cap Value Fund have four classes of shares. The Diversified Value Fund, Small Cap Value Fund, Global Value Fund, Value Opportunities Fund, Capital Income Fund and High Yield Fund have three classes of shares. Each share class has its own sales charge and expense structure, allowing you to invest in the way that best suits your needs. Currently, the Global Value Fund and Capital Income Fund are not offering Class C shares to investors.

Class I shares have no initial sales charge and bear no ongoing distribution and service fees under a 12b-1 plan. Class I shares are available only to eligible investors.

Class A shares incur a maximum initial sales charge of 5.25% for the Diversified Value Fund, Large Cap Value Fund, Mid-Cap Value Fund, Small Cap Value Fund, Global Value Fund and Value Opportunities Fund, 4.75% for the Capital Income Fund and 3.75% for the High Yield Fund and an annual distribution and service fee of 0.25%.

Class C shares are subject to an annual distribution and service fee of 1.00%. In addition, Class C shares are subject to a 1.00% contingent deferred sales charge (CDSC) if redeemed within one year after purchase. Class C shares automatically convert to Class A shares approximately eight years after purchase and will then be subject to lower distribution and service fees.

Class R shares have no initial sales charge or CDSC and are subject to an annual distribution and service fee of 0.50%. Class R shares are offered only by the Large Cap Value Fund and Mid-Cap Value Fund and are available only to certain retirement plans.

FUND RISKS

Mutual fund investing involves risk; loss of principal is possible. The Small Cap Value Fund, Mid-Cap Value Fund, Global Value Fund and Value Opportunities Fund invest in small- and medium-capitalization companies which tend to have limited liquidity and greater price volatility than large-capitalization companies. The Value Opportunities Fund is a non-diversified fund which involves greater risk than investing in diversified funds, such as business risk, significant stock price fluctuations and sector concentration. Growth stocks typically are more volatile than value stocks; however, value stocks have a lower expected growth rate in earnings and sales. The Value Opportunities Fund, Capital Income Fund and High Yield Fund invest in debt securities that decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investment by the Value Opportunities Fund, Capital Income Fund and High Yield Fund in lower-rated and non-rated securities presents a greater risk of loss to principal and interest than higher-rated securities. The Value Opportunities Fund, Capital Income Fund and High Yield Fund may utilize derivative instruments, which derive their performance from the performance of an underlying asset, index, interest rate or currency exchange rate. Derivatives can be volatile and involve various types and degrees of risks. Depending upon the characteristics of particular derivatives, they can suddenly become illiquid. Investments by the Capital Income Fund and High Yield Fund in asset-backed and mortgage-backed securities include additional risks that investors should be aware of such as credit risk, prepayment risk, possible illiquidity and default, as well as increased susceptibility to adverse economic developments. The Funds may invest in foreign securities, including developed and emerging markets, which involve greater volatility and political, economic, and currency risks.

MARKET INDEXES

The following are definitions for indexes used in the shareholder letter and the performance summary tables on the following pages. These indexes are unmanaged and include the reinvestment of dividends, but do not reflect the payment of transaction costs and advisory and other fees associated with an investment in the Funds. The securities that comprise these indexes may differ substantially from the securities in the Funds' portfolios. The Funds' value disciplines may prevent or restrict investments in the benchmark indexes. It is not possible to invest directly in an index. Each index named is not the only index which may be used to characterize performance of a specific Fund and other indexes may portray different comparative performance.

S&P 500® Index, a capital weighted, unmanaged index, represents the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange.

Russell 1000® Index, an unmanaged index, measures the performance of the 1,000 largest companies in the Russell 3000® Index.

Russell 1000® Value Index measures the performance of those Russell 1000® companies with lower price-to-book ratios and lower forecasted growth values.

Russell Midcap® Index, an unmanaged index, measures the performance of the 800 smallest companies in the Russell 1000® Index.

Russell Midcap® Value Index measures the performance of those Russell Midcap® companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Index, an unmanaged index, measures the performance of the 2,000 smallest companies in the Russell 3000® Index.

Russell 2000® Value Index measures the performance of those Russell 2000® companies with lower price-to-book ratios and lower forecasted growth values.

Russell Developed Index measures the performance of the investable securities in developed countries globally across all market capitalization ranges.

BofA Merrill Lynch U.S. Corporate, Government and Mortgage Index is a broad-based measure of the total rate of return performance of the U.S. investment grade bond markets. The Index is a capitalization weighted aggregation of outstanding U.S. Treasury, agency and supranational, mortgage pass-through, and investment grade corporate bonds meeting specified selection criteria.

BofA Merrill Lynch BB-B US High Yield Constrained Index contains all securities in the BofA Merrill Lynch U.S. High Yield Index rated BB+ through B- by S&P (or equivalent as rated by Moody's or Fitch), but caps issuer exposure at 2%. Index constituents are capitalization-weighted, based on their current amount outstanding, provided the total allocation to an individual issuer does not exceed 2%.

BofA Merrill Lynch US High Yield Index tracks the performance of below investment grade, but not in default, U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market, and includes issues with a credit rating of BBB or below, as rated by Moody's and S&P.

Fund Performance Data

DIVERSIFIED VALUE FUND

Total Return Based on a $10,000 Investment

Comparative Results†††

For Periods ended June 30, 2014	1 Year	5 Years	Since 8/30/04*
Class I
Average annual total return	24.98%	19.94%	7.20%
Class A
Average annual total return (with sales charge)	18.11%	18.35%	6.35%
Average annual total return (without sales charge)	24.68%	19.64%	6.93%
Class C
Average annual total return (with CDSC)	22.70%	18.76%	6.16%
Average annual total return (without CDSC)	23.70%	18.76%	6.16%
S&P 500® Index††
Average annual total return	24.61%	18.83%	8.29%
Russell 1000® Index††
Average annual total return	25.35%	19.25%	8.73%
Russell 1000® Value Index††
Average annual total return	23.81%	19.23%	8.24%

Average annual total returns with sales charge and CDSC shown for Class A and Class C shares, respectively, have been adjusted to reflect the applicable sales charges of each specific class. Returns for Class A reflect the maximum initial sales charge of 5.25%. Class C shares have no adjustment for sales charges, but redemptions within one year of purchase may be subject to a CDSC of 1%. Average annual total returns without sales charge or CDSC do not reflect the sales charges. Had the sales charge or CDSC been included, the Fund's returns would have been lower.

† The Fund invests primarily in equity securities of companies with market capitalizations similar to the Russell 1000® Index.

†† See index descriptions on page 6.

††† Fund returns during certain periods shown reflect a fee waiver and/or expense reimbursement. Without waiver/reimbursement, returns would have been lower. Returns shown include the reinvestment of all dividends.

* Commencement of Class I, Class A and Class C.

Past performance is not indicative of future results and the graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Fund Performance Data

LARGE CAP VALUE FUND

Total Return Based on a $10,000 Investment

Comparative Results†††

For Periods ended June 30, 2014	1 Year	5 Years	10 Years	Since 6/24/87*
Class I
Average annual total return	26.52%	20.69%	6.25%	9.38%
Class A
Average annual total return (with sales charge)	19.57%	19.11%	5.40%	8.92%
Average annual total return (without sales charge)	26.22%	20.39%	5.97%	9.14%
Class C
Average annual total return (with CDSC)	24.29%	19.49%	5.24%	8.31%
Average annual total return (without CDSC)	25.29%	19.49%	5.24%	8.31%
Class R
Average annual total return	25.91%	20.10%	5.71%	8.85%
S&P 500® Index††
Average annual total return	24.61%	18.83%	7.78%	9.56%
Russell 1000® Index††
Average annual total return	25.35%	19.25%	8.19%	9.72%
Russell 1000® Value Index††
Average annual total return	23.81%	19.23%	8.03%	n/a

Returns shown for Class A, Class C, and Class R shares for the periods prior to their inception are derived from the historical performance of Class I shares of the Fund during such periods and have been adjusted to reflect the higher total annual operating expenses of each specific class. (Inception dates: Class A — 10/26/01; Class C — 2/4/02; Class R — 8/28/03.)

Average annual total returns with sales charge and CDSC shown for Class A and Class C shares, respectively, have been adjusted to reflect the applicable sales charges of each specific class. Returns for Class A reflect the maximum initial sales charge of 5.25%. Class C shares have no adjustment for sales charges, but redemptions within one year of purchase may be subject to a CDSC of 1%. Average annual total returns without sales charge or CDSC do not reflect the sales charges. Had the sales charge or CDSC been included, the Fund's returns would have been lower.

† The Fund invests primarily in equity securities of companies with market capitalizations similar to the Russell 1000® Index.

†† See index descriptions on page 6.

††† Fund returns during certain periods shown reflect a fee waiver and/or expense reimbursement. Without waiver/reimbursement, returns would have been lower. Returns shown include the reinvestment of all dividends.

* Commencement of Class I.

Past performance is not indicative of future results and the graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Fund Performance Data

MID-CAP VALUE FUND

Total Return Based on a $10,000 Investment

Comparative Results†††

For Periods ended June 30, 2014	1 Year	5 Years	10 Years	Since 1/2/97*
Class I
Average annual total return	28.10%	27.35%	10.87%	14.03%
Class A
Average annual total return (with sales charge)	21.07%	25.66%	10.00%	13.40%
Average annual total return (without sales charge)	27.78%	27.02%	10.60%	13.75%
Class C
Average annual total return (with CDSC)	25.84%	26.08%	9.86%	12.94%
Average annual total return (without CDSC)	26.84%	26.08%	9.86%	12.94%
Class R
Average annual total return	27.47%	26.73%	10.33%	13.55%
Russell Midcap® Index††
Average annual total return	26.85%	22.07%	10.43%	10.64%
Russell Midcap® Value Index††
Average annual total return	27.76%	22.97%	10.66%	11.19%

Returns shown for Class A, Class C, and Class R shares for the periods prior to their inception are derived from the historical performance of Class I shares of the Fund during such periods and have been adjusted to reflect the higher total annual operating expenses of each specific class. (Inception dates: Class A, Class C — 1/2/01; Class R — 8/28/03.)

Average annual total returns with sales charge and CDSC shown for Class A and Class C shares, respectively, have been adjusted to reflect the applicable sales charges of each specific class. Returns for Class A reflect the maximum initial sales charge of 5.25%. Class C shares have no adjustment for sales charges, but redemptions within one year of purchase may be subject to a CDSC of 1%. Average annual total returns without sales charge or CDSC do not reflect the sales charges. Had the sales charge or CDSC been included, the Fund's returns would have been lower.

† The Fund invests primarily in equity securities of companies with market capitalizations similar to the Russell Midcap® Index.

†† See index descriptions on page 6.

††† Fund returns during certain periods shown reflect a fee waiver and/or expense reimbursement. Without waiver/reimbursement, returns would have been lower. Returns shown include the reinvestment of all dividends.

* Commencement of Class I.

Past performance is not indicative of future results and the graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Fund Performance Data

SMALL CAP VALUE FUND

Total Return Based on a $10,000 Investment

Comparative Results†††

For Periods ended June 30, 2014	1 Year	5 Years	10 Years	Since 9/20/85*
Class I
Average annual total return	32.40%	28.31%	9.38%	12.46%
Class A
Average annual total return (with sales charge)	25.13%	26.63%	8.52%	12.00%
Average annual total return (without sales charge)	32.06%	28.00%	9.11%	12.21%
Class C
Average annual total return (with CDSC)	30.09%	27.05%	8.40%	11.40%
Average annual total return (without CDSC)	31.09%	27.05%	8.40%	11.40%
Russell 2000® Index††
Average annual total return	23.64%	20.21%	8.70%	10.15%
Russell 2000® Value Index††
Average annual total return	22.54%	19.88%	8.24%	n/a

Returns shown for Class A and Class C shares for the periods prior to their inception are derived from the historical performance of Class I shares of the Fund during such periods and have been adjusted to reflect the higher total annual operating expenses of each specific class. (Inception dates: Class A — 10/6/00; Class C — 2/4/02.)

Average annual total returns with sales charge and CDSC shown for Class A and Class C shares, respectively, have been adjusted to reflect the applicable sales charges of each specific class. Returns for Class A reflect the maximum initial sales charge of 5.25%. Class C shares have no adjustment for sales charges, but redemptions within one year of purchase may be subject to a CDSC of 1%. Average annual total returns without sales charge or CDSC do not reflect the sales charges. Had the sales charge or CDSC been included, the Fund's returns would have been lower.

† The Fund invests primarily in equity securities of companies with market capitalizations similar to the Russell 2000® Index.

†† See index descriptions on page 6.

††† Fund returns during certain periods shown reflect a fee waiver and/or expense reimbursement. Without waiver/reimbursement, returns would have been lower. Returns shown include the reinvestment of all dividends.

* Commencement of Class I.

Past performance is not indicative of future results and the graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Fund Performance Data

GLOBAL VALUE FUND

Total Return Based on a $10,000 Investment

Comparative Results†††

For Periods ended June 30, 2014	1 Year	Since 12/31/12*
Class I
Average annual total return	25.98%	28.05%
Class A
Average annual total return (with sales charge)	19.02%	23.23%
Average annual total return (without sales charge)	25.65%	27.72%
Russell Developed Index††
Average annual total return	25.43%	23.28%

Returns shown for Class A shares for the periods prior to its inception are derived from the historical performance of Class I shares of the Fund during such periods and have been adjusted to reflect the higher total annual operating expenses of the class. (Inception date: Class A — 8/30/13.)

Average annual total returns with sales charge shown for Class A shares have been adjusted to reflect the applicable sales charge of the class. Returns for Class A reflect the maximum initial sales charge of 5.25%. Average annual total returns without sales charge do not reflect the sales charges. Had the sales charge been included, the Fund's returns would have been lower.

† The Fund invests primarily in U.S. and non-U.S. companies.

†† See index descriptions on page 6.

††† Fund returns during certain periods shown reflect a fee waiver and/or expense reimbursement. Without waiver/reimbursement, returns would have been lower. Returns shown include the reinvestment of all dividends.

* Commencement of Class I.

Past performance is not indicative of future results and the graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Fund Performance Data

VALUE OPPORTUNITIES FUND

Total Return Based on a $10,000 Investment

Comparative Results†††

For Periods ended June 30, 2014	1 Year	5 Years	10 Years	Since 12/31/02*
Class I
Average annual total return	25.67%	26.87%	10.67%	14.41%
Class A
Average annual total return (with sales charge)	18.76%	25.20%	9.80%	13.67%
Average annual total return (without sales charge)	25.34%	26.56%	10.40%	14.20%
Class C
Average annual total return (with CDSC)	23.44%	25.61%	9.64%	13.32%
Average annual total return (without CDSC)	24.44%	25.61%	9.64%	13.32%
S&P 500® Index††
Average annual total return	24.61%	18.83%	7.78%	9.42%

Returns shown for Class C shares for the periods prior to their inception are derived from the historical performance of Class I shares of the Fund during such periods and have been adjusted to reflect the higher total annual operating expenses of the class. (Inception date: Class C — 8/28/03.)

Average annual total returns with sales charge and CDSC shown for Class A and Class C shares, respectively, have been adjusted to reflect the applicable sales charges of each specific class. Returns for Class A reflect the maximum initial sales charge of 5.25%. Class C shares have no adjustment for sales charges, but redemptions within one year of purchase may be subject to a CDSC of 1%. Average annual total returns without sales charge or CDSC do not reflect the sales charges. Had the sales charge or CDSC been included, the Fund's returns would have been lower.

† The Fund invests primarily in securities of companies with strong capital appreciation potential.

†† See index descriptions on page 6.

††† Fund returns during certain periods shown reflect a fee waiver and/or expense reimbursement. Without waiver/reimbursement, returns would have been lower. Returns shown include the reinvestment of all dividends.

* Commencement of Class I and Class A.

Past performance is not indicative of future results and the graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Fund Performance Data

CAPITAL INCOME FUND

Total Return Based on a $10,000 Investment

Comparative Results†††

For Periods ended June 30, 2014	1 Year	Since 12/31/10*
Class I
Average annual total return	19.71%	14.76%
Class A
Average annual total return (with sales charge)	13.49%	13.71%
Average annual total return (without sales charge)	19.17%	15.31%
S&P 500® Index††
Average annual total return	24.61%	15.98%
BofA Merrill Lynch U.S. Corporate, Government and Mortgage Index††
Average annual total return	4.46%	3.97%

Returns shown for Class A shares for the periods prior to its inception are derived from the historical performance of Class I shares of the Fund during such periods and have been adjusted to reflect the higher total annual operating expenses of the class. (Inception date: Class A — 2/28/11.)

Average annual total returns with sales charge shown for Class A shares have been adjusted to reflect the applicable sales charge of the class. Returns for Class A reflect the maximum initial sales charge of 4.75%. Average annual total returns without sales charge do not reflect the sales charges. Had the sales charge been included, the Fund's returns would have been lower.

† The Fund invests primarily in dividend-paying equities and high yield fixed income securities.

†† See index descriptions on page 6.

††† Fund returns during certain periods shown reflect a fee waiver and/or expense reimbursement. Without waiver/reimbursement, returns would have been lower. Returns shown include the reinvestment of all dividends.

* Commencement of Class I.

Past performance is not indicative of future results and the graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Fund Performance Data

HIGH YIELD FUND

Total Return Based on a $10,000 Investment

Comparative Results†††

For Periods ended June 30, 2014	1 Year	5 Years	Since 3/31/09*
Class I
Average annual total return	11.51%	14.43%	16.07%
Class A
Average annual total return (with sales charge)	7.10%	13.18%	14.80%
Average annual total return (without sales charge)	11.28%	14.05%	15.63%
Class C
Average annual total return (with CDSC)	9.40%	13.27%	14.89%
Average annual total return (without CDSC)	10.40%	13.27%	14.89%
BofA Merrill Lynch BB-B US High Yield Constrained Index††
Average annual total return	11.33%	12.49%	15.45%

Returns shown for Class A and Class C shares for the periods prior to their inception are derived from the historical performance of Class I shares of the Fund during such periods and have been adjusted to reflect the higher total annual operating expenses of the class. (Inception dates: Class A — 5/29/09; Class C — 12/31/12.)

Average annual total returns with sales charge and CDSC shown for Class A and Class C shares, respectively, have been adjusted to reflect the applicable sales charges of each specific class. Returns for Class A reflect the maximum initial sales charge of 3.75%. Class C shares have no adjustment for sales charges, but redemptions within one year of purchase may be subject to a CDSC of 1%. Average annual total returns without sales charge or CDSC do not reflect the sales charges. Had the sales charge or CDSC been included, the Fund's returns would have been lower.

† The Fund invests primarily in high yield securities.

†† See index description on page 6.

††† Fund returns during certain periods shown reflect a fee waiver and/or expense reimbursement. Without waiver/reimbursement, returns would have been lower. Returns shown include the reinvestment of all dividends.

* Commencement of Class I.

Past performance is not indicative of future results and the graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Schedule of Investments — June 30, 2014

Hotchkis & Wiley Diversified Value Fund

Largest Equity Holdings	Percent of net assets
JPMorgan Chase & Co.	3.95%
Citigroup Inc.	3.93%
American International Group, Inc.	3.86%
Royal Dutch Shell PLC	3.67%
Bank of America Corporation	3.05%
Corning Incorporated	2.97%
Microsoft Corporation	2.85%
Oracle Corporation	2.74%
Hewlett-Packard Company	2.52%
Vodafone Group Public Limited Company	2.48%
COMMON STOCKS — 97.33%	Shares Held	Value
CONSUMER DISCRETIONARY — 14.02% Auto Components — 2.12%
Johnson Controls, Inc.	232,700	$11,618,711
Automobiles — 2.50%
General Motors Company	229,300	8,323,590
Honda Motor Co., Ltd. — ADR	154,900	5,419,951
		13,743,541
Hotels, Restaurants & Leisure — 1.19%
Carnival Corporation	68,100	2,563,965
McDonald's Corporation	39,300	3,959,082
		6,523,047
Media — 5.04%
Comcast Corporation	137,300	7,322,209
The Interpublic Group of Companies, Inc.	371,000	7,238,210
Omnicom Group Inc.	38,700	2,756,214
Time Warner Cable Inc.	51,400	7,571,220
Time Warner Inc.	39,800	2,795,950
		27,683,803
Multiline Retail — 2.50%
Nordstrom, Inc.	40,100	2,723,993
Target Corporation	189,700	10,993,115
		13,717,108
Specialty Retail — 0.67%
Lowe's Companies, Inc.	77,100	3,700,029
TOTAL CONSUMER DISCRETIONARY		76,986,239
CONSUMER STAPLES — 5.44% Beverages — 1.01%
Molson Coors Brewing Company	37,300	2,766,168
PepsiCo, Inc.	30,900	2,760,606
		5,526,774
Food & Staples Retailing — 2.21%
Wal-Mart Stores, Inc.	162,000	12,161,340
	Shares Held	Value
Food Products — 1.74%
Kellogg Company	61,400	$4,033,980
Mondelez International, Inc.	146,100	5,494,821
		9,528,801
Tobacco — 0.48%
Philip Morris International Inc.	31,200	2,630,472
TOTAL CONSUMER STAPLES		29,847,387
ENERGY — 9.03% Oil, Gas & Consumable Fuels — 9.03%
Cobalt International Energy, Inc. (a)	696,400	12,778,940
Kosmos Energy Ltd. (a)	140,600	1,578,938
Marathon Oil Corporation	243,100	9,704,552
Murphy Oil Corporation	81,200	5,398,176
Royal Dutch Shell PLC — ADR (c)	244,519	20,141,030
TOTAL ENERGY		49,601,636
FINANCIALS — 25.68% Banks — 14.32%
Bank of America Corporation	1,089,522	16,745,953
Citigroup Inc.	458,174	21,579,996
JPMorgan Chase & Co.	376,200	21,676,644
SunTrust Banks, Inc.	191,700	7,679,502
Wells Fargo & Company	208,234	10,944,779
		78,626,874
Capital Markets — 2.28%
The Bank of New York Mellon Corporation	155,100	5,813,148
The Goldman Sachs Group, Inc.	16,400	2,746,016
Morgan Stanley	122,400	3,957,192
		12,516,356
Consumer Finance — 1.84%
Capital One Financial Corporation	122,100	10,085,460

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — June 30, 2014

Hotchkis & Wiley Diversified Value Fund

	Shares Held	Value
Insurance — 7.24%
The Allstate Corporation	181,700	$10,669,424
American International Group, Inc.	388,500	21,204,330
Unum Group	227,600	7,911,376
		39,785,130
TOTAL FINANCIALS		141,013,820
HEALTH CARE — 15.24% Health Care Equipment & Supplies — 2.05%
Covidien Public Limited Company	35,100	3,165,318
Medtronic, Inc.	83,000	5,292,080
Zimmer Holdings, Inc.	26,700	2,773,062
		11,230,460
Health Care Providers & Services — 7.40%
Aetna Inc.	37,800	3,064,824
Express Scripts Holding Company (a)	77,100	5,345,343
Humana Inc.	58,400	7,458,848
Quest Diagnostics Inc.	43,800	2,570,622
UnitedHealth Group Incorporated	159,700	13,055,475
WellPoint, Inc.	84,900	9,136,089
		40,631,201
Pharmaceuticals — 5.79%
Eli Lilly and Company	110,500	6,869,785
GlaxoSmithKline plc — ADR	118,700	6,348,076
Johnson & Johnson	26,200	2,741,044
Novartis AG — ADR	29,500	2,670,635
Sanofi SA — ADR	247,700	13,170,209
		31,799,749
TOTAL HEALTH CARE		83,661,410
INDUSTRIALS — 6.83% Aerospace & Defense — 2.58%
The Boeing Company	51,400	6,539,622
Embraer S.A. — ADR	71,700	2,612,031
Lockheed Martin Corporation	15,800	2,539,534
Northrop Grumman Corporation	20,800	2,488,304
		14,179,491
Air Freight & Logistics — 0.52%
FedEx Corporation	18,900	2,861,082
Machinery — 3.73%
CNH Industrial N.V. (c)	112,800	1,152,816
Cummins Inc.	58,400	9,010,536
PACCAR Inc.	76,700	4,819,061
Stanley Black & Decker, Inc.	62,600	5,497,532
		20,479,945
TOTAL INDUSTRIALS		37,520,518
	Shares Held	Value
INFORMATION TECHNOLOGY — 14.04% Communications Equipment — 0.79%
Telefonaktiebolaget LM Ericsson — ADR	359,800	$4,346,384
Electronic Equipment, Instruments & Components — 3.44%
Corning Incorporated	742,800	16,304,460
TE Connectivity Ltd.	41,500	2,566,360
		18,870,820
IT Services — 1.22%
International Business Machines Corporation	37,000	6,706,990
Semiconductors & Semiconductor Equipment — 0.48%
Texas Instruments Incorporated	54,900	2,623,671
Software — 5.59%
Microsoft Corporation	375,800	15,670,860
Oracle Corporation	371,100	15,040,683
		30,711,543
Technology Hardware, Storage & Peripherals — 2.52%
Hewlett-Packard Company	411,600	13,862,688
TOTAL INFORMATION TECHNOLOGY		77,122,096
TELECOMMUNICATION SERVICES — 2.48% Wireless Telecommunication Services — 2.48%
Vodafone Group Public Limited Company — ADR	407,163	13,595,172
TOTAL TELECOMMUNICATION SERVICES		13,595,172
UTILITIES — 4.57% Electric Utilities — 0.98%
Edison International	46,700	2,713,737
Exelon Corporation	74,300	2,710,464
		5,424,201
Independent Power & Renewable Electricity Producers — 1.43%
NRG Energy, Inc.	210,900	7,845,480
Multi-Utilities — 2.16%
Public Service Enterprise Group Incorporated	290,500	11,849,495
TOTAL UTILITIES		25,119,176
Total common stocks (Cost $482,941,350)		534,467,454
Total long-term investments (Cost $482,941,350)		534,467,454
COLLATERAL FOR SECURITIES ON LOAN — 0.19%
Money Market Funds — 0.19%
Invesco Government Agency Portfolio, 0.01%^	1,065,210	1,065,210
Total collateral for securities on loan (Cost $1,065,210)		1,065,210

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — June 30, 2014

Hotchkis & Wiley Diversified Value Fund

SHORT-TERM INVESTMENTS — 2.72%	Principal Amount	Value
Time Deposits — 2.72%
Citibank, 0.03%, 07/01/2014*	$10,879,749	$10,879,749
Deutsche Bank, 0.03%, 07/01/2014*	4,072,900	4,072,900
Total short-term investments (Cost $14,952,649)		14,952,649
Total investments — 100.24% (Cost $498,959,209)		550,485,313
Liabilities in excess of other assets — (0.24)%		(1,342,134)
Net assets — 100.00%		$549,143,179

(a) — Non-income producing security.

(c) — All or a portion of this security is on loan. The total market value of securities on loan was $1,042,147.

ADR — American Depositary Receipt

^ — Rate shown is the 7-day yield as of June 30, 2014.

* — Invested through a cash management account administered by Brown Brothers Harriman & Co.

The Global Industry Classification Standard (GICS®) was developed by MSCI, an independent provider of global indices and benchmark-related products and services, and Standard & Poor's (S&P), an independent international financial data and investment services company. The GICS methodology has been widely accepted as an industry analysis framework for investment research, portfolio management and asset allocation. The GICS structure consists of 10 sectors, 24 industry groups, 67 industries and 156 sub-industries. Each stock that is classified will have a coding at all four of these levels.

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — June 30, 2014

Hotchkis & Wiley Large Cap Value Fund

Largest Equity Holdings	Percent of net assets
American International Group, Inc.	4.72%
JPMorgan Chase & Co.	4.19%
Citigroup Inc.	4.15%
Royal Dutch Shell PLC	4.04%
Bank of America Corporation	3.30%
Corning Incorporated	3.04%
Vodafone Group Public Limited Company	2.97%
Wal-Mart Stores, Inc.	2.95%
Microsoft Corporation	2.95%
Hewlett-Packard Company	2.84%
COMMON STOCKS — 98.61%	Shares Held	Value
CONSUMER DISCRETIONARY — 12.22% Auto Components — 3.24%
Johnson Controls, Inc.	341,000	$17,026,130
Lear Corporation	41,900	3,742,508
Magna International Inc.	36,000	3,879,000
		24,647,638
Automobiles — 2.01%
General Motors Company	214,700	7,793,610
Honda Motor Co., Ltd. — ADR	213,900	7,484,361
		15,277,971
Hotels, Restaurants & Leisure — 0.73%
McDonald's Corporation	55,300	5,570,922
Media — 3.58%
Comcast Corporation	222,000	11,839,260
The Interpublic Group of Companies, Inc.	389,600	7,601,096
Time Warner Cable Inc.	52,900	7,792,170
		27,232,526
Multiline Retail — 2.66%
Target Corporation	349,800	20,270,910
TOTAL CONSUMER DISCRETIONARY		92,999,967
CONSUMER STAPLES — 4.62% Food & Staples Retailing — 2.95%
Wal-Mart Stores, Inc.	299,200	22,460,944
Food Products — 1.20%
Kellogg Company	81,500	5,354,550
Mondelez International, Inc.	99,000	3,723,390
		9,077,940
Tobacco — 0.47%
Philip Morris International Inc.	42,500	3,583,175
TOTAL CONSUMER STAPLES		35,122,059
	Shares Held	Value
ENERGY — 9.20% Oil, Gas & Consumable Fuels — 9.20%
Marathon Oil Corporation	384,800	$15,361,216
Murphy Oil Corporation	243,300	16,174,584
Royal Dutch Shell PLC — ADR (c)	373,143	30,735,789
Total S.A. — ADR	107,200	7,739,840
TOTAL ENERGY		70,011,429
FINANCIALS — 27.06% Banks — 14.63%
Bank of America Corporation	1,631,689	25,079,060
BB&T Corporation	98,600	3,887,798
Citigroup Inc.	670,768	31,593,173
JPMorgan Chase & Co.	553,700	31,904,194
Wells Fargo & Company	358,691	18,852,799
		111,317,024
Capital Markets — 1.58%
The Bank of New York Mellon Corporation	217,300	8,144,404
The Goldman Sachs Group, Inc.	23,300	3,901,352
		12,045,756
Consumer Finance — 1.97%
Capital One Financial Corporation	181,500	14,991,900
Insurance — 8.88%
The Allstate Corporation	321,000	18,849,120
American International Group, Inc.	658,600	35,946,388
Unum Group	367,800	12,784,728
		67,580,236
TOTAL FINANCIALS		205,934,916
HEALTH CARE — 13.54% Health Care Equipment & Supplies — 0.97%
Zimmer Holdings, Inc.	71,300	7,405,218

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — June 30, 2014

Hotchkis & Wiley Large Cap Value Fund

	Shares Held	Value
Health Care Providers & Services — 6.10%
Humana Inc.	81,200	$10,370,864
UnitedHealth Group Incorporated	262,600	21,467,550
WellPoint, Inc.	135,300	14,559,633
		46,398,047
Pharmaceuticals — 6.47%
Eli Lilly and Company	189,200	11,762,564
GlaxoSmithKline plc — ADR	207,700	11,107,796
Johnson & Johnson	73,300	7,668,646
Sanofi SA — ADR	352,400	18,737,108
		49,276,114
TOTAL HEALTH CARE		103,079,379
INDUSTRIALS — 7.73% Aerospace & Defense — 2.74%
The Boeing Company	82,500	10,496,475
Embraer S.A. — ADR	81,900	2,983,617
Lockheed Martin Corporation	23,000	3,696,790
Northrop Grumman Corporation	31,000	3,708,530
		20,885,412
Machinery — 4.48%
Cummins Inc.	115,800	17,866,782
PACCAR Inc.	137,000	8,607,710
Stanley Black & Decker, Inc.	86,300	7,578,866
		34,053,358
Professional Services — 0.51%
Manpowergroup Inc.	46,100	3,911,585
TOTAL INDUSTRIALS		58,850,355
INFORMATION TECHNOLOGY — 13.81% Communications Equipment — 0.79%
Telefonaktiebolaget LM Ericsson — ADR	498,300	6,019,464
Electronic Equipment, Instruments & Components — 3.04%
Corning Incorporated	1,053,500	23,124,325
IT Services — 1.47%
International Business Machines Corporation	61,600	11,166,232
Software — 5.67%
Microsoft Corporation	538,400	22,451,280
Oracle Corporation	510,000	20,670,300
		43,121,580
Technology Hardware, Storage & Peripherals — 2.84%
Hewlett-Packard Company	642,200	21,629,296
TOTAL INFORMATION TECHNOLOGY		105,060,897
TELECOMMUNICATION SERVICES — 2.97% Wireless Telecommunication Services — 2.97%
Vodafone Group Public Limited Company — ADR	676,754	22,596,816
TOTAL TELECOMMUNICATION SERVICES		22,596,816
	Shares Held	Value
UTILITIES — 7.46% Electric Utilities — 3.03%
Edison International	66,800	$3,881,748
Exelon Corporation	102,900	3,753,792
PPL Corporation	215,000	7,638,950
The Southern Company	171,400	7,778,132
		23,052,622
Independent Power & Renewable Electricity Producers — 1.66%
NRG Energy, Inc.	339,700	12,636,840
Multi-Utilities — 2.77%
Public Service Enterprise Group Incorporated	517,200	21,096,588
TOTAL UTILITIES		56,786,050
Total common stocks (Cost $714,016,298)		750,441,868
Total long-term investments (Cost $714,016,298)		750,441,868
COLLATERAL FOR SECURITIES ON LOAN — 0.04%
Money Market Funds — 0.04%
Invesco Government Agency Portfolio, 0.01%^	311,269	311,269
Total collateral for securities on loan (Cost $311,269)		311,269
SHORT-TERM INVESTMENTS — 1.20%	Principal Amount
Time Deposits — 1.20%
SEB, 0.03%, 07/01/2014*	$9,078,974	9,078,974
Total short-term investments (Cost $9,078,974)		9,078,974
Total investments — 99.85% (Cost $723,406,541)		759,832,111
Other assets in excess of liabilities — 0.15%		1,177,923
Net assets — 100.00%		$761,010,034

(c) — All or a portion of this security is on loan. The total market value of securities on loan was $305,073.

ADR — American Depositary Receipt

^ — Rate shown is the 7-day yield as of June 30, 2014.

* — Invested through a cash management account administered by Brown Brothers Harriman & Co.

The Global Industry Classification Standard (GICS®) was developed by MSCI, an independent provider of global indices and benchmark-related products and services, and Standard & Poor's (S&P), an independent international financial data and investment services company. The GICS methodology has been widely accepted as an industry analysis framework for investment research, portfolio management and asset allocation. The GICS structure consists of 10 sectors, 24 industry groups, 67 industries and 156 sub-industries. Each stock that is classified will have a coding at all four of these levels.

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — June 30, 2014

Hotchkis & Wiley Mid-Cap Value Fund

Largest Equity Holdings	Percent of net assets
SunTrust Banks, Inc.	3.82%
ARRIS Group, Inc.	3.36%
Great Plains Energy Incorporated	3.30%
The Goodyear Tire & Rubber Company	3.25%
Public Service Enterprise Group Incorporated	3.23%
Cobalt International Energy, Inc.	3.19%
Willis Group Holdings Public Limited Company	3.18%
Avnet, Inc.	3.10%
Kosmos Energy Ltd.	3.09%
Kohl's Corporation	3.01%
COMMON STOCKS — 95.81%	Shares Held	Value
CONSUMER DISCRETIONARY — 16.03% Auto Components — 4.76%
The Goodyear Tire & Rubber Company	4,186,900	$116,312,082
Lear Corporation	606,500	54,172,580
		170,484,662
Diversified Consumer Services — 0.76%
H & R Block, Inc.	808,800	27,110,976
Media — 2.32%
The Interpublic Group of Companies, Inc.	3,301,500	64,412,265
News Corporation (a)	1,055,300	18,932,082
		83,344,347
Multiline Retail — 3.01%
Kohl's Corporation	2,049,700	107,978,196
Specialty Retail — 5.18%
Bed Bath & Beyond Inc. (a)	506,400	29,057,232
Best Buy Co., Inc.	699,800	21,700,798
Office Depot, Inc. (a)	3,255,500	18,523,795
Rent-A-Center, Inc.	2,185,600	62,683,008
Staples, Inc.	4,939,100	53,539,844
		185,504,677
TOTAL CONSUMER DISCRETIONARY		574,422,858
CONSUMER STAPLES — 2.80% Food Products — 2.80%
Bunge Limited	971,900	73,514,516
Fresh Del Monte Produce Inc.	873,400	26,769,710
TOTAL CONSUMER STAPLES		100,284,226
ENERGY — 8.70% Energy Equipment & Services — 0.54%
McDermott International, Inc. (a) (c)	2,371,300	19,183,817
	Shares Held	Value
Oil, Gas & Consumable Fuels — 8.16%
Cairn Energy PLC (a) (f)	11,084,600	$37,927,137
Cobalt International Energy, Inc. (a)	6,224,000	114,210,400
Comstock Resources, Inc.	1,031,600	29,751,344
Kosmos Energy Ltd. (a)	9,853,500	110,654,805
		292,543,686
TOTAL ENERGY		311,727,503
FINANCIALS — 27.20% Banks — 13.14%
CIT Group Inc.	837,000	38,301,120
Comerica Incorporated	326,300	16,367,208
First Horizon National Corporation	5,311,258	62,991,515
KeyCorp	3,181,120	45,585,450
Regions Financial Corporation	10,048,200	106,711,884
SunTrust Banks, Inc.	3,417,500	136,905,050
Zions Bancorporation	2,170,300	63,958,741
		470,820,968
Capital Markets — 0.79%
Northern Trust Corporation	440,900	28,310,189
Diversified Financial Services — 2.00%
PHH Corporation (a) (b)	3,128,000	71,881,440
Insurance — 10.71%
Alleghany Corporation (a)	81,800	35,838,216
Aspen Insurance Holdings Limited	622,700	28,283,034
Unum Group	2,308,400	80,239,984
White Mountains Insurance Group, Ltd.	176,300	107,267,972
Willis Group Holdings Public Limited Company	2,633,500	114,030,550
XL Group Public Limited Company	552,500	18,083,325
		383,743,081

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — June 30, 2014

Hotchkis & Wiley Mid-Cap Value Fund

	Shares Held	Value
Real Estate Investment Trusts — 0.56%
The GEO Group, Inc.	565,800	$20,216,034
TOTAL FINANCIALS		974,971,712
HEALTH CARE — 6.23% Health Care Providers & Services — 6.23%
Humana Inc.	764,300	97,616,396
LifePoint Hospitals, Inc. (a)	578,600	35,931,060
Quest Diagnostics Inc.	1,036,300	60,820,447
WellCare Health Plans, Inc. (a)	388,500	29,005,410
TOTAL HEALTH CARE		223,373,313
INDUSTRIALS — 6.84% Aerospace & Defense — 0.99%
Embraer S.A. — ADR	968,900	35,297,027
Airlines — 1.03%
JetBlue Airways Corporation (a)	3,393,300	36,817,305
Machinery — 1.93%
Navistar International Corporation (a)	490,600	18,387,688
Stanley Black & Decker, Inc.	579,500	50,891,690
		69,279,378
Road & Rail — 2.89%
Con-way Inc.	2,057,500	103,718,575
TOTAL INDUSTRIALS		245,112,285
INFORMATION TECHNOLOGY — 15.36% Communications Equipment — 3.36%
ARRIS Group, Inc. (a)	3,703,300	120,468,349
Electronic Equipment, Instruments & Components — 5.92%
Avnet, Inc.	2,503,700	110,938,947
CDW Corporation	2,297,300	73,237,924
Ingram Micro Inc. (a)	954,400	27,878,024
		212,054,895
IT Services — 1.16%
The Western Union Company	2,390,200	41,446,068
Semiconductors & Semiconductor Equipment — 2.74%
Marvell Technology Group Ltd.	1,100,200	15,765,866
ON Semiconductor Corporation (a)	9,041,900	82,642,966
		98,408,832
Software — 2.18%
CA, Inc.	1,274,700	36,634,878
Comverse, Inc. (a)	152,680	4,073,503
Symantec Corporation	1,636,300	37,471,270
		78,179,651
TOTAL INFORMATION TECHNOLOGY		550,557,795
	Shares Held	Value
UTILITIES — 12.65% Electric Utilities — 7.17%
Great Plains Energy Incorporated	4,401,900	$118,279,053
Pepco Holdings, Inc.	1,492,700	41,019,396
PPL Corporation	2,743,600	97,480,108
		256,778,557
Independent Power & Renewable Electricity Producers — 2.25%
NRG Energy, Inc.	2,170,500	80,742,600
Multi-Utilities — 3.23%
Public Service Enterprise Group Incorporated	2,838,700	115,790,573
TOTAL UTILITIES		453,311,730
Total common stocks (Cost $2,978,129,969)		3,433,761,422
Total long-term investments (Cost $2,978,129,969)		3,433,761,422
COLLATERAL FOR SECURITIES ON LOAN — 0.40%
Money Market Funds — 0.40%
Invesco Government Agency Portfolio, 0.01%^	14,602,452	14,602,452
Total collateral for securities on loan (Cost $14,602,452)		14,602,452
SHORT-TERM INVESTMENTS — 5.04%	Principal Amount
Time Deposits — 5.04%
Australia and New Zealand Banking Group Limited, 0.03%, 07/01/2014*	$62,649,036	62,649,036
The Bank of Tokyo — Mitsubishi UFJ, Ltd. 0.03%, 07/01/2014*	117,984,976	117,984,976
Total short-term investments (Cost $180,634,012)		180,634,012
Total investments — 101.25% (Cost $3,173,366,433)		3,628,997,886
Liabilities in excess of other assets — (1.25)%		(44,956,035)
Net assets — 100.00%		$3,584,041,851

(a) — Non-income producing security.

(b) — Affiliated issuer. See Note 6 in Notes to the Financial Statements.

(c) — All or a portion of this security is on loan. The total market value of securities on loan was $14,227,800.

(f) — Security was fair valued as a result of market movements following the close of local trading using a third-party vendor's proprietary fair value pricing model. The total market value of this security was $37,927,137, which represented 1.06% of net assets. See Security Valuation in Note 1 in Notes to the Financial Statements.

ADR — American Depositary Receipt

^ — Rate shown is the 7-day yield as of June 30, 2014.

* — Invested through a cash management account administered by Brown Brothers Harriman & Co.

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — June 30, 2014

Hotchkis & Wiley Mid-Cap Value Fund

The Global Industry Classification Standard (GICS®) was developed by MSCI, an independent provider of global indices and benchmark-related products and services, and Standard & Poor's (S&P), an independent international financial data and investment services company. The GICS methodology has been widely accepted as an industry analysis framework for investment research, portfolio management and asset allocation. The GICS structure consists of 10 sectors, 24 industry groups, 67 industries and 156 sub-industries. Each stock that is classified will have a coding at all four of these levels.

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — June 30, 2014

Hotchkis & Wiley Small Cap Value Fund

Largest Equity Holdings	Percent of net assets
Masonite International Corporation	5.18%
Con-way Inc.	5.15%
Kaiser Aluminum Corporation	4.01%
First Horizon National Corporation	3.80%
Horace Mann Educators Corporation	3.61%
WellCare Health Plans, Inc.	3.39%
The GEO Group, Inc.	3.23%
Matson, Inc.	3.06%
Sonic Automotive, Inc.	3.03%
Great Plains Energy Incorporated	2.98%
COMMON STOCKS — 94.48%	Shares Held	Value
CONSUMER DISCRETIONARY — 8.93% Hotels, Restaurants & Leisure — 0.59%
Lakes Entertainment, Inc. (a)	197,000	$927,870
Ruby Tuesday, Inc. (a)	677,800	5,144,502
		6,072,372
Household Durables — 1.69%
M/I Homes, Inc. (a)	433,600	10,523,472
William Lyon Homes (a)	228,700	6,961,628
		17,485,100
Multiline Retail — 0.49%
Big Lots, Inc. (a)	109,500	5,004,150
Specialty Retail — 5.78%
Rent-A-Center, Inc.	991,000	28,421,880
Sonic Automotive, Inc.	1,174,000	31,322,320
		59,744,200
Textiles, Apparel & Luxury Goods — 0.38%
Quiksilver, Inc. (a)	1,096,700	3,926,186
TOTAL CONSUMER DISCRETIONARY		92,232,008
ENERGY — 3.35% Energy Equipment & Services — 0.84%
McDermott International, Inc. (a) (c)	1,077,700	8,718,593
Oil, Gas & Consumable Fuels — 2.51%
Cairn Energy PLC (a) (f)	3,342,600	11,437,061
Cobalt International Energy, Inc. (a)	397,200	7,288,620
Rockhopper Exploration PLC (a)	4,768,500	7,181,476
		25,907,157
TOTAL ENERGY		34,625,750
	Shares Held	Value
FINANCIALS — 25.91% Banks — 7.84%
Associated Banc-Corp	482,500	$8,723,600
Cascade Bancorp (a)	413,765	2,155,715
First Horizon National Corporation	3,308,231	39,235,623
First Niagara Financial Group, Inc.	1,256,200	10,979,188
Investors Bancorp, Inc.	276,500	3,055,325
Synovus Financial Corp.	364,671	8,890,679
Webster Financial Corporation	254,300	8,020,622
		81,060,752
Capital Markets — 0.22%
Oppenheimer Holdings Inc.	96,800	2,322,232
Diversified Financial Services — 2.34%
PHH Corporation (a)	1,050,700	24,145,086
Insurance — 10.97%
Aspen Insurance Holdings Limited	351,000	15,942,420
Employers Holdings, Inc.	118,000	2,499,240
Endurance Specialty Holdings Ltd.	81,800	4,220,062
Global Indemnity Public Limited Company (a)	375,536	9,760,181
The Hanover Insurance Group, Inc.	97,200	6,138,180
Horace Mann Educators Corporation	1,192,200	37,280,094
National Western Life Insurance Company	5,800	1,446,578
Platinum Underwriters Holdings, Ltd.	314,400	20,388,840
Symetra Financial Corporation	691,100	15,715,614
		113,391,209
Real Estate Investment Trusts — 4.54%
The GEO Group, Inc.	934,996	33,407,407
Granite Real Estate Investment Trust	361,600	13,455,136
		46,862,543
TOTAL FINANCIALS		267,781,822

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — June 30, 2014

Hotchkis & Wiley Small Cap Value Fund

	Shares Held	Value
HEALTH CARE — 10.74% Health Care Equipment & Supplies — 1.00%
Invacare Corporation	562,600	$10,334,962
Health Care Providers & Services — 7.01%
Hanger, Inc. (a)	313,300	9,853,285
LifePoint Hospitals, Inc. (a)	442,900	27,504,090
WellCare Health Plans, Inc. (a)	469,100	35,023,006
		72,380,381
Pharmaceuticals — 2.73%
Taro Pharmaceutical Industries Ltd. (a)	201,200	28,216,288
TOTAL HEALTH CARE		110,931,631
INDUSTRIALS — 24.44% Aerospace & Defense — 0.85%
Embraer S.A. — ADR	113,600	4,138,448
Huntington Ingalls industries, Inc.	48,800	4,615,992
		8,754,440
Airlines — 1.34%
JetBlue Airways Corporation (a)	1,278,000	13,866,300
Building Products — 5.18%
Masonite International Corporation (a)	950,400	53,469,504
Commercial Services & Supplies — 1.06%
The Brink's Company	389,800	11,000,156
Machinery — 4.32%
Meritor, Inc. (a)	2,149,500	28,029,480
Miller Industries, Inc. (b)	805,800	16,583,364
		44,612,844
Marine — 3.06%
Matson, Inc.	1,177,700	31,609,468
Professional Services — 1.08%
Heidrick & Struggles International, Inc.	121,400	2,245,900
Hudson Global, Inc. (a) (b)	2,266,700	8,908,131
		11,154,031
Road & Rail — 5.15%
Con-way Inc.	1,055,900	53,227,919
Trading Companies & Distributors — 2.40%
Rush Enterprises, Inc. (a)	715,600	24,809,852
TOTAL INDUSTRIALS		252,504,514
INFORMATION TECHNOLOGY — 8.28% Communications Equipment — 2.85%
ARRIS Group, Inc. (a)	906,700	29,494,951
Semiconductors & Semiconductor Equipment — 3.30%
Diodes Incorporated (a)	357,500	10,353,200
ON Semiconductor Corporation (a)	2,592,700	23,697,278
		34,050,478
	Shares Held	Value
Software — 1.19%
Comverse, Inc. (a)	462,510	$12,339,767
Technology Hardware, Storage & Peripherals — 0.94%
QLogic Corporation (a)	960,500	9,691,445
TOTAL INFORMATION TECHNOLOGY		85,576,641
MATERIALS — 7.16% Metals & Mining — 7.16%
Horsehead Holding Corp. (a)	1,249,100	22,808,566
Kaiser Aluminum Corporation	569,300	41,484,891
Noranda Aluminum Holding Corporation	2,739,100	9,669,023
TOTAL MATERIALS		73,962,480
UTILITIES — 5.67% Electric Utilities — 3.17%
Great Plains Energy Incorporated	1,147,200	30,825,264
Westar Energy, Inc.	52,300	1,997,337
		32,822,601
Independent Power & Renewable Electricity Producers — 2.50%
NRG Energy, Inc.	693,999	25,816,763
TOTAL UTILITIES		58,639,364
Total common stocks (Cost $819,307,524)		976,254,210
INVESTMENT COMPANIES — 3.99%
Exchange Traded Funds — 3.99%
iShares Russell 2000 Index Fund (c)	173,300	20,589,773
iShares Russell 2000 Value Index Fund (c)	199,200	20,569,392
Total investment companies (Cost $33,556,853)		41,159,165
Total long-term investments (Cost $852,864,377)		1,017,413,375
COLLATERAL FOR SECURITIES ON LOAN — 2.90%
Money Market Funds — 2.90%
Invesco Government Agency Portfolio, 0.01%^	29,977,495	29,977,495
Total collateral for securities on loan (Cost $29,977,495)		29,977,495
SHORT-TERM INVESTMENTS — 9.81%	Principal Amount
Time Deposits — 9.81%
Banco Santander S.A., 0.03%, 07/01/2014*	$101,365,378	101,365,378
Total short-term investments (Cost $101,365,378)		101,365,378
Total investments — 111.18% (Cost $984,207,250)		1,148,756,248
Liabilities in excess of other assets — (11.18)%		(115,475,275)
Net assets — 100.00%		$1,033,280,973

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — June 30, 2014

Hotchkis & Wiley Small Cap Value Fund

(a) — Non-income producing security.

(b) — Affiliated issuer. See Note 6 in Notes to the Financial Statements.

(c) — All or a portion of these securities are on loan. The total market value of securities on loan was $29,332,167.

(f) — Security was fair valued as a result of market movements following the close of local trading using a third-party vendor's proprietary fair value pricing model. The total market value of this security was $11,437,061, which represented 1.11% of net assets. See Security Valuation in Note 1 in Notes to the Financial Statements.

ADR — American Depositary Receipt

^ — Rate shown is the 7-day yield as of June 30, 2014.

* — Invested through a cash management account administered by Brown Brothers Harriman & Co.

The Global Industry Classification Standard (GICS®) was developed by MSCI, an independent provider of global indices and benchmark-related products and services, and Standard & Poor's (S&P), an independent international financial data and investment services company. The GICS methodology has been widely accepted as an industry analysis framework for investment research, portfolio management and asset allocation. The GICS structure consists of 10 sectors, 24 industry groups, 67 industries and 156 sub-industries. Each stock that is classified will have a coding at all four of these levels.

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — June 30, 2014

Hotchkis & Wiley Global Value Fund

Largest Equity Holdings	Percent of net assets
Direct Line Insurance Group plc	4.89%
American International Group, Inc.	4.66%
Citigroup Inc.	3.68%
JPMorgan Chase & Co.	3.29%
BAE Systems PLC	3.08%
Sanofi SA	2.96%
Bank of America Corporation	2.84%
Corning Incorporated	2.74%
Willis Group Holdings Public Limited Company	2.56%
Royal Dutch Shell PLC	2.52%
COMMON STOCKS — 99.21%	Shares Held	Value
CONSUMER DISCRETIONARY — 7.44% Auto Components — 0.46%
Compagnie Generale des Etablissements Michelin (f)	154	$18,388
Automobiles — 4.62%
Bayerische Motoren Werke AG (f)	688	65,871
Honda Motor Co., Ltd. (f)	2,300	80,258
Renault SA (f)	430	38,869
		184,998
Distributors — 0.94%
SA D'Ieteren NV (f)	899	37,659
Multiline Retail — 1.42%
Target Corporation	982	56,907
TOTAL CONSUMER DISCRETIONARY		297,952
CONSUMER STAPLES — 5.56% Beverages — 1.47%
Heineken Holding N.V. (f)	598	39,297
Stock Spirits Group PLC (a) (f)	3,889	19,818
		59,115
Food & Staples Retailing — 3.32%
Tesco plc (f)	15,649	76,057
Wal-Mart Stores, Inc.	757	56,828
		132,885
Food Products — 0.77%
Toyo Suisan Kaisha, Ltd. (f)	1,000	30,825
TOTAL CONSUMER STAPLES		222,825
ENERGY — 8.35% Oil, Gas & Consumable Fuels — 8.35%
Cairn Energy PLC (a) (f)	14,747	50,458
Cobalt International Energy, Inc. (a)	4,428	81,254
Kosmos Energy Ltd. (a)	3,675	41,270
Rockhopper Exploration PLC (a)	40,126	60,431
Royal Dutch Shell PLC — ADR	1,226	100,986
TOTAL ENERGY		334,399
	Shares Held	Value
FINANCIALS — 29.04% Banks — 12.59%
Bank of America Corporation	7,407	$113,846
Barclays PLC (f)	12,747	46,434
Citigroup Inc.	3,129	147,376
JPMorgan Chase & Co.	2,289	131,892
Societe Generale (f)	467	24,491
Wells Fargo & Company	759	39,893
		503,932
Capital Markets — 0.91%
The Bank of New York Mellon Corporation	522	19,565
Credit Suisse Group AG (f)	595	16,921
		36,486
Diversified Financial Services — 1.42%
ING Groep N.V. (a) (f)	4,052	56,859
Insurance — 14.12%
The Allstate Corporation	707	41,515
American International Group, Inc.	3,416	186,445
Direct Line Insurance Group plc (f)	42,450	195,900
White Mountains Insurance Group, Ltd.	64	38,940
Willis Group Holdings Public Limited Company	2,368	102,535
		565,335
TOTAL FINANCIALS		1,162,612
HEALTH CARE — 11.81% Health Care Providers & Services — 4.19%
Humana Inc.	419	53,515
UnitedHealth Group Incorporated	1,119	91,478
WellPoint, Inc.	210	22,598
		167,591

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — June 30, 2014

Hotchkis & Wiley Global Value Fund

	Shares Held	Value
Pharmaceuticals — 7.62%
GlaxoSmithKline plc — ADR	1,411	$75,460
Novartis AG — ADR	219	19,826
Sanofi SA (f)	1,114	118,407
Taro Pharmaceutical Industries Ltd. (a)	652	91,436
		305,129
TOTAL HEALTH CARE		472,720
INDUSTRIALS — 16.62% Aerospace & Defense — 4.61%
BAE Systems plc (f)	16,627	123,151
Embraer S.A. — ADR	1,689	61,530
		184,681
Air Freight & Logistics — 2.08%
Royal Mail PLC (f)	9,763	83,316
Building Products — 2.44%
Masonite International Corporation (a)	1,734	97,555
Construction & Engineering — 0.70%
Bouygues SA (f)	673	28,004
Machinery — 5.64%
Cummins Inc.	456	70,356
Danieli & C. Officine Meccaniche S.p.A.	4,046	90,693
KSB AG (f)	90	64,892
		225,941
Road & Rail — 1.15%
Con-way Inc.	912	45,974
TOTAL INDUSTRIALS		665,471
INFORMATION TECHNOLOGY — 12.55% Communications Equipment — 1.20%
Telefonaktiebolaget LM Ericsson — ADR	3,980	48,078
Electronic Equipment, Instruments & Components — 4.92%
Corning Incorporated	4,998	109,706
Nippon Electric Glass Co., Ltd. (f)	15,000	87,418
		197,124
Software — 4.09%
Microsoft Corporation	2,007	83,692
Oracle Corporation	1,970	79,844
		163,536
Technology Hardware, Storage & Peripherals — 2.34%
Hewlett-Packard Company	2,786	93,833
TOTAL INFORMATION TECHNOLOGY		502,571
TELECOMMUNICATION SERVICES — 3.44% Wireless Telecommunication Services — 3.44%
Mobistar SA (a) (f)	1,963	37,471
Vodafone Group Public Limited Company — ADR	3,003	100,270
TOTAL TELECOMMUNICATION SERVICES		137,741
	Shares Held		Value
UTILITIES — 4.40% Electric Utilities — 1.09%
SSE PLC (f)		1,625	$43,532
Independent Power & Renewable Electricity Producers — 1.48%
NRG Energy, Inc.		1,595	59,334
Multi-Utilities — 1.83%
Public Service Enterprise Group Incorporated		1,795	73,218
TOTAL UTILITIES			176,084
Total common stocks (Cost $3,496,587)			3,972,375
Total long-term investments (Cost $3,496,587)			3,972,375
SHORT-TERM INVESTMENTS — 0.73%	Principal Amount
Time Deposits — 0.73%
Banco Santander S.A., 0.03%, 07/01/2014*		$28,736	28,736
Brown Brothers Harriman & Co., 0.005%, 07/01/2014*	JPY	74,523	735
Total short-term investments (Cost $29,468)			29,471
Total investments — 99.94% (Cost $3,526,055)			4,001,846
Other assets in excess of liabilities — 0.06%			2,296
Net assets — 100.00%			$4,004,142

(a) — Non-income producing security.

(f) — Securities were fair valued as a result of market movements following the close of local trading using a third-party vendor's proprietary fair value pricing model. The total market value of these securities was $1,384,296, which represented 34.57% of net assets. See Security Valuation in Note 1 in Notes to the Financial Statements.

ADR — American Depositary Receipt

JPY — Japanese Yen

* — Invested through a cash management account administered by Brown Brothers Harriman & Co.

The Global Industry Classification Standard (GICS®) was developed by MSCI, an independent provider of global indices and benchmark-related products and services, and Standard & Poor's (S&P), an independent international financial data and investment services company. The GICS methodology has been widely accepted as an industry analysis framework for investment research, portfolio management and asset allocation. The GICS structure consists of 10 sectors, 24 industry groups, 67 industries and 156 sub-industries. Each stock that is classified will have a coding at all four of these levels.

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — June 30, 2014

Hotchkis & Wiley Value Opportunities Fund

Largest Equity Holdings	Percent of net assets
Direct Line Insurance Group plc	8.88%
American International Group, Inc.	8.54%
Masonite International Corporation	5.61%
Citigroup Inc.	4.93%
Bank of America Corporation	4.92%
JPMorgan Chase & Co.	4.58%
Oracle Corporation	3.50%
Nippon Electric Glass Co., Ltd.	3.47%
Corning Incorporated	3.46%
Danieli & C. Officine Meccaniche S.p.A.	2.99%
COMMON STOCKS — 95.52%	Shares Held	Value
CONSUMER DISCRETIONARY — 6.30% Automobiles — 3.14%
Bayerische Motoren Werke AG (f)	90,500	$8,664,683
General Motors Company	32,300	1,172,490
Motors Liquidation Company GUC Trust (a)	208,100	5,327,360
		15,164,533
Hotels, Restaurants & Leisure — 0.55%
Lakes Entertainment, Inc. (a)	99,800	470,058
McDonald's Corporation	21,500	2,165,910
		2,635,968
Multiline Retail — 0.92%
Target Corporation	76,100	4,409,995
Specialty Retail — 1.69%
Rent-A-Center, Inc. (b)	147,200	4,221,696
Sonic Automotive, Inc.	63,000	1,680,840
Staples, Inc.	209,300	2,268,812
		8,171,348
TOTAL CONSUMER DISCRETIONARY		30,381,844
CONSUMER STAPLES — 3.11% Food & Staples Retailing — 1.82%
Wal-Mart Stores, Inc.	117,300	8,805,711
Tobacco — 1.29%
Philip Morris International Inc.	73,800	6,222,078
TOTAL CONSUMER STAPLES		15,027,789
ENERGY — 4.26% Oil, Gas & Consumable Fuels — 4.26%
Cairn Energy PLC (a) (f)	489,500	1,674,876
Cobalt International Energy, Inc. (a)	331,300	6,079,355
Kosmos Energy Ltd. (a)	549,700	6,173,131
Rockhopper Exploration PLC (a)	913,600	1,375,904
Royal Dutch Shell PLC — ADR (c)	63,940	5,266,738
TOTAL ENERGY		20,570,004
	Shares Held	Value
FINANCIALS — 37.07% Banks — 16.93%
Bank of America Corporation	1,546,100	$23,763,557
Citigroup Inc.	504,900	23,780,790
JPMorgan Chase & Co. (b)	384,100	22,131,842
Wells Fargo & Company	229,200	12,046,752
		81,722,941
Consumer Finance — 1.19%
Capital One Financial Corporation	69,600	5,748,960
Insurance — 18.22%
American International Group, Inc. (b)	755,300	41,224,274
Direct Line Insurance Group plc (f)	9,293,700	42,888,933
Global Indemnity Public Limited Company (a)	148,300	3,854,317
		87,967,524
Real Estate Investment Trusts — 0.73%
The GEO Group, Inc.	99,100	3,540,843
TOTAL FINANCIALS		178,980,268
HEALTH CARE — 6.90% Health Care Providers & Services — 3.30%
Express Scripts Holding Company (a)	112,800	7,820,424
UnitedHealth Group Incorporated	99,000	8,093,250
		15,913,674
Pharmaceuticals — 3.60%
Sanofi SA — ADR	123,800	6,582,446
Taro Pharmaceutical Industries Ltd. (a)	77,100	10,812,504
		17,394,950
TOTAL HEALTH CARE		33,308,624
INDUSTRIALS — 18.54% Air Freight & Logistics — 2.15%
Air T, Inc. (a)	42,900	560,274
Royal Mail PLC (f)	1,152,500	9,835,311
		10,395,585

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — June 30, 2014

Hotchkis & Wiley Value Opportunities Fund

	Shares Held	Value
Building Products — 5.61%
Masonite International Corporation (a)	481,700	$27,100,442
Machinery — 7.55%
Danieli & C. Officine Meccaniche S.p.A.	643,400	14,422,098
KSB AG (f)	19,973	14,401,011
Meritor, Inc. (a)	330,400	4,308,416
Miller Industries, Inc. (b)	159,798	3,288,643
		36,420,168
Professional Services — 0.39%
Hudson Global, Inc. (a)	481,700	1,893,081
Road & Rail — 2.84%
Con-way Inc.	271,600	13,691,356
TOTAL INDUSTRIALS		89,500,632
INFORMATION TECHNOLOGY — 15.92% Electronic Equipment, Instruments & Components — 6.92%
Corning Incorporated	760,100	16,684,195
Nippon Electric Glass Co., Ltd. (f)	2,873,000	16,743,482
		33,427,677
IT Services — 1.38%
International Business Machines Corporation	36,800	6,670,736
Software — 6.40%
Microsoft Corporation	335,900	14,007,030
Oracle Corporation	416,800	16,892,904
		30,899,934
Technology Hardware, Storage & Peripherals — 1.22%
Hewlett-Packard Company (b)	174,300	5,870,424
TOTAL INFORMATION TECHNOLOGY		76,868,771
MATERIALS — 1.25% Metals & Mining — 1.25%
Kaiser Aluminum Corporation	32,900	2,397,423
Noranda Aluminum Holding Corporation	1,031,100	3,639,783
TOTAL MATERIALS		6,037,206
TELECOMMUNICATION SERVICES — 0.67% Wireless Telecommunication Services — 0.67%
Mobistar SA (a) (f)	169,900	3,243,127
TOTAL TELECOMMUNICATION SERVICES		3,243,127
UTILITIES — 1.50% Electric Utilities — 0.75%
Great Plains Energy Incorporated	134,500	3,614,015
Independent Power & Renewable Electricity Producers — 0.75%
NRG Energy, Inc.	97,300	3,619,560
TOTAL UTILITIES		7,233,575
Total common stocks (Cost $397,296,670)		461,151,840
INVESTMENT COMPANIES — 0.20%	Shares Held	Value
Closed-End Funds — 0.20%
Boulder Total Return Fund, Inc.	37,900	$972,135
Total investment companies (Cost $649,328)		972,135
PREFERRED STOCKS — 0.63%
FINANCIALS — 0.63% Real Estate — 0.03%
W2007 Grace Acquisition I, Inc. (a)	6,366	131,856
Thrifts & Mortgage Finance — 0.60%
Federal Home Loan Mortgage Corporation — Series K (a)	33,900	620,031
Federal Home Loan Mortgage Corporation — Series N (a)	118,600	1,960,458
Federal Home Loan Mortgage Corporation — Series S (a)	18,700	329,120
		2,909,609
TOTAL FINANCIALS		3,041,465
Total preferred stocks (Cost $337,338)		3,041,465
CORPORATE BONDS — 1.54%	Principal Amount
CONSUMER DISCRETIONARY — 0.23% Household Durables — 0.23%
William Lyon Homes, Inc. 8.500%, 11/15/2020	$1,000,000	1,123,750
TOTAL CONSUMER DISCRETIONARY		1,123,750
MATERIALS — 1.31% Metals & Mining — 1.31%
Horsehead Holding Corp. 10.500%, 06/01/2017 (Acquired 07/19/2012 — 10/23/2012, Cost $5,496,658) (r)	5,500,000	6,338,750
TOTAL MATERIALS		6,338,750
Total corporate bonds (Cost $6,496,658)		7,462,500
PURCHASED PUT OPTIONS — 0.05%	Contracts (100 shares per contract)
TELECOMMUNICATION SERVICES — 0.05% Diversified Telecommunication Services — 0.05%
Verizon Communications Inc. (a) Expiration: January 2015, Exercise Price: $45.00	2,000	242,000
TOTAL TELECOMMUNICATION SERVICES		242,000
Total purchased put options (Cost $1,066,071)		242,000
The accompanying notes are an integral part of these financial statements.

Schedule of Investments — June 30, 2014

Hotchkis & Wiley Value Opportunities Fund

WARRANTS — 0.65%	Shares Held		Value
FINANCIALS — 0.65% Insurance — 0.65%
American International Group, Inc. (a) Expiration: January 2021, Exercise Price: $45.00		117,400	$3,122,840
TOTAL FINANCIALS			3,122,840
Total warrants (Cost $887,359)			3,122,840
Total long-term investments (Cost $406,733,424)			475,992,780
COLLATERAL FOR SECURITIES ON LOAN — 0.01%
Money Market Funds — 0.01%
Invesco Government Agency Portfolio, 0.01%^		47,320	47,320
Total collateral for securities on loan (Cost $47,320)			47,320
SHORT-TERM INVESTMENTS — 1.48%	Principal Amount
Time Deposits — 1.48%
Australia and New Zealand Banking Group Limited, 0.03%, 07/01/2014*		$7,025,792	7,025,792
The Bank of Tokyo — Mitsubishi UFJ, Ltd. 0.005%, 07/01/2014*	JPY	9,748,938	96,234
Total short-term investments (Cost $7,121,638)			7,122,026
Total investments — 100.08% (Cost $413,902,382)			483,162,126
Liabilities in excess of other assets — (0.08)%			(374,172)
Net assets — 100.00%			$482,787,954

(a) — Non-income producing security.

(b) — All or a portion of this security is segregated as collateral.

(c) — All or a portion of this security is on loan. The total market value of securities on loan was $46,378.

(f) — Securities were fair valued as a result of market movements following the close of local trading using a third-party vendor's proprietary fair value pricing model. The total market value of these securities was $97,451,423, which represented 20.19% of net assets. See Security Valuation in Note 1 in Notes to the Financial Statements.

(r) — Restricted security under Rule 144A of the Securities Act of 1933. Purchased in a private placement transaction; resale to the public may require registration or be limited to qualified institutional buyers. The total market value of this security was $6,338,750, which represented 1.31% of net assets.

ADR — American Depositary Receipt

JPY — Japanese Yen

^ — Rate shown is the 7-day yield as of June 30, 2014.

* — Invested through a cash management account administered by Brown Brothers Harriman & Co.

The Global Industry Classification Standard (GICS®) was developed by MSCI, an independent provider of global indices and benchmark-related products and services, and Standard & Poor's (S&P), an independent international financial data and investment services company. The GICS methodology has been widely accepted as an industry analysis framework for investment research, portfolio management and asset allocation. The GICS structure consists of 10 sectors, 24 industry groups, 67 industries and 156 sub-industries. Each stock that is classified will have a coding at all four of these levels.

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — June 30, 2014

Hotchkis & Wiley Capital Income Fund

Largest Issuers	Percent of net assets
Public Service Enterprise Group Incorporated	2.75%
Royal Dutch Shell PLC	2.69%
JPMorgan Chase & Co.	2.68%
Microsoft Corporation	2.65%
Wells Fargo & Company	2.40%
Total S.A.	2.14%
Vodafone Group Public Limited Company	1.64%
PPL Corporation	1.63%
Eli Lilly and Company	1.62%
Willis Group Holdings Public Limited Company	1.60%
COMMON STOCKS — 53.87%	Shares Held	Value
CONSUMER DISCRETIONARY — 6.03% Auto Components — 1.59%
The Goodyear Tire & Rubber Company	6,624	$184,015
Johnson Controls, Inc.	18,364	916,914
		1,100,929
Automobiles — 1.25%
Ford Motor Company	42,963	740,682
General Motors Company	1,170	42,471
General Motors Company — Escrow (a) (f) (i)	4,600	0
Motors Liquidation Company GUC Trust (a)	3,200	81,920
		865,073
Hotels, Restaurants & Leisure — 1.60%
Carnival Corporation	9,669	364,038
McDonald's Corporation	7,358	741,245
		1,105,283
Multiline Retail — 1.59%
Target Corporation	19,101	1,106,903
TOTAL CONSUMER DISCRETIONARY		4,178,188
CONSUMER STAPLES — 6.93% Beverages — 1.87%
Molson Coors Brewing Company	12,472	924,923
PepsiCo, Inc.	4,137	369,600
		1,294,523
Food & Staples Retailing — 1.60%
Wal-Mart Stores, Inc. (c)	14,762	1,108,183
Food Products — 1.87%
Kellogg Company	14,103	926,568
Mondelez International, Inc.	9,857	370,722
		1,297,290
Tobacco — 1.59%
Philip Morris International Inc. (c)	13,075	1,102,353
TOTAL CONSUMER STAPLES		4,802,349
	Shares Held	Value
ENERGY — 5.36% Energy Equipment & Services — 0.00%
Lone Pine Resources Canada Ltd. (a) (f) (i)	3,118	$3,302
Lone Pine Resources Inc. (a) (f) (i)	3,118	0
Lone Pine Resources Inc. — Escrow (a) (f) (i)	25,000	0
		3,302
Oil, Gas & Consumable Fuels — 5.36%
Marathon Oil Corporation	9,270	370,058
Royal Dutch Shell PLC — ADR	22,592	1,860,903
Total S.A. — ADR	20,493	1,479,595
		3,710,556
TOTAL ENERGY		3,713,858
FINANCIALS — 10.92% Banks — 5.30%
Citigroup Inc.	3,172	149,401
JPMorgan Chase & Co. (c)	32,276	1,859,743
Wells Fargo & Company (c)	31,672	1,664,680
		3,673,824
Capital Markets — 0.55%
The Bank of New York Mellon Corporation	10,113	379,035
Insurance — 2.66%
The Allstate Corporation	12,435	730,183
Willis Group Holdings Public Limited Company	25,649	1,110,602
		1,840,785
Real Estate Investment Trusts — 2.41%
Corrections Corporation of America	22,493	738,895
The GEO Group, Inc.	26,075	931,660
		1,670,555
TOTAL FINANCIALS		7,564,199

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — June 30, 2014

Hotchkis & Wiley Capital Income Fund

	Shares Held	Value
HEALTH CARE — 6.38% Health Care Providers & Services — 0.52%
WellPoint, Inc.	3,382	$363,937
Pharmaceuticals — 5.86%
Eli Lilly and Company	18,021	1,120,366
GlaxoSmithKline plc — ADR	20,540	1,098,479
Johnson & Johnson	6,972	729,411
Sanofi SA — ADR	20,883	1,110,349
		4,058,605
TOTAL HEALTH CARE		4,422,542
INDUSTRIALS — 3.74% Aerospace & Defense — 1.88%
BAE Systems PLC — ADR	25,365	757,399
The Boeing Company (c)	4,294	546,326
		1,303,725
Machinery — 1.86%
Cummins Inc.	3,610	556,986
PACCAR Inc.	5,755	361,587
Stanley Black & Decker, Inc.	4,180	367,088
		1,285,661
TOTAL INDUSTRIALS		2,589,386
INFORMATION TECHNOLOGY — 7.41% Electronic Equipment, Instruments & Components — 0.80%
Corning Incorporated	25,246	554,150
IT Services — 1.06%
International Business Machines Corporation	4,047	733,600
Software — 4.23%
CA, Inc.	25,480	732,294
Microsoft Corporation (c)	43,961	1,833,173
Oracle Corporation	9,003	364,892
		2,930,359
Technology Hardware, Storage & Peripherals — 1.32%
Hewlett-Packard Company	27,076	911,920
TOTAL INFORMATION TECHNOLOGY		5,130,029
TELECOMMUNICATION SERVICES — 1.64% Wireless Telecommunication Services — 1.64%
Vodafone Group Public Limited Company — ADR	33,973	1,134,358
TOTAL TELECOMMUNICATION SERVICES		1,134,358
UTILITIES — 5.46% Electric Utilities — 2.71%
PPL Corporation	31,803	1,129,961
The Southern Company	16,459	746,909
		1,876,870
	Shares Held	Value
Multi-Utilities — 2.75%
Public Service Enterprise Group Incorporated	46,683	$1,904,200
TOTAL UTILITIES		3,781,070
Total common stocks (Cost $33,659,968)		37,315,979
PREFERRED STOCKS — 1.90%
ENERGY — 0.02% Energy Equipment & Services — 0.02%
Lone Pine Resources Canada Ltd. (a) (f) (i)	12,005	15,366
Lone Pine Resources Inc. Multiple Voting Shares (a) (f) (i)	12,005	0
		15,366
TOTAL ENERGY		15,366
FINANCIALS — 1.88% Banks — 1.88%
Citigroup Inc., 7.125% (b)	9,857	272,537
Countrywide Capital V, 7.000%	9,308	242,008
Morgan Stanley Capital Trust III, 6.250%	9,118	230,138
Morgan Stanley Capital Trust VIII, 6.450%	4,005	101,006
The Royal Bank of Scotland Group Public Limited Company, 6.400%	2,643	63,643
The Royal Bank of Scotland Group Public Limited Company, 6.600%	9,550	234,453
Synovus Financial Corp., 7.875% (b)	5,700	159,600
		1,303,385
TOTAL FINANCIALS		1,303,385
Total preferred stocks (Cost $1,267,804)		1,318,751
CONVERTIBLE PREFERRED STOCKS — 0.39%
ENERGY — 0.26% Energy Equipment & Services — 0.14%
McDermott International, Inc., 6.250%	3,551	97,653
Oil, Gas & Consumable Fuels — 0.12%
PetroQuest Energy, Inc., 6.875%	1,853	84,589
TOTAL ENERGY		182,242
UTILITIES — 0.13% Electric Utilities — 0.13%
Exelon Corporation, 6.500%	1,650	89,012
TOTAL UTILITIES		89,012
Total convertible preferred stocks (Cost $246,163)		271,254

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — June 30, 2014

Hotchkis & Wiley Capital Income Fund

CONVERTIBLE BONDS — 0.77%	Principal Amount	Value
CONSUMER DISCRETIONARY — 0.07% Leisure Products — 0.07%
JAKKS Pacific, Inc. 4.500%, 11/01/2014 (i)	$50,000	$50,500
TOTAL CONSUMER DISCRETIONARY		50,500
ENERGY — 0.23% Oil, Gas & Consumable Fuels — 0.23%
Cobalt International Energy, Inc. 3.125%, 05/15/2024	145,000	156,509
TOTAL ENERGY		156,509
INDUSTRIALS — 0.47% Machinery — 0.47%
Meritor, Inc. 7.875%, 03/01/2026	85,000	137,222
4.000%, 02/15/2027 (b)	108,000	115,290
Navistar International Corporation 4.750%, 04/15/2019 (Acquired 03/19/2014 — 03/24/2014, Cost $64,750) (r)	65,000	69,672
		322,184
TOTAL INDUSTRIALS		322,184
Total convertible bonds (Cost $487,724)		529,193
CORPORATE BONDS — 35.41%
CONSUMER DISCRETIONARY — 9.29% Auto Components — 0.81%
Allison Transmission, Inc. 7.125%, 05/15/2019 (Acquired 05/09/2011 — 04/28/2014, Cost $75,043) (r)	72,000	77,400
American Axle & Manufacturing, Inc. 7.750%, 11/15/2019	226,000	261,595
Lear Corporation 5.375%, 03/15/2024	213,000	219,923
		558,918
Automobiles — 0.31%
Chrysler Group LLC/CG Co-Issuer Inc. 8.250%, 06/15/2021	190,000	215,650
Diversified Consumer Services — 0.34%
Regal Entertainment Group 5.750%, 03/15/2022	225,000	234,000
Hotels, Restaurants & Leisure — 0.96%
MGM Resorts International 7.750%, 03/15/2022	257,000	301,974
Ruby Tuesday, Inc. 7.625%, 05/15/2020	205,000	206,025
Shearer's Foods LLC/Chip Finance Corp. 9.000%, 11/01/2019 (Acquired 10/24/2012 — 06/18/2014, Cost $154,470) (r)	143,000	157,300
		665,299
	Principal Amount	Value
Household Durables — 0.70%
M/I Homes, Inc. 8.625%, 11/15/2018	$55,000	$58,850
Weekley Homes LLC/Weekley Finance Corp. 6.000%, 02/01/2023	278,000	279,390
William Lyon Homes, Inc. 8.500%, 11/15/2020	134,000	150,583
		488,823
Leisure Products — 1.76%
BC Mountain LLC/BC Mountain Finance Inc. 7.000%, 02/01/2021 (Acquired 01/25/2013 — 06/18/2014, Cost $202,184) (r)	205,000	199,363
Gibson Brands, Inc. 8.875%, 08/01/2018 (Acquired 07/24/2013 — 06/18/2014, Cost $193,342) (r)	185,000	191,244
Golden Nugget Escrow Inc. 8.500%, 12/01/2021 (Acquired 11/05/2013 — 06/18/2014, Cost $158,412) (r)	155,000	163,331
MCE Finance Ltd. 5.000%, 02/15/2021 (Acquired 02/06/2013 — 05/22/2014, Cost $261,751) (r)	262,000	265,929
Seven Seas Cruises S. De R.L., LLC 9.125%, 05/15/2019	172,000	188,555
Wynn Macau, Limited 5.250%, 10/15/2021 (Acquired 03/13/2014 — 03/27/2014, Cost $206,613) (r)	205,000	211,150
		1,219,572

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — June 30, 2014

Hotchkis & Wiley Capital Income Fund

	Principal Amount	Value
Media — 3.03%
CCO Holdings, LLC/CCO Holdings Capital Corp. 7.375%, 06/01/2020	$141,000	$154,043
Entercom Radio, LLC 10.500%, 12/01/2019	150,000	172,500
Harland Clarke Holdings Corp. 9.250%, 03/01/2021 (Acquired 01/27/2014 — 06/10/2014, Cost $218,604) (r)	215,000	226,019
MDC Partners Inc. 6.750%, 04/01/2020 (Acquired 03/15/2013 — 06/18/2014, Cost $209,256) (r)	200,000	212,000
Nara Cable Funding Limited 8.875%, 12/01/2018 (Acquired 02/28/2013 — 04/15/2014, Cost $173,212) (r)	163,000	174,818
Numericable Group SA 6.000%, 05/15/2022 (Acquired 04/23/2014 — 06/09/2014, Cost $261,360) (r)	255,000	265,519
Townsquare Radio LLC/Townsquare Radio Inc. 9.000%, 04/01/2019 (Acquired 03/30/2012 — 06/24/2014, Cost $261,008) (r)	240,000	266,999
Virgin Media Finance PLC 6.375%, 04/15/2023 (Acquired 02/07/2013 — 05/27/2014, Cost $282,974) (r)	270,000	294,299
VTR Finance B.V. 6.875%, 01/15/2024 (Acquired 01/27/2014 — 06/09/2014, Cost $319,394) (r)	308,000	331,355
		2,097,552
Multiline Retail — 0.16%
99 Cents Only Stores 11.000%, 12/15/2019	99,000	110,138
Specialty Retail — 0.94%
CST Brands, Inc. 5.000%, 05/01/2023	268,000	269,340
The Men's Wearhouse, Inc. 7.000%, 07/01/2022 (Acquired 06/11/2014 — 06/25/2014, Cost $202,418) (r)	196,000	203,840
Outerwall Inc. 5.875%, 06/15/2021 (Acquired 06/04/2014 — 06/06/2014, Cost $175,438) (r)	175,000	177,188
		650,368
	Principal Amount	Value
Textiles, Apparel & Luxury Goods — 0.28%
Quiksilver Inc./QS Wholesale Inc. 7.875%, 08/01/2018 (Acquired 07/11/2013 — 06/03/2014, Cost $126,119) (r)	$120,000	$122,400
10.000%, 08/01/2020	70,000	70,700
		193,100
TOTAL CONSUMER DISCRETIONARY		6,433,420
CONSUMER STAPLES — 1.51% Food Products — 0.61%
Pinnacle Operating Corporation 9.000%, 11/15/2020 (Acquired 09/13/2013 — 06/09/2014, Cost $177,200) (r)	167,000	181,613
Wells Enterprises, Inc. 6.750%, 02/01/2020 (Acquired 01/15/2013 — 06/27/2014, Cost $239,083) (r)	230,000	242,362
		423,975
Household Products — 0.90%
American Greetings Corporation 7.375%, 12/01/2021	246,000	262,605
Central Garden & Pet Company 8.250%, 03/01/2018	143,000	149,078
FGI Operating Company LLC/FGI Finance Inc. 7.875%, 05/01/2020	200,000	214,000
		625,683
TOTAL CONSUMER STAPLES		1,049,658

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — June 30, 2014

Hotchkis & Wiley Capital Income Fund

	Principal Amount	Value
ENERGY — 5.41% Energy Equipment & Services — 3.48%
Atwood Oceanics, Inc. 6.500%, 02/01/2020	$250,000	$268,125
Bonanza Creek Energy, Inc. 6.750%, 04/15/2021	245,000	263,375
Gastar Exploration, Inc. 8.625%, 05/15/2018 (i)	238,000	249,900
Globe Luxembourg SCA 9.625%, 05/01/2018 (Acquired 05/02/2013 — 06/10/2014, Cost $254,479) (r)	238,000	265,394
McDermott International, Inc. 8.000%, 05/01/2021 (Acquired 04/10/2014 — 06/18/2014, Cost $183,613) (r)	180,000	185,850
Parsley Energy LLC/ Parsley Finance Corporation 7.500%, 02/15/2022 (Acquired 01/31/2014 — 06/27/2014, Cost $253,054) (r)	241,000	258,473
PHI, Inc. 5.250%, 03/15/2019 (Acquired 03/06/2014 — 06/03/2014, Cost $235,213) (r)	233,000	238,243
Shale-Inland Holdings LLC/ Shale-Inland Finance Corp. 8.750%, 11/15/2019 (Acquired 10/26/2012 — 06/18/2014, Cost $129,183) (r)	125,000	131,875
Shelf Drilling Holdings Ltd. 8.625%, 11/01/2018 (Acquired 10/10/2012 — 06/24/2014, Cost $259,282) (r)	245,000	263,375
Unit Corporation 6.625%, 05/15/2021	264,000	283,139
		2,407,749
	Principal Amount	Value
Oil, Gas & Consumable Fuels — 1.93%
Calumet Specialty Products Partners LP/ Calumet Finance Corp. 6.500%, 04/15/2021 (Acquired 06/23/2014 — 06/24/2014, Cost $70,890) (r)	$69,000	$70,725
Comstock Resources, Inc. 9.500%, 06/15/2020	166,000	190,070
Gulfport Energy Corporation 7.750%, 11/01/2020	250,000	271,875
Holly Energy Partners LP/ Holly Energy Finance Corp. 6.500%, 03/01/2020	184,000	199,180
PBF Holding Company LLC/ PBF Finance Corp. 8.250%, 02/15/2020	232,000	254,040
PetroQuest Energy, Inc. 10.000%, 09/01/2017	90,000	95,409
Stone Energy Corporation 7.500%, 11/15/2022	234,000	259,155
		1,340,454
TOTAL ENERGY		3,748,203
FINANCIALS — 1.28% Banks — 0.63%
First Tennessee Capital II 6.300%, 04/15/2034	255,000	251,175
Popular, Inc. 7.000%, 07/01/2019	182,000	185,640
		436,815
Consumer Finance — 0.65%
Credit Acceptance Corporation 6.125%, 02/15/2021 (Acquired 01/16/2014 — 05/30/2014, Cost $258,482) (r)	250,000	262,500
Navient Corporation 8.000%, 03/25/2020	163,000	188,876
		451,376
TOTAL FINANCIALS		888,191

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — June 30, 2014

Hotchkis & Wiley Capital Income Fund

	Principal Amount	Value
HEALTH CARE — 3.18% Health Care Providers & Services — 1.96%
Air Medical Group Holdings, Inc. 9.250%, 11/01/2018	$185,000	$197,950
CHS/Community Health Systems, Inc. 8.000%, 11/15/2019	43,000	47,193
6.875%, 02/01/2022 (Acquired 01/15/2014 — 06/09/2014, Cost $263,822) (r)	255,000	271,574
HCA Inc. 6.500%, 02/15/2020	230,000	259,325
LifePoint Hospitals, Inc. 5.500%, 12/01/2021 (Acquired 11/21/2013 — 05/01/2014, Cost $235,499) (r)	230,000	241,500
Universal Hospital Services, Inc. 7.625%, 08/15/2020	190,000	199,975
WellCare Health Plans, Inc. 5.750%, 11/15/2020	128,000	136,960
		1,354,477
Health Care Technology — 0.30%
DJO Finance LLC 9.750%, 10/15/2017	98,000	103,145
8.750%, 03/15/2018	100,000	108,000
		211,145
Pharmaceuticals — 0.92%
ConvaTec Healthcare E S.A. 10.500%, 12/15/2018 (Acquired 12/31/2010 — 05/06/2014, Cost $160,358) (r)	150,000	162,563
Grifols Worldwide Operations Limited 5.250%, 04/01/2022 (Acquired 03/05/2014 — 05/27/2014, Cost $199,444) (r)	195,000	202,800
Salix Pharmaceuticals, Ltd. 6.000%, 01/15/2021 (Acquired 12/12/2013 — 05/01/2014, Cost $263,658) (r)	250,000	268,750
		634,113
TOTAL HEALTH CARE		2,199,735
INDUSTRIALS — 5.59% Aerospace & Defense — 0.28%
Huntington Ingalls Industries, Inc. 7.125%, 03/15/2021	179,000	196,453
	Principal Amount	Value
Building Products — 1.49%
Allegion US Holding Company Inc. 5.750%, 10/01/2021 (Acquired 09/27/2013 — 06/27/2014, Cost $298,070) (r)	$285,000	$301,387
Building Materials Corporation of America 6.750%, 05/01/2021 (Acquired 11/21/2011 — 06/10/2014, Cost $240,550) (r)	225,000	243,000
Masonite International Corporation 8.250%, 04/15/2021 (Acquired 03/06/2012 — 06/18/2014, Cost $232,855) (r)	215,000	235,425
Roofing Supply Group LLC/ Roofing Supply Finance Inc. 10.000%, 06/01/2020 (Acquired 05/24/2012 — 06/11/2014, Cost $254,911) (r)	235,000	252,625
		1,032,437
Commercial Services & Supplies — 1.45%
Aguila 3 S.A. 7.875%, 01/31/2018 (Acquired 03/24/2014 — 06/09/2014, Cost $211,405) (r)	200,000	211,125
Audatex North America, Inc. 6.000%, 06/15/2021 (Acquired 10/17/2013 — 05/28/2014, Cost $246,036) (r)	232,000	248,820
International Lease Finance Corporation 8.250%, 12/15/2020	210,000	259,875
Zachry Holdings, Inc. 7.500%, 02/01/2020 (Acquired 01/18/2013 — 05/15/2014, Cost $279,448) (r)	262,000	282,304
		1,002,124

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — June 30, 2014

Hotchkis & Wiley Capital Income Fund

	Principal Amount	Value
Construction & Engineering — 1.36%
Century Communities, Inc. 6.875%, 05/15/2022 (Acquired 04/30/2014 — 06/18/2014, Cost $147,337) (r)	$145,000	$148,988
Rice Energy Inc. 6.250%, 05/01/2022 (Acquired 04/16/2014 — 06/18/2014, Cost $146,361) (r)	145,000	148,806
RSI Home Products, Inc. 6.875%, 03/01/2018 (Acquired 02/15/2013 — 05/30/2014, Cost $233,773) (r)	222,000	237,539
Tutor Perini Corporation 7.625%, 11/01/2018	129,000	136,256
WCI Communities, Inc. 6.875%, 08/15/2021	190,000	196,175
6.875%, 08/15/2021 (Acquired 06/23/2014, Cost $76,875) (r)	75,000	77,438
		945,202
Electrical Equipment — 0.24%
General Cable Corporation 6.500%, 10/01/2022 (Acquired 02/06/2013 — 06/18/2014, Cost $165,510) (r)	163,000	166,668
Industrial Conglomerates — 0.36%
Actuant Corporation 5.625%, 06/15/2022	234,000	246,870
Machinery — 0.41%
Mcron Finance Sub LLC/Mcron Finance Corp. 8.375%, 05/15/2019 (Acquired 04/20/2012 — 05/21/2014, Cost $134,607) (r)	127,000	139,700
Navistar International Corporation 8.250%, 11/01/2021	135,000	141,413
		281,113
TOTAL INDUSTRIALS		3,870,867
INFORMATION TECHNOLOGY — 2.33% Communications Equipment — 0.15%
CommScope, Inc. 5.000%, 06/15/2021 (Acquired 05/15/2014 — 05/16/2014, Cost $100,459) (r)	100,000	102,500
	Principal Amount	Value
Electronic Equipment, Instruments & Components — 1.49%
CommScope Holding Company, Inc. 6.625%, 06/01/2020 (Acquired 05/22/2013 — 06/09/2014, Cost $191,889) (p) (r)	$185,000	$198,413
Freescale Semiconductor, Inc. 8.050%, 02/01/2020	103,000	111,498
6.000%, 01/15/2022 (Acquired 10/28/2013 — 06/09/2014, Cost $213,526) (r)	205,000	218,838
NXP B.V. and NXP Funding LLC 5.750%, 03/15/2023 (Acquired 05/06/2013 — 05/02/2014, Cost $242,832) (r)	233,000	245,523
WESCO Distribution, Inc. 5.375%, 12/15/2021 (Acquired 11/21/2013 — 06/11/2014, Cost $253,008) (r)	248,000	254,199
		1,028,471
Software — 0.69%
ACI Worldwide, Inc. 6.375%, 08/15/2020 (Acquired 08/15/2013 — 04/21/2014, Cost $221,553) (r)	213,000	224,715
First Data Corporation 8.875%, 08/15/2020 (Acquired 12/31/2010 — 08/23/2012, Cost $41,255) (r)	40,000	44,350
8.750%, 01/15/2022 (Acquired 11/19/2012 — 05/01/2014, Cost $203,558) (p) (r)	190,884	211,643
		480,708
TOTAL INFORMATION TECHNOLOGY		1,611,679

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — June 30, 2014

Hotchkis & Wiley Capital Income Fund

	Principal Amount	Value
MATERIALS — 5.45% Chemicals — 2.72%
Axalta Coating Systems US Holdings Inc./ Axalta Coating Systems Dutch Holding B BV 7.375%, 05/01/2021 (Acquired 01/16/2013 — 05/30/2014, Cost $257,075) (r)	$239,000	$261,705
Hexion U.S. Finance Corp. 6.625%, 04/15/2020	136,000	144,840
Hexion U.S. Finance Corp./Hexion Nova Scotia Finance ULC 8.875%, 02/01/2018	110,000	114,675
Iracore International Holdings, Inc. 9.500%, 06/01/2018 (Acquired 05/08/2013 — 05/29/2014, Cost $148,365) (i) (r)	141,000	148,050
Momentive Performance Materials Inc. 8.875%, 10/15/2020 (d)	122,000	130,845
10.000%, 10/15/2020 (d)	95,000	101,531
OMNOVA Solutions Inc. 7.875%, 11/01/2018	115,000	121,181
Perstorp Holding AB 8.750%, 05/15/2017 (Acquired 11/09/2012 — 04/15/2014, Cost $146,070) (r)	140,000	150,850
Rayonier A.M. Products Inc. 5.500%, 06/01/2024 (Acquired 05/08/2014 — 06/11/2014, Cost $223,850) (r)	220,000	224,400
Taminco Global Chemical Corporation 9.750%, 03/31/2020 (Acquired 01/20/2012 — 05/13/2014, Cost $224,784) (r)	204,000	228,990
Trinseo Materials Operating SCA/ Trinseo Materials Finance Inc. 8.750%, 02/01/2019	240,000	259,200
		1,886,267
Containers & Packaging — 0.35%
Silgan Holdings Inc. 5.500%, 02/01/2022 (Acquired 10/25/2013 — 05/27/2014, Cost $236,396) (r)	232,000	241,280
	Principal Amount	Value
Metals & Mining — 1.41%
Century Aluminum Company 7.500%, 06/01/2021 (Acquired 05/23/2013 — 06/20/2014, Cost $194,982) (r)	$190,000	$201,400
Horsehead Holding Corp. 10.500%, 06/01/2017 (Acquired 07/19/2012 — 06/18/2014, Cost $163,347) (i) (r)	150,000	172,875
Kaiser Aluminum Corporation 8.250%, 06/01/2020	203,000	229,390
Noranda Aluminum Acquisition Corporation 11.000%, 06/01/2019	185,000	184,538
Rain CII Carbon LLC 8.000%, 12/01/2018 (Acquired 12/31/2010 — 09/06/2012, Cost $51,219) (r)	50,000	52,875
8.250%, 01/15/2021 (Acquired 12/14/2012 — 06/10/2014, Cost $135,393) (r)	130,000	137,150
		978,228
Paper & Forest Products — 0.97%
Appvion, Inc. 9.000%, 06/01/2020 (Acquired 11/13/2013 — 05/02/2014, Cost $228,097) (r)	226,000	225,718
Neenah Paper, Inc. 5.250%, 05/15/2021 (Acquired 05/16/2013 — 05/02/2014, Cost $224,888) (r)	223,000	227,459
Sappi Papier Holding GmbH 7.750%, 07/15/2017 (Acquired 09/17/2012 — 06/18/2014, Cost $213,556) (r)	195,000	217,913
		671,090
TOTAL MATERIALS		3,776,865
TELECOMMUNICATION SERVICES — 0.61% Diversified Telecommunication Services — 0.38%
Sable International Finance Limited 8.750%, 02/01/2020 (Acquired 01/20/2012 — 04/08/2014, Cost $152,495) (r)	139,000	157,070
Telecom Italia S.p.A. 5.303%, 05/30/2024 (Acquired 06/24/2014 — 06/25/2014, Cost $104,106) (r)	104,000	104,650
		261,720
Wireless Telecommunication Services — 0.23%
Wind Acquisition Finance S.A. 7.375%, 04/23/2021 (Acquired 04/08/2014 — 05/15/2014, Cost $153,702) (r)	153,000	163,710
TOTAL TELECOMMUNICATION SERVICES		425,430

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — June 30, 2014

Hotchkis & Wiley Capital Income Fund

	Principal Amount	Value
UTILITIES — 0.76% Electric Utilities — 0.76%
Calpine Corporation 6.000%, 01/15/2022 (Acquired 10/17/2013 — 05/20/2014, Cost $234,445) (r)	$225,000	$243,563
Dynegy Inc. 5.875%, 06/01/2023	270,000	273,375
Energy Future Intermediate Holding Company LLC Escrow 10.000%, 12/01/2020 (d)	108,000	10,530
		527,468
TOTAL UTILITIES		527,468
Total corporate bonds (Cost $24,035,070)		24,531,516
ASSET-BACKED SECURITIES — 0.49%
INDUSTRIALS — 0.49% Airlines — 0.49%
US Airways Pass Through Trust — Class B — Series 2012-1 8.000%, 10/01/2019	117,681	135,039
US Airways Pass Through Trust — Class B — Series 2012-2 6.750%, 06/03/2021	188,042	206,376
		341,415
TOTAL INDUSTRIALS		341,415
Total asset-backed securities (Cost $331,396)		341,415
TERM LOANS — 0.94%
CONSUMER DISCRETIONARY — 0.14% Multiline Retail — 0.14%
J.C. Penney Corporation, Inc. 6.000%, 05/22/2018 (b)	99,000	100,285
TOTAL CONSUMER DISCRETIONARY		100,285
ENERGY — 0.44% Energy Equipment & Services — 0.44%
Fieldwood Energy LLC 8.375%, 09/30/2020 (b)	170,000	175,630
Jonah Energy LLC 7.500%, 05/12/2021 (b)	125,000	126,303
		301,933
TOTAL ENERGY		301,933
INFORMATION TECHNOLOGY — 0.29% Software — 0.29%
Flexera Software, LLC 4.500%, 04/02/2020 (b)	100,000	100,167
8.000%, 04/02/2021 (b)	100,000	100,375
		200,542
TOTAL INFORMATION TECHNOLOGY		200,542
	Principal Amount	Value
MATERIALS — 0.07% Containers & Packaging — 0.07%
Rexam Healthcare 8.000%, 04/11/2022 (b)	$50,000	$50,313
TOTAL MATERIALS		50,313
Total term loans (Cost $647,008)		653,073
WARRANTS — 0.02%	Shares Held
CONSUMER DISCRETIONARY — 0.02% Automobiles — 0.02%
General Motors Company (a) Expiration: July 2019, Exercise Price: $18.33	605	11,229
TOTAL CONSUMER DISCRETIONARY		11,229
Total warrants (Cost $9,495)		11,229
Total long-term investments (Cost $60,684,628)		64,972,410
SHORT-TERM INVESTMENTS — 1.93%	Principal Amount
Time Deposits — 1.93%
JPMorgan Chase & Co., 0.03%, 07/01/2014*	$1,337,059	1,337,059
Total short-term investments (Cost $1,337,059)		1,337,059
Total investments — 95.72% (Cost $62,021,687)		66,309,469
Other assets in excess of liabilities — 4.28%		2,961,417
Net assets — 100.00%		$69,270,886

(a) — Non-income producing security.

(b) — The coupon rate shown on variable rate securities represents the rate at June 30, 2014.

(c) — All or a portion of this security is segregated as collateral for bridge loan commitments.

(d) — Issuer is currently in default on its regularly scheduled interest payments.

(f) — Fair valued security. The total market value of these securities was $18,668, which represented 0.03% of net assets.

(i) — Illiquid security.

(p) — Payment in-kind security.

(r) — Restricted security under Rule 144A under the Securities Act of 1933. Purchased in a private placement transaction; resale to the public may require registration or be limited to qualified institutional buyers. The total market value of these securities was $14,211,087, which represented 20.52% of net assets.

ADR — American Depositary Receipt

* — Invested through a cash management account administered by Brown Brothers Harriman & Co.

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — June 30, 2014

Hotchkis & Wiley Capital Income Fund

The Global Industry Classification Standard (GICS®) was developed by MSCI, an independent provider of global indices and benchmark-related products and services, and Standard & Poor's (S&P), an independent international financial data and investment services company. The GICS methodology has been widely accepted as an industry analysis framework for investment research, portfolio management and asset allocation. The GICS structure consists of 10 sectors, 24 industry groups, 67 industries and 156 sub-industries. Each stock that is classified will have a coding at all four of these levels.

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — June 30, 2014

Hotchkis & Wiley High Yield Fund

Largest Issuers	Percent of net assets
Citigroup Inc.	1.43%
American Airlines Group, Inc. (includes US Airways)	1.26%
The Royal Bank of Scotland Group Public Limited Company	1.15%
Virgin Media Finance PLC	1.13%
Momentive Performance Materials Inc.	1.06%
First Data Corporation	1.05%
Navistar International Corporation	1.05%
Freescale Semiconductor, Inc.	1.01%
Bonanza Creek Energy, Inc.	1.01%
Momentive Specialty Chemical (includes Hexion U.S. Finance Corp.)	0.99%
CORPORATE BONDS — 83.86%	Principal Amount	Value
Aerospace/Defense — 0.80%
Huntington Ingalls Industries, Inc. 7.125%, 03/15/2021	$12,617,000	$13,847,158
Apparel/Textiles — 0.75%
Quiksilver Inc./QS Wholesale Inc. 7.875%, 08/01/2018 (Acquired 07/11/2013 — 06/03/2014, Cost $8,091,033) (r)	7,892,000	8,049,840
10.000%, 08/01/2020	4,886,000	4,934,860
		12,984,700
Auto Loans — 0.87%
Credit Acceptance Corporation 6.125%, 02/15/2021 (Acquired 01/16/2014 — 06/18/2014, Cost $14,628,535) (r)	14,395,000	15,114,750
Auto Parts & Equipment — 1.92%
Allison Transmission, Inc. 7.125%, 05/15/2019 (Acquired 04/27/2011 — 07/31/2013, Cost $7,426,262) (r)	7,218,000	7,759,350
American Axle & Manufacturing, Inc. 7.750%, 11/15/2019	11,845,000	13,710,587
Lear Corporation 5.375%, 03/15/2024	11,457,000	11,829,353
		33,299,290
Automakers — 1.48%
Chrysler Group LLC/CG Co-Issuer Inc. 8.250%, 06/15/2021	11,535,000	13,092,225
Navistar International Corporation 8.250%, 11/01/2021	12,045,000	12,617,138
		25,709,363
Banking — 0.62%
Popular, Inc. 7.000%, 07/01/2019	10,535,000	10,745,700
	Principal Amount	Value
Building & Construction — 4.47%
Century Communities, Inc. 6.875%, 05/15/2022 (Acquired 04/30/2014 — 06/18/2014, Cost $8,801,392) (r)	$8,670,000	$8,908,425
M/I Homes, Inc. 8.625%, 11/15/2018	7,960,000	8,517,200
Tutor Perini Corporation 7.625%, 11/01/2018	7,516,000	7,938,775
WCI Communities, Inc. 6.875%, 08/15/2021	12,530,000	12,937,225
6.875%, 08/15/2021 (Acquired 06/23/2014, Cost $527,875) (r)	515,000	531,738
Weekley Homes LLC/Weekley Finance Corp. 6.000%, 02/01/2023	15,490,000	15,567,450
William Lyon Homes, Inc. 8.500%, 11/15/2020	8,404,000	9,443,995
Zachry Holdings, Inc. 7.500%, 02/01/2020 (Acquired 01/18/2013 — 06/18/2014, Cost $13,242,527) (r)	12,791,000	13,782,302
		77,627,110

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — June 30, 2014

Hotchkis & Wiley High Yield Fund

	Principal Amount	Value
Building Materials — 4.58%
Allegion US Holding Company Inc. 5.750%, 10/01/2021 (Acquired 09/27/2013 — 06/24/2014, Cost $11,898,354) (r)	$11,655,000	$12,325,162
Building Materials Corporation of America 6.750%, 05/01/2021 (Acquired 08/26/2011 — 06/10/2014, Cost $13,705,727) (r)	13,198,000	14,253,840
Masonite International Corporation 8.250%, 04/15/2021 (Acquired 09/06/2011 — 06/18/2014, Cost $14,623,236) (r)	13,813,000	15,125,235
Roofing Supply Group LLC/Roofing Supply Finance Inc. 10.000%, 06/01/2020 (Acquired 05/24/2012 — 06/18/2014, Cost $12,055,082) (r)	11,239,000	12,081,925
RSI Home Products, Inc. 6.875%, 03/01/2018 (Acquired 02/15/2013 — 06/18/2014, Cost $12,436,147) (r)	12,083,000	12,928,810
WESCO Distribution, Inc. 5.375%, 12/15/2021 (Acquired 11/21/2013 — 06/18/2014, Cost $12,692,519) (r)	12,607,000	12,922,175
		79,637,147
Chemicals — 5.59%
Axalta Coating Systems US Holdings Inc./ Axalta Coating Systems Dutch Holding B BV 7.375%, 05/01/2021 (Acquired 01/16/2013 — 06/18/2014, Cost $13,181,918) (r)	12,634,000	13,834,230
Hexion U.S. Finance Corp. 6.625%, 04/15/2020	8,995,000	9,579,675
Hexion U.S. Finance Corp./Hexion Nova Scotia Finance ULC 8.875%, 02/01/2018 (c)	7,365,000	7,678,012
Momentive Performance Materials Inc. 8.875%, 10/15/2020 (d)	10,258,000	11,001,705
10.000%, 10/15/2020 (d)	6,880,000	7,353,000
OMNOVA Solutions Inc. 7.875%, 11/01/2018	8,040,000	8,472,150
Perstorp Holding AB 8.750%, 05/15/2017 (Acquired 11/09/2012 — 06/18/2014, Cost $10,627,340) (r)	10,385,000	11,189,838
Taminco Global Chemical Corporation 9.750%, 03/31/2020 (Acquired 01/20/2012 — 06/18/2014, Cost $10,321,747) (r)	9,668,000	10,852,330
Trinseo Materials Operating SCA/Trinseo Materials Finance Inc. 8.750%, 02/01/2019	15,895,000	17,166,600
		97,127,540
	Principal Amount	Value
Consumer — Products — 2.05%
American Greetings Corporation 7.375%, 12/01/2021	$12,057,000	$12,870,847
Central Garden & Pet Company 8.250%, 03/01/2018	8,599,000	8,964,458
FGI Operating Company LLC/FGI Finance Inc. 7.875%, 05/01/2020	12,941,000	13,846,870
		35,682,175
Consumer/Commercial/Lease Financing — 1.65%
International Lease Finance Corporation 8.250%, 12/15/2020 (c)	12,731,000	15,754,613
Navient Corporation 8.000%, 03/25/2020 (c)	11,195,000	12,972,206
		28,726,819
Discount Stores — 0.44%
99 Cents Only Stores 11.000%, 12/15/2019	6,869,000	7,641,763
Diversified Capital Goods — 2.05%
Actuant Corporation 5.625%, 06/15/2022 (c)	9,853,000	10,394,915
BC Mountain LLC/BC Mountain Finance Inc. 7.000%, 02/01/2021 (Acquired 01/25/2013 — 06/18/2014, Cost $13,489,383) (r)	13,435,000	13,065,537
General Cable Corporation 6.500%, 10/01/2022 (Acquired 02/06/2013 — 06/18/2014, Cost $12,131,849) (r)	11,896,000	12,163,660
		35,624,112
Electric — Generation — 1.82%
Calpine Corporation 6.000%, 01/15/2022 (Acquired 10/17/2013 — 06/18/2014, Cost $13,783,705) (r)	13,531,000	14,647,307
Dynegy Inc. 5.875%, 06/01/2023	15,395,000	15,587,438
Energy Future Intermediate Holding Company LLC Escrow 10.000%, 12/01/2020	14,922,000	1,454,895
		31,689,640
Electronics — 1.93%
Freescale Semiconductor, Inc. 8.050%, 02/01/2020	3,658,000	3,959,785
6.000%, 01/15/2022 (Acquired 10/28/2013 — 06/18/2014, Cost $13,074,270) (r)	12,800,000	13,664,000
NXP B.V. and NXP Funding LLC 5.750%, 03/15/2023 (Acquired 05/06/2013 — 03/28/2014, Cost $15,470,084) (r)	15,080,000	15,890,550
		33,514,335

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — June 30, 2014

Hotchkis & Wiley High Yield Fund

	Principal Amount	Value
Energy — Exploration & Production — 6.63%
Bonanza Creek Energy, Inc. 6.750%, 04/15/2021	$16,371,000	$17,598,825
Comstock Resources, Inc. 9.500%, 06/15/2020	10,141,000	11,611,445
Gastar Exploration, Inc. 8.625%, 05/15/2018 (i)	14,789,000	15,528,450
Gulfport Energy Corporation 7.750%, 11/01/2020	15,909,000	17,301,037
Parsley Energy LLC/Parsley Finance Corporation 7.500%, 02/15/2022 (Acquired 01/31/2014 — 06/18/2014, Cost $13,765,119) (r)	13,385,000	14,355,412
PetroQuest Energy, Inc. 10.000%, 09/01/2017	11,915,000	12,631,092
Rice Energy Inc. 6.250%, 05/01/2022 (Acquired 04/16/2014 — 06/18/2014, Cost $8,581,960) (r)	8,510,000	8,733,388
Stone Energy Corporation 7.500%, 11/15/2022	15,758,000	17,451,985
		115,211,634
Food — Wholesale — 1.89%
Pinnacle Operating Corporation 9.000%, 11/15/2020 (Acquired 09/13/2013 — 06/18/2014, Cost $9,192,104) (r)	8,928,000	9,709,200
Shearer's Foods LLC/Chip Finance Corp. 9.000%, 11/01/2019 (Acquired 10/24/2012 — 06/18/2014, Cost $9,737,111) (r)	9,224,000	10,146,400
Wells Enterprises, Inc. 6.750%, 02/01/2020 (Acquired 01/15/2013 — 06/19/2014, Cost $12,737,700) (r)	12,341,000	13,004,329
		32,859,929
Forestry/Paper — 2.99%
Appvion, Inc. 9.000%, 06/01/2020 (Acquired 11/13/2013 — 06/18/2014, Cost $12,734,723) (r)	12,855,000	12,838,931
Neenah Paper, Inc. 5.250%, 05/15/2021 (Acquired 05/16/2013 — 06/18/2014, Cost $13,755,472) (r)	13,724,000	13,998,480
Rayonier A.M. Products Inc. 5.500%, 06/01/2024 (Acquired 05/08/2014 — 06/18/2014, Cost $13,171,386) (r)	12,970,000	13,229,400
Sappi Papier Holding GmbH 7.750%, 07/15/2017 (Acquired 06/20/2012 — 06/18/2014, Cost $11,086,087) (r)	10,605,000	11,851,088
		51,917,899
	Principal Amount	Value
Gaming — 3.01%
Golden Nugget Escrow Inc. 8.500%, 12/01/2021 (Acquired 11/05/2013 — 06/18/2014, Cost $10,389,866) (r)	$10,280,000	$10,832,550
MCE Finance Ltd. 5.000%, 02/15/2021 (Acquired 01/29/2013 — 06/18/2014, Cost $16,199,693) (r)	16,232,000	16,475,480
MGM Resorts International 7.750%, 03/15/2022	13,359,000	15,696,825
Wynn Macau, Limited 5.250%, 10/15/2021 (Acquired 03/13/2014 — 03/28/2014, Cost $9,209,410) (r)	9,107,000	9,380,210
		52,385,065
Gas Distribution — 0.75%
Holly Energy Partners LP/Holly Energy Finance Corp. 6.500%, 03/01/2020	12,080,000	13,076,600
Health Facilities — 2.90%
CHS/Community Health Systems, Inc. 8.000%, 11/15/2019	3,150,000	3,457,125
6.875%, 02/01/2022 (Acquired 01/15/2014 — 06/18/2014, Cost $12,796,427) (r)	12,580,000	13,397,700
HCA Inc. 6.500%, 02/15/2020 (c)	15,213,000	17,152,657
LifePoint Hospitals, Inc. 5.500%, 12/01/2021 (Acquired 11/21/2013 — 06/18/2014, Cost $15,729,432) (r)	15,565,000	16,343,250
		50,350,732
Health Services — 1.05%
Air Medical Group Holdings, Inc. 9.250%, 11/01/2018	5,014,000	5,364,980
Universal Hospital Services, Inc. 7.625%, 08/15/2020	12,195,000	12,835,237
		18,200,217
Household & Leisure Products — 0.71%
Gibson Brands, Inc. 8.875%, 08/01/2018 (Acquired 07/24/2013 — 06/18/2014, Cost $12,486,896) (r)	11,975,000	12,379,156
Leisure — 0.76%
Seven Seas Cruises S. De R.L., LLC 9.125%, 05/15/2019	12,009,000	13,164,866
Machinery — 0.61%
Mcron Finance Sub LLC/Mcron Finance Corp. 8.375%, 05/15/2019 (Acquired 04/20/2012 — 06/18/2014, Cost $10,021,993) (r)	9,588,000	10,546,800

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — June 30, 2014

Hotchkis & Wiley High Yield Fund

	Principal Amount	Value
Managed Care — 0.82%
WellCare Health Plans, Inc. 5.750%, 11/15/2020	$13,370,000	$14,305,900
Media — Broadcast — 1.18%
Entercom Radio, LLC 10.500%, 12/01/2019	6,728,000	7,737,200
Townsquare Radio LLC/Townsquare Radio Inc. 9.000%, 04/01/2019 (Acquired 03/30/2012 — 06/24/2014, Cost $12,237,325) (r)	11,542,000	12,840,475
		20,577,675
Media — Cable — 4.14%
CCO Holdings, LLC/CCO Holdings Capital Corp. 7.375%, 06/01/2020	9,684,000	10,579,770
Nara Cable Funding Limited 8.875%, 12/01/2018 (Acquired 02/28/2013 — 04/15/2014, Cost $12,388,655) (r)	11,838,000	12,696,255
Numericable Group SA 6.000%, 05/15/2022 (Acquired 04/23/2014 — 06/18/2014, Cost $13,102,876) (r)	12,912,000	13,444,620
Virgin Media Finance PLC 6.375%, 04/15/2023 (Acquired 02/07/2013 — 06/18/2014, Cost $18,716,140) (r)	17,990,000	19,609,100
VTR Finance B.V. 6.875%, 01/15/2024 (Acquired 01/27/2014 — 06/18/2014, Cost $14,751,048) (r)	14,498,000	15,597,383
		71,927,128
Media — Services — 0.85%
MDC Partners Inc. 6.750%, 04/01/2020 (Acquired 03/15/2013 — 06/18/2014, Cost $14,462,675) (r)	13,997,000	14,836,820
Medical Products — 1.56%
DJO Finance LLC 9.750%, 10/15/2017	6,343,000	6,676,008
8.750%, 03/15/2018	5,909,000	6,381,720
Grifols Worldwide Operations Limited 5.250%, 04/01/2022 (Acquired 03/05/2014 — 05/27/2014, Cost $13,803,219) (r)	13,540,000	14,081,600
		27,139,328
	Principal Amount	Value
Metals/Mining Excluding Steel — 4.10%
Century Aluminum Company 7.500%, 06/01/2021 (Acquired 05/23/2013 — 06/20/2014, Cost $11,443,914) (r)	$11,625,000	$12,322,500
Horsehead Holding Corp. 10.500%, 06/01/2017 (Acquired 07/19/2012 — 06/18/2014, Cost $8,853,826) (i) (r)	8,590,000	9,899,975
Kaiser Aluminum Corporation 8.250%, 06/01/2020	11,574,000	13,078,620
Noranda Aluminum Acquisition Corporation 11.000%, 06/01/2019	12,036,000	12,005,910
Rain CII Carbon LLC 8.000%, 12/01/2018 (Acquired 11/23/2010 — 12/13/2013, Cost $7,198,055) (r)	7,050,000	7,455,375
8.250%, 01/15/2021 (Acquired 12/14/2012 — 06/18/2014, Cost $7,192,523) (r)	7,000,000	7,385,000
Shale-Inland Holdings LLC/Shale-Inland Finance Corp. 8.750%, 11/15/2019 (Acquired 10/26/2012 — 06/18/2014, Cost $8,874,289) (r)	8,655,000	9,131,025
		71,278,405
Oil Field Equipment & Services — 5.36%
Atwood Oceanics, Inc. 6.500%, 02/01/2020 (c)	12,820,000	13,749,450
Globe Luxembourg SCA 9.625%, 05/01/2018 (Acquired 05/02/2013 — 06/18/2014, Cost $13,768,697) (r)	13,236,000	14,759,464
Iracore International Holdings, Inc. 9.500%, 06/01/2018 (Acquired 05/08/2013 — 06/18/2014, Cost $10,292,282) (i) (r)	9,895,000	10,389,750
McDermott International, Inc. 8.000%, 05/01/2021 (Acquired 04/10/2014 — 06/18/2014, Cost $11,271,250) (r)	11,090,000	11,450,425
PHI, Inc. 5.250%, 03/15/2019 (Acquired 03/06/2014 — 06/18/2014, Cost $13,002,989) (r)	12,972,000	13,263,870
Shelf Drilling Holdings Ltd. 8.625%, 11/01/2018 (Acquired 10/10/2012 — 06/18/2014, Cost $13,177,007) (r)	12,692,000	13,643,900
Unit Corporation 6.625%, 05/15/2021	14,855,000	15,931,987
		93,188,846

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — June 30, 2014

Hotchkis & Wiley High Yield Fund

	Principal Amount	Value
Oil Refining & Marketing — 1.02%
Calumet Specialty Products Partners LP/ Calumet Finance Corp. 6.500%, 04/15/2021 (Acquired 06/23/2014 — 06/24/2014, Cost $4,416,730) (r)	$4,299,000	$4,406,475
PBF Holding Company LLC/PBF Finance Corp. 8.250%, 02/15/2020	12,183,000	13,340,385
		17,746,860
Packaging — 0.77%
Silgan Holdings Inc. 5.500%, 02/01/2022 (Acquired 10/25/2013 — 06/18/2014, Cost $12,953,005) (r)	12,936,000	13,453,440
Pharmaceuticals — 1.40%
ConvaTec Healthcare E S.A. 10.500%, 12/15/2018 (Acquired 12/28/2010 — 06/18/2014, Cost $8,694,635) (r)	8,299,000	8,994,041
Salix Pharmaceuticals, Ltd. 6.000%, 01/15/2021 (Acquired 12/12/2013 — 06/18/2014, Cost $14,739,805) (r)	14,215,000	15,281,125
		24,275,166
Printing & Publishing — 0.81%
Harland Clarke Holdings Corp. 9.250%, 03/01/2021 (Acquired 01/27/2014 — 06/18/2014, Cost $13,510,438) (r)	13,360,000	14,044,700
Restaurants — 0.68%
Ruby Tuesday, Inc. 7.625%, 05/15/2020	11,760,000	11,818,800
Software/Services — 1.72%
ACI Worldwide, Inc. 6.375%, 08/15/2020 (Acquired 08/15/2013 — 06/18/2014, Cost $11,369,733) (r)	11,036,000	11,642,980
First Data Corporation 8.875%, 08/15/2020 (Acquired 08/11/2010 — 06/18/2014, Cost $5,322,602) (r)	5,157,000	5,717,824
8.750%, 01/15/2022 (Acquired 11/19/2012 — 06/18/2014, Cost $11,809,333) (p) (r)	11,327,000	12,558,811
		29,919,615
	Principal Amount	Value
Specialty Retail — 2.38%
CST Brands, Inc. 5.000%, 05/01/2023	$16,496,000	$16,578,480
The Men's Wearhouse, Inc. 7.000%, 07/01/2022 (Acquired 06/11/2014 — 06/25/2014, Cost $13,194,885) (r)	12,776,000	13,287,040
Outerwall Inc. 5.875%, 06/15/2021 (Acquired 06/04/2014 — 06/06/2014, Cost $11,321,367) (r)	11,295,000	11,436,187
		41,301,707
Support — Services — 1.42%
Aguila 3 S.A. 7.875%, 01/31/2018 (Acquired 07/30/2013 — 06/18/2014, Cost $10,670,281) (r)	10,233,000	10,802,211
Audatex North America, Inc. 6.000%, 06/15/2021 (Acquired 10/17/2013 — 06/18/2014, Cost $13,523,516) (r)	12,946,000	13,884,585
		24,686,796
Telecom — Integrated/Services — 1.04%
Sable International Finance Limited 8.750%, 02/01/2020 (Acquired 01/20/2012 — 06/18/2014, Cost $10,990,719) (r)	10,153,000	11,472,890
Telecom Italia S.p.A. 5.303%, 05/30/2024 (Acquired 06/24/2014 — 06/25/2014, Cost $6,523,670) (r)	6,517,000	6,557,731
		18,030,621
Telecom — Wireless — 0.58%
Wind Acquisition Finance S.A. 7.375%, 04/23/2021 (Acquired 04/08/2014 — 06/18/2014, Cost $9,496,629) (r)	9,473,000	10,136,110
Telecommunications Equipment — 0.86%
CommScope Holding Company, Inc. 6.625%, 06/01/2020 (Acquired 05/23/2013 — 06/18/2014, Cost $7,999,765) (p) (r)	8,035,000	8,617,538
CommScope, Inc. 5.000%, 06/15/2021 (Acquired 05/15/2014 — 06/18/2014, Cost $6,120,047) (r)	6,095,000	6,247,375
		14,864,913
Theaters & Entertainment — 0.85%
Regal Entertainment Group 5.750%, 03/15/2022	14,144,000	14,709,760
Total corporate bonds (Cost $1,403,313,963)		1,457,307,090

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — June 30, 2014

Hotchkis & Wiley High Yield Fund

ASSET-BACKED SECURITIES — 1.26%	Principal Amount	Value
Airlines — 1.26%
US Airways Pass Through Trust — Class B — Series 2012-1 8.000%, 10/01/2019	$6,991,390	$8,022,620
US Airways Pass Through Trust — Class B — Series 2012-2 6.750%, 06/03/2021	12,683,235	13,919,851
		21,942,471
Total asset-backed securities (Cost $20,794,477)		21,942,471
CONVERTIBLE BONDS — 1.70%
Auto Parts & Equipment — 0.83%
Meritor, Inc. 7.875%, 03/01/2026	4,550,000	7,345,406
4.000%, 02/15/2027 (b)	6,603,000	7,048,703
		14,394,109
Automakers — 0.32%
Navistar International Corporation 4.750%, 04/15/2019 (Acquired 03/19/2014 — 06/18/2014, Cost $5,254,257) (r)	5,250,000	5,627,344
Energy — Exploration & Production — 0.55%
Cobalt International Energy, Inc. 3.125%, 05/15/2024	8,830,000	9,530,881
Total convertible bonds (Cost $24,781,693)		29,552,334
TERM LOANS — 2.74%
Department Stores — 0.72%
J.C. Penney Corporation, Inc. 6.000%, 05/22/2018 (b)	12,374,823	12,535,448
Energy — Exploration & Production — 1.18%
Fieldwood Energy LLC 8.375%, 09/30/2020 (b)	11,765,000	12,154,716
Jonah Energy LLC 7.500%, 05/12/2021 (b)	8,175,000	8,260,183
		20,414,899
Packaging — 0.25%
Rexam Healthcare 8.000%, 04/11/2022 (b)	4,350,000	4,377,188
Software/Services — 0.59%
Flexera Software, LLC 4.500%, 04/02/2020 (b)	3,900,000	3,906,493
8.000%, 04/02/2021 (b)	6,400,000	6,424,000
		10,330,493
Total term loans (Cost $46,934,994)		47,658,028
CONVERTIBLE PREFERRED STOCKS — 0.27%	Shares Held	Value
Oil Field Equipment & Services — 0.27%
McDermott International, Inc., 6.250%	171,804	$4,724,610
Total convertible preferred stocks (Cost $4,364,561)		4,724,610
PREFERRED STOCKS — 4.67%
Banking — 4.55%
Citigroup Inc., 7.125% (b)	611,494	16,907,198
Countrywide Capital V, 7.000%	573,156	14,902,056
Morgan Stanley Capital Trust III, 6.250%	484,666	12,232,970
Morgan Stanley Capital Trust VIII, 6.450%	110,082	2,776,268
The Royal Bank of Scotland Group Public Limited Company, 6.400%	175,332	4,221,994
The Royal Bank of Scotland Group Public Limited Company, 6.600%	644,255	15,816,460
Synovus Financial Corp., 7.875% (b)	437,611	12,253,108
		79,110,054
Energy — Exploration & Production — 0.12%
Lone Pine Resources Canada Ltd. (a) (f) (i)	1,596,813	2,043,921
Lone Pine Resources Inc. Multiple Voting Shares (a) (f) (i)	1,596,813	0
		2,043,921
Total preferred stocks (Cost $76,157,868)		81,153,975
COMMON STOCKS — 1.90%
Auto Parts & Equipment — 0.77%
The Goodyear Tire & Rubber Company	483,736	13,438,186
Automakers — 0.64%
General Motors Company	109,601	3,978,516
General Motors Company — Escrow (a) (f) (i)	352,400	0
Motors Liquidation Company GUC Trust (a)	280,070	7,169,792
		11,148,308
Banking — 0.46%
Citigroup Inc.	169,826	7,998,805
Energy — Exploration & Production — 0.03%
Lone Pine Resources Canada Ltd. (a) (f) (i)	414,738	439,205
Lone Pine Resources Inc. — Escrow (a) (f) (i)	3,325,000	0
Lone Pine Resources Inc. (a) (f) (i)	414,738	0
		439,205
Total common stocks (Cost $27,061,833)		33,024,504

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — June 30, 2014

Hotchkis & Wiley High Yield Fund

WARRANTS — 0.09%	Shares Held	Value
Automakers — 0.09%
General Motors Company (a) Expiration: July 2019 Exercise Price: $18.33	86,395	$1,603,491
Total warrants (Cost $1,374,011)		1,603,491
Total long-term investments (Cost $1,604,783,400)		1,676,966,503
SHORT-TERM INVESTMENTS — 1.60%	Principal Amount
Time Deposits — 1.60%
SEB, 0.03%, 07/01/2014*	$27,727,372	27,727,372
Total short-term investments (Cost $27,727,372)		27,727,372
Total investments — 98.09% (Cost $1,632,510,772)		1,704,693,875
Other assets in excess of liabilities — 1.91%		33,112,760
Net assets — 100.00%		$1,737,806,635

(a) — Non-income producing security.

(b) — The coupon rate shown on variable rate securities represents the rate at June 30, 2014.

(c) — All or a portion of this security is segregated as collateral for bridge loan commitments.

(d) — Issuer is currently in default on its regularly scheduled interest payments.

(f) — Fair valued security. The total market value of these securities was $2,483,126, which represented 0.14% of net assets.

(i) — Illiquid security.

(p) — Payment in-kind security.

(r) — Restricted security under Rule 144A under the Securities Act of 1933. Purchased in a private placement transaction; resale to the public may require registration or be limited to qualified institutional buyers. The total market value of these securities was $833,288,722, which represented 47.95% of net assets.

* — Invested through a cash management account administered by Brown Brothers Harriman & Co.

The accompanying notes are an integral part of these financial statements.

Statements of Assets & Liabilities

JUNE 30, 2014

	Diversified Value Fund	Large Cap Value Fund	Mid-Cap Value Fund	Small Cap Value Fund
Assets:
Long-term investments, at value*
Unaffiliated issuers	$534,467,454	$750,441,868	$3,361,879,982	$991,921,880
Affiliated issuers	—	—	71,881,440	25,491,495
Collateral for securities on loan*	1,065,210	311,269	14,602,452	29,977,495
Short-term investments*	14,952,649	9,078,974	180,634,012	101,365,378
Dividends and interest receivable	783,513	1,411,926	4,528,752	518,615
Receivable for investments sold	1,407,786	2,059,540	—	476,428
Receivable for Fund shares sold	513,636	2,180,707	6,354,565	1,522,230
Other assets	23,099	38,871	124,301	54,878
Total assets	$553,213,347	$765,523,155	$3,640,005,504	$1,151,328,399
Liabilities:
Collateral upon return of securities on loan	$1,065,210	$311,269	$14,602,452	$29,977,495
Payable for investments purchased	1,995,525	2,542,091	18,399,564	85,919,946
Payable for Fund shares repurchased	335,175	469,079	17,847,150	921,920
Payable to Advisor	326,843	473,592	2,177,530	583,560
Payable to Trustees	270	455	1,713	478
Accrued distribution and service fees	69,817	348,224	1,206,397	290,108
Accrued expenses and other liabilities	277,328	368,411	1,728,847	353,919
Total liabilities	4,070,168	4,513,121	55,963,653	118,047,426
Commitments and contingencies (Note 1 and Note 8)
Net assets	$549,143,179	$761,010,034	$3,584,041,851	$1,033,280,973
Net Assets consist of:
Paid-in capital	$1,185,386,696	$1,842,596,064	$2,916,229,622	$786,805,820
Undistributed net investment income	12,803,931	21,716,657	11,963,369	811,351
Undistributed net realized gain (loss)	(700,573,552)	(1,139,728,257)	200,217,407	81,115,100
Net unrealized appreciation of securities and foreign currency transactions	51,526,104	36,425,570	455,631,453	164,548,702
Net assets	$549,143,179	$761,010,034	$3,584,041,851	$1,033,280,973
Calculation of Net Asset Value Per Share and Public Offering Price Per Share — Class I
Net assets	$485,541,417	$500,101,961	$2,542,568,681	$785,914,903
Shares outstanding (unlimited shares $0.001 par value authorized)	31,390,566	18,763,729	56,312,807	11,797,257
Net asset value per share	$15.47	$26.65	$45.15	$66.62
Calculation of Net Asset Value Per Share — Class A
Net assets	$59,172,929	$223,219,153	$862,558,741	$204,205,381
Shares outstanding (unlimited shares $0.001 par value authorized)	3,817,048	8,436,297	19,338,399	3,081,936
Net asset value per share	$15.50	$26.46	$44.60	$66.26
Public Offering Price Per Share — Class A
(Net asset value per share divided by 0.9475)	$16.36	$27.93	$47.07	$69.93
Calculation of Net Asset Value Per Share and Public Offering Price Per Share — Class C
Net assets	$4,428,833	$25,765,292	$154,221,869	$43,160,689
Shares outstanding (unlimited shares $0.001 par value authorized)	291,303	992,601	3,757,911	731,666
Net asset value per share	$15.20	$25.96	$41.04	$58.99
Calculation of Net Asset Value Per Share and Public Offering Price Per Share — Class R
Net assets		$11,923,628	$24,692,560
Shares outstanding (unlimited shares $0.001 par value authorized)		447,913	551,595
Net asset value per share		$26.62	$44.77
*Cost of long-term investments
Unaffiliated issuers	$482,941,350	$714,016,298	$2,900,201,798	$808,557,502
Affiliated issuers	—	—	77,928,171	44,306,875
*Cost of collateral for securities on loan	1,065,210	311,269	14,602,452	29,977,495
*Cost of short-term investments	14,952,649	9,078,974	180,634,012	101,365,378

The accompanying notes are an integral part of these financial statements.

Statements of Assets & Liabilities

JUNE 30, 2014

	Global Value Fund	Value Opportunities Fund	Capital Income Fund	High Yield Fund
Assets:
Long-term investments, at value*	$3,972,375	$475,992,780	$64,972,410	$1,676,966,503
Collateral for securities on loan*	—	47,320	—	—
Short-term investments*	29,471	7,122,026	1,337,059	27,727,372
Dividends and interest receivable	9,330	308,989	502,658	24,011,041
Receivable for investments sold	23,880	963,935	214,080	22,104,250
Receivable for Fund shares sold	10,958	4,826,070	3,224,687	4,062,350
Other assets	13,063	20,887	24,738	81,582
Total assets	$4,059,077	$489,282,007	$70,275,632	$1,754,953,098
Liabilities:
Collateral upon return of securities on loan	$—	$47,320	$—	$—
Payable for investments purchased	18,624	5,024,927	614,193	12,222,496
Payable for Fund shares repurchased	—	705,046	282,710	1,682,845
Payable to Advisor	467	288,605	21,196	622,861
Payable to Trustees	2	222	17	844
Accrued distribution and service fees	183	271,000	21,693	339,012
Distributions payable to shareholders	—	—	11,990	1,684,695
Accrued expenses and other liabilities	35,659	156,933	52,947	593,710
Total liabilities	54,935	6,494,053	1,004,746	17,146,463
Commitments and contingencies (Note 1 and Note 8)
Net assets	$4,004,142	$482,787,954	$69,270,886	$1,737,806,635
Net Assets consist of:
Paid-in capital	$3,243,056	$394,586,157	$63,785,668	$1,650,055,532
Undistributed net investment income (loss)	94,602	2,485,967	353,809	(1,177,852)
Undistributed net realized gain	190,646	16,456,190	843,627	16,745,852
Net unrealized appreciation of securities and foreign currency transactions	475,838	69,259,640	4,287,782	72,183,103
Net assets	$4,004,142	$482,787,954	$69,270,886	$1,737,806,635
Calculation of Net Asset Value Per Share and Public Offering Price Per Share — Class I
Net assets	$3,867,366	$265,138,175	$21,398,913	$1,127,080,057
Shares outstanding (unlimited shares $0.001 par value authorized)	290,542	8,873,983	1,665,120	84,284,557
Net asset value per share	$13.31	$29.88	$12.85	$13.37
Calculation of Net Asset Value Per Share — Class A
Net assets	$136,776	$165,608,031	$47,871,973	$607,103,884
Shares outstanding (unlimited shares $0.001 par value authorized)	10,288	5,542,311	3,617,010	45,682,449
Net asset value per share	$13.29	$29.88	$13.24	$13.29
Public Offering Price Per Share — Class A
(Net asset value per share divided by 0.9475)	$14.03	$31.54
(Net asset value per share divided by 0.9525)			$13.90
(Net asset value per share divided by 0.9625)				$13.81
Calculation of Net Asset Value Per Share and Public Offering Price Per Share — Class C
Net assets		$52,041,748		$3,622,694
Shares outstanding (unlimited shares $0.001 par value authorized)		1,838,569		271,126
Net asset value per share		$28.31		$13.36
*Cost of long-term investments	$3,496,587	$406,733,424	$60,684,628	$1,604,783,400
*Cost of collateral for securities on loan	—	47,320	—	—
*Cost of short-term investments	29,468	7,121,638	1,337,059	27,727,372

The accompanying notes are an integral part of these financial statements.

Statements of Operations

FOR THE YEAR ENDED JUNE 30, 2014

	Diversified Value Fund	Large Cap Value Fund	Mid-Cap Value Fund	Small Cap Value Fund
Investment income:
Dividends*
Unaffiliated issuers	$17,499,429	$29,685,056	$42,291,640	$9,124,991
Affiliated issuers	—	—	1,560,292	458,592
Interest	3,629	5,906	42,519	5,953
Securities on loan	24,020	51,452	58,733	77,387
Total income	17,527,078	29,742,414	43,953,184	9,666,923
Expenses:
Advisory fees	3,570,779	5,386,472	21,403,155	6,018,805
Professional fees and expenses	43,441	52,487	134,111	53,695
Custodian fees and expenses	39,460	61,734	83,253	26,252
Transfer agent fees and expenses	737,583	1,201,730	5,374,708	1,274,462
Accounting fees and expenses	60,526	86,802	323,371	97,540
Administration fees and expenses	142,263	214,080	858,398	241,331
Trustees' fees and expenses	36,570	53,204	203,149	57,628
Reports to shareholders	39,039	63,341	237,320	84,997
Registration fees	80,834	78,139	168,177	84,534
Distribution and service fees — Class A	114,060	622,662	1,704,153	428,842
Distribution and service fees — Class C	86,555	103,325	1,166,515	392,898
Distribution and service fees — Class R	—	53,834	90,025	—
Other expenses	34,928	47,946	148,166	45,119
Total expenses	4,986,038	8,025,756	31,894,501	8,806,103
Fee waiver/expense reimbursement by Advisor (Note 2)	(262,777)	—	—	—
Net expenses	4,723,261	8,025,756	31,894,501	8,806,103
Net investment income	12,803,817	21,716,658	12,058,683	860,820
Realized and Unrealized Gains (Losses):
Net realized gains (losses) from:
Sales of unaffiliated issuers	33,419,459	85,951,132	390,762,220	122,024,072
Sales of affiliated issuers	—	—	15,645,208	(325,852)
Foreign currency transactions	114	—	(95,313)	(30,851)
Net realized gains	33,419,573	85,951,132	406,312,115	121,667,369
Net change in unrealized appreciation of securities and foreign currency transactions	58,448,071	58,457,075	275,181,109	96,717,775
Net gains	91,867,644	144,408,207	681,493,224	218,385,144
Net Increase in Net Assets Resulting from Operations	$104,671,461	$166,124,865	$693,551,907	$219,245,964
*Net of Foreign Taxes Withheld	$202,559	$366,832	$75,404	$80,516
The accompanying notes are an integral part of these financial statements.

Statements of Operations

FOR THE YEAR ENDED JUNE 30, 2014

	Global Value Fund	Value Opportunities Fund	Capital Income Fund	High Yield Fund
Investment income:
Dividends*	$139,184	$6,894,634	$1,014,124	$4,321,903
Interest	59	666,922	819,940	88,679,420
Securities on loan	—	2,990	—	—
Total income	139,243	7,564,546	1,834,064	93,001,323
Expenses:
Advisory fees	25,352	2,580,961	211,129	7,839,679
Professional fees and expenses	22,456	35,228	23,608	90,144
Custodian fees and expenses	15,428	39,423	11,225	46,897
Transfer agent fees and expenses	21,102	454,580	38,265	1,692,796
Accounting fees and expenses	43,418	50,273	58,312	187,056
Administration fees and expenses	30,542	103,970	27,724	429,689
Trustees' fees and expenses	217	23,372	2,050	102,930
Reports to shareholders	1,381	30,961	4,579	90,848
Registration fees	34,852	81,798	38,743	132,106
Distribution and service fees — Class A	224	344,709	47,914	1,234,429
Distribution and service fees — Class C	—	374,086	—	20,630
Other expenses	3,868	17,172	4,774	78,177
Total expenses	198,840	4,136,533	468,323	11,945,381
Fee waiver/expense reimbursement by Advisor (Note 2)	(153,251)	—	(160,583)	(713,623)
Fee waiver by Administrator (Note 2)	(10,500)	—	—	—
Net expenses	35,089	4,136,533	307,740	11,231,758
Net investment income	104,154	3,428,013	1,526,324	81,769,565
Realized and Unrealized Gains (Losses):
Net realized gains (losses) from:
Sales of unaffiliated issuers	255,114	27,478,205	1,558,561	17,478,737
Foreign currency transactions	(365)	(33,766)	—	—
Net realized gains	254,749	27,444,439	1,558,561	17,478,737
Net change in unrealized appreciation of securities and foreign currency transactions	316,395	45,551,330	2,626,185	53,239,557
Net gains	571,144	72,995,769	4,184,746	70,718,294
Net Increase in Net Assets Resulting from Operations	$675,298	$76,423,782	$5,711,070	$152,487,859
*Net of Foreign Taxes Withheld	$5,584	$432,313	$14,072	$27,725

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets

	Diversified Value Fund		Large Cap Value Fund
	Year ended June 30, 2014	Year ended June 30, 2013	Year ended June 30, 2014	Year ended June 30, 2013
Operations:
Net investment income	$12,803,817	$5,560,471	$21,716,658	$7,984,055
Net realized gains (losses)	33,419,573	20,370,321	85,951,132	(1,689,511)
Net change in unrealized appreciation	58,448,071	76,406,951	58,457,075	129,033,500
Net increase in net assets resulting from operations	104,671,461	102,337,743	166,124,865	135,328,044
Dividends and Distributions to Shareholders:
Net investment income:
Class I	(4,908,742)	(5,093,871)	(5,604,965)	(8,213,389)
Class A	(481,382)	(430,420)	(2,288,711)	(3,335,419)
Class C	(44,726)	(110,553)	—	(272,549)
Class R	—	—	(90,380)	(194,957)
Net realized gains:
Class I	—	—	—	—
Class A	—	—	—	—
Class C	—	—	—	—
Class R	—	—	—	—
Net decrease in net assets resulting from dividends and distributions to shareholders	(5,434,850)	(5,634,844)	(7,984,056)	(12,016,314)
Capital Share Transactions:
Net increase (decrease) in net assets resulting from capital share transactions	34,878,129	(49,383,506)	39,371,206	(66,365,313)
Net Assets:
Total increase in net assets	134,114,740	47,319,393	197,512,015	56,946,417
Beginning of year	415,028,439	367,709,046	563,498,019	506,551,602
End of year	$549,143,179	$415,028,439	$761,010,034	$563,498,019
Undistributed net investment income	$12,803,931	$5,434,850	$21,716,657	$7,984,055

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets

	Mid-Cap Value Fund		Small Cap Value Fund
	Year ended June 30, 2014	Year ended June 30, 2013	Year ended June 30, 2014	Year ended June 30, 2013
Operations:
Net investment income	$12,058,683	$7,650,643	$860,820	$2,614,950
Net realized gains	406,312,115	126,224,598	121,667,369	29,567,495
Net change in unrealized appreciation	275,181,109	356,599,470	96,717,775	88,366,909
Net increase in net assets resulting from operations	693,551,907	490,474,711	219,245,964	120,549,354
Dividends and Distributions to Shareholders:
Net investment income:
Class I	(6,148,056)	(5,139,766)	(1,868,145)	(1,928,838)
Class A	(1,367,862)	(512,141)	(462,993)	(123,490)
Class C	(115,505)	—	(27,101)	—
Class R	(22,467)	(6,267)	—	—
Net realized gains:
Class I	—	—	(46,665,876)	—
Class A	—	—	(14,109,950)	—
Class C	—	—	(3,583,146)	—
Class R	—	—	—	—
Net decrease in net assets resulting from dividends and distributions to shareholders	(7,653,890)	(5,658,174)	(66,717,211)	(2,052,328)
Capital Share Transactions:
Net increase in net assets resulting from capital share transactions	791,433,219	326,185,659	295,975,809	119,070,176
Net Assets:
Total increase in net assets	1,477,331,236	811,002,196	448,504,562	237,567,202
Beginning of year	2,106,710,615	1,295,708,419	584,776,411	347,209,209
End of year	$3,584,041,851	$2,106,710,615	$1,033,280,973	$584,776,411
Undistributed net investment income	$11,963,369	$7,653,889	$829,969	$2,358,239

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets

	Global Value Fund		Value Opportunities Fund
	Year ended June 30, 2014	Period ended June 30, 2013+	Year ended June 30, 2014	Year ended June 30, 2013
Operations:
Net investment income	$104,154	$21,199	$3,428,013	$1,664,210
Net realized gains	254,749	78,197	27,444,439	10,645,866
Net change in unrealized appreciation	316,395	159,443	45,551,330	23,709,571
Net increase in net assets resulting from operations	675,298	258,839	76,423,782	36,019,647
Dividends and Distributions to Shareholders:
Net investment income:
Class I	(35,894)	—	(1,119,363)	(865,417)
Class A	(955)	—	(859,974)	(673,818)
Class C	—	—	(72,346)	(67,096)
Net realized gains:
Class I	(181,345)	—	(7,936,180)	(2,140,938)
Class A	(5,087)	—	(7,803,482)	(1,943,224)
Class C	—	—	(2,221,386)	(568,658)
Net decrease in net assets resulting from dividends and distributions to shareholders	(223,281)	—	(20,012,731)	(6,259,151)
Capital Share Transactions:
Net increase in net assets resulting from capital share transactions	1,528,088	1,765,198	192,494,140	119,712,666
Net Assets:
Total increase in net assets	1,980,105	2,024,037	248,905,191	149,473,162
Beginning of year	2,024,037	—	233,882,763	84,409,601
End of year	$4,004,142	$2,024,037	$482,787,954	$233,882,763
Undistributed net investment income	$94,602	$21,807	$2,485,967	$1,143,403

+ The Fund commenced operations on December 31, 2012.

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets

	Capital Income Fund		High Yield Fund
	Year ended June 30, 2014	Year ended June 30, 2013	Year ended June 30, 2014	Year ended June 30, 2013
Operations:
Net investment income	$1,526,324	$768,099	$81,769,565	$50,703,701
Net realized gains	1,558,561	731,483	17,478,737	13,980,891
Net change in unrealized appreciation	2,626,185	1,332,813	53,239,557	9,892,758
Net increase in net assets resulting from operations	5,711,070	2,832,395	152,487,859	74,577,350
Dividends and Distributions to Shareholders:
Net investment income:
Class I	(545,563)	(436,895)	(53,642,913)	(36,816,886)
Class A	(693,473)	(296,292)	(27,309,600)	(13,880,606)
Class C	—	—	(96,625)	(11,807)
Net realized gains:
Class I	(635,662)	(112,510)	(9,104,675)	(2,281,084)
Class A	(707,583)	(85,372)	(4,860,631)	(712,748)
Class C	—	—	(17,961)	—
Net decrease in net assets resulting from dividends and distributions to shareholders	(2,582,281)	(931,069)	(95,032,405)	(53,703,131)
Capital Share Transactions:
Net increase in net assets resulting from capital share transactions	41,012,351	14,307,824	582,760,360	545,203,830
Net Assets:
Total increase in net assets	44,141,140	16,209,150	640,215,814	566,078,049
Beginning of year	25,129,746	8,920,596	1,097,590,821	531,512,772
End of year	$69,270,886	$25,129,746	$1,737,806,635	$1,097,590,821
Undistributed net investment income (loss)	$353,809	$71,438	$(1,177,852)	$(1,154,108)

The accompanying notes are an integral part of these financial statements.

Financial Highlights

The following per share data and ratios have been derived from information provided in the financial statements.

		Income (loss) from investment operations			Dividends and distributions						Ratios to Average Net Assets
Diversified Value Fund	Net asset value, beginning of year	Net investment income[1]	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total distributions	Net asset value, end of year	Total return[2]	Net assets, end of year (in thousands)	Expenses, net of reimbursement/ waiver	Expenses, before reimbursement/ waiver	Net investment income
Class I
Year ended 6/30/2014	$12.53	$0.38	$2.73	$3.11	$(0.17)	$—	$(0.17)	$15.47	24.98%	$485,541	0.95%	1.01%	2.72%
Year ended 6/30/2013	9.82	0.16	2.72	2.88	(0.17)	—	(0.17)	12.53	29.65	367,963	0.95	1.06	1.47
Year ended 6/30/2012	10.01	0.16	(0.18)	(0.02)	(0.17)	—	(0.17)	9.82	–0.01	320,916	0.95	1.06	1.73
Year ended 6/30/2011	7.94	0.15	2.02	2.17	(0.10)	—	(0.10)	10.01	27.44	328,273	0.95	1.12	1.59
Year ended 6/30/2010	6.77	0.12	1.25	1.37	(0.20)	—	(0.20)	7.94	20.22	330,586	0.95	1.11	1.48
Class A
Year ended 6/30/2014	12.57	0.38	2.70	3.08	(0.15)	—	(0.15)	15.50	24.68	59,173	1.20	1.26	2.71
Year ended 6/30/2013	9.86	0.13	2.72	2.85	(0.14)	—	(0.14)	12.57	29.25	35,251	1.20	1.31	1.21
Year ended 6/30/2012	10.03	0.14	(0.18)	(0.04)	(0.13)	—	(0.13)	9.86	–0.18	34,731	1.20	1.31	1.46
Year ended 6/30/2011	7.96	0.14	2.02	2.16	(0.09)	—	(0.09)	10.03	27.16	45,383	1.20	1.37	1.42
Year ended 6/30/2010	6.79	0.10	1.25	1.35	(0.18)	—	(0.18)	7.96	19.84	45,427	1.20	1.36	1.21
Class C
Year ended 6/30/2014	12.35	0.17	2.75	2.92	(0.07)	—	(0.07)	15.20	23.70	4,429	1.95	2.01	1.28
Year ended 6/30/2013	9.72	0.05	2.68	2.73	(0.10)	—	(0.10)	12.35	28.28	11,815	1.95	2.06	0.45
Year ended 6/30/2012	9.92	0.07	(0.17)	(0.10)	(0.10)	—	(0.10)	9.72	–0.92	12,062	1.95	2.06	0.73
Year ended 6/30/2011	7.90	0.06	2.00	2.06	(0.04)	—	(0.04)	9.92	26.11	14,036	1.95	2.12	0.61
Year ended 6/30/2010	6.74	0.04	1.26	1.30	(0.14)	—	(0.14)	7.90	19.17	15,254	1.95	2.11	0.47

	Year Ended June 30,
	2014	2013	2012	2011	2010
Portfolio turnover rate	33%	44%	42%	63%	43%

		Income (loss) from investment operations			Dividends and distributions						Ratios to Average Net Assets
Large Cap Value Fund	Net asset value, beginning of year	Net investment income[1]	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total distributions	Net asset value, end of year	Total return[2]	Net assets, end of year (in thousands)	Expenses, net of reimbursement/ waiver	Expenses, before reimbursement/ waiver	Net investment income
Class I
Year ended 6/30/2014	$21.35	$0.73	$4.88	$5.61	$(0.31)	$—	$(0.31)	$26.65	26.52%	$500,102	1.01%	1.01%	3.04%
Year ended 6/30/2013	16.80	0.31	4.69	5.00	(0.45)	—	(0.45)	21.35	30.48	389,300	1.05	1.05	1.68
Year ended 6/30/2012	16.96	0.31	(0.13)	0.18	(0.34)	—	(0.34)	16.80	1.22	316,081	1.05	1.05	1.96
Year ended 6/30/2011	13.32	0.26	3.42	3.68	(0.04)	—	(0.04)	16.96	27.61	588,823	1.05	1.07	1.60
Year ended 6/30/2010	11.49	0.21	1.99	2.20	(0.37)	—	(0.37)	13.32	20.08	478,653	1.05	1.09	1.51
Class A
Year ended 6/30/2014	21.21	0.73	4.79	5.52	(0.27)	—	(0.27)	26.46	26.22	223,219	1.26	1.26	3.02
Year ended 6/30/2013	16.68	0.26	4.67	4.93	(0.40)	—	(0.40)	21.21	30.16	156,303	1.30	1.30	1.42
Year ended 6/30/2012	16.84	0.26	(0.12)	0.14	(0.30)	—	(0.30)	16.68	0.99	155,767	1.30	1.30	1.66
Year ended 6/30/2011	13.25	0.21	3.39	3.60	(0.01)	—	(0.01)	16.84	27.21	319,863	1.30	1.31	1.33
Year ended 6/30/2010	11.44	0.16	2.01	2.17	(0.36)	—	(0.36)	13.25	19.82	512,120	1.30	1.34	1.17
Class C
Year ended 6/30/2014	20.72	0.72	4.52	5.24	—	—	—	25.96	25.29	25,765	2.01	2.01	3.02
Year ended 6/30/2013	16.26	0.10	4.58	4.68	(0.22)	—	(0.22)	20.72	29.12	8,324	2.05	2.05	0.59
Year ended 6/30/2012	16.48	0.14	(0.12)	0.02	(0.24)	—	(0.24)	16.26	0.29	23,891	2.05	2.05	0.92
Year ended 6/30/2011	13.05	0.09	3.34	3.43	—	—	—	16.48	26.28	36,612	2.05	2.07	0.59
Year ended 6/30/2010	11.33	0.06	1.99	2.05	(0.33)	—	(0.33)	13.05	18.91	38,064	2.05	2.09	0.46
Class R
Year ended 6/30/2014	21.33	0.60	4.89	5.49	(0.20)	—	(0.20)	26.62	25.91	11,924	1.51	1.51	2.51
Year ended 6/30/2013	16.77	0.21	4.69	4.90	(0.34)	—	(0.34)	21.33	29.79	9,571	1.55	1.55	1.15
Year ended 6/30/2012	16.95	0.23	(0.12)	0.11	(0.29)	—	(0.29)	16.77	0.80	10,812	1.55	1.55	1.42
Year ended 6/30/2011	13.36	0.17	3.42	3.59	—	—	—	16.95	26.87	14,034	1.55	1.56	1.08
Year ended 6/30/2010	11.54	0.13	2.03	2.16	(0.34)	—	(0.34)	13.36	19.55	14,922	1.55	1.59	0.97

	Year Ended June 30,
	2014	2013	2012	2011	2010
Portfolio turnover rate	57%	41%	59%	43%	47%

1  Net investment income per share has been calculated based on average shares outstanding during the period.

2  Total returns exclude the effects of sales charges. The Fund's investment advisor may have waived a portion of its advisory fee and/or reimbursed a portion of the Fund's expenses. Without such waiver and/or reimbursement, the Fund's performance would have been lower.

The accompanying notes are an integral part of these financial statements.

Financial Highlights

The following per share data and ratios have been derived from information provided in the financial statements.

		Income (loss) from investment operations			Dividends and distributions						Ratios to Average Net Assets
Mid-Cap Value Fund	Net asset value, beginning of year	Net investment income (loss)[1]	Net gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total distributions	Net asset value, end of year	Total return[2]	Net assets, end of year (in thousands)	Expenses, net of reimbursement/ waiver	Expenses, before reimbursement/ waiver	Net investment income (loss)
Class I
Year ended 6/30/2014	$35.36	$0.21	$9.71	$9.92	$(0.13)	$—	$(0.13)	$45.15	28.10%	$2,542,569	1.01%	1.01%	0.52%
Year ended 6/30/2013	26.02	0.16	9.31	9.47	(0.13)	—	(0.13)	35.36	36.51	1,627,378	1.07	1.07	0.55
Year ended 6/30/2012	24.96	0.13	0.95	1.08	(0.02)	—	(0.02)	26.02	4.33	1,058,806	1.10	1.10	0.54
Year ended 6/30/2011	18.14	0.05	6.85	6.90	(0.08)	—	(0.08)	24.96	38.05	1,077,149	1.08	1.08	0.20
Year ended 6/30/2010	13.76	0.05	4.49	4.54	(0.16)	—	(0.16)	18.14	33.00	875,883	1.10	1.10	0.29
Class A
Year ended 6/30/2014	34.98	0.12	9.58	9.70	(0.08)	—	(0.08)	44.60	27.78	862,559	1.26	1.26	0.29
Year ended 6/30/2013	25.75	0.09	9.21	9.30	(0.07)	—	(0.07)	34.98	36.16	406,949	1.32	1.32	0.32
Year ended 6/30/2012	24.74	0.07	0.94	1.01	—	—	—	25.75	4.08	217,069	1.35	1.35	0.28
Year ended 6/30/2011	18.01	(0.01)	6.78	6.77	(0.04)	—	(0.04)	24.74	37.63	235,301	1.33	1.33	(0.06)
Year ended 6/30/2010	13.68	0.01	4.46	4.47	(0.14)	—	(0.14)	18.01	32.67	215,231	1.35	1.35	0.03
Class C
Year ended 6/30/2014	32.39	(0.16)	8.85	8.69	(0.04)	—	(0.04)	41.04	26.84	154,222	2.01	2.01	(0.45)
Year ended 6/30/2013	23.97	(0.11)	8.53	8.42	—	—	—	32.39	35.13	62,638	2.07	2.07	(0.39)
Year ended 6/30/2012	23.20	(0.11)	0.88	0.77	—	—	—	23.97	3.32	15,072	2.10	2.10	(0.53)
Year ended 6/30/2011	16.98	(0.17)	6.39	6.22	—	—	—	23.20	36.63	35,320	2.08	2.08	(0.81)
Year ended 6/30/2010	12.99	(0.12)	4.23	4.11	(0.12)	—	(0.12)	16.98	31.67	30,317	2.10	2.10	(0.71)
Class R
Year ended 6/30/2014	35.17	0.02	9.63	9.65	(0.05)	—	(0.05)	44.77	27.47	24,693	1.51	1.51	0.05
Year ended 6/30/2013	25.92	0.03	9.25	9.28	(0.03)	—	(0.03)	35.17	35.82	9,746	1.57	1.57	0.09
Year ended 6/30/2012	24.95	0.00[3]	0.97	0.97	—	—	—	25.92	3.89	4,762	1.60	1.60	0.02
Year ended 6/30/2011	18.18	(0.07)	6.85	6.78	(0.01)	—	(0.01)	24.95	37.32	6,215	1.58	1.58	(0.30)
Year ended 6/30/2010	13.82	(0.04)	4.51	4.47	(0.11)	—	(0.11)	18.18	32.36	5,519	1.60	1.60	(0.23)

	Year Ended June 30,
	2014	2013	2012	2011	2010
Portfolio turnover rate	55%	66%	72%	62%	67%

		Income (loss) from investment operations			Dividends and distributions						Ratios to Average Net Assets
Small Cap Value Fund	Net asset value, beginning of year	Net investment income (loss)[1]	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total distributions	Net asset value, end of year	Total return[2]	Net assets, end of year (in thousands)	Expenses, net of reimbursement/ waiver	Expenses, before reimbursement/ waiver	Net investment income (loss)
Class I
Year ended 6/30/2014	$54.84	$0.13	$16.83	$16.96	$(0.20)	$(4.98)	$(5.18)	$66.62	32.40%	$785,915	0.99%	0.99%	0.21%
Year ended 6/30/2013	41.83	0.32	12.96	13.28	(0.27)	—	(0.27)	54.84	31.88	452,702	1.03	1.03	0.67
Year ended 6/30/2012	43.90	0.29	(2.36)	(2.07)	—	—	—	41.83	–4.72	296,436	1.09	1.09	0.73
Year ended 6/30/2011	31.33	(0.05)	12.68	12.63	(0.06)	—	(0.06)	43.90	40.29	254,187	1.08	1.08	(0.13)
Year ended 6/30/2010	21.15	0.07	10.28	10.35	(0.17)	—	(0.17)	31.33	49.02	165,348	1.14	1.14	0.23
Class A
Year ended 6/30/2014	54.67	(0.02)	16.75	16.73	(0.16)	(4.98)	(5.14)	66.26	32.06	204,205	1.24	1.24	(0.04)
Year ended 6/30/2013	41.67	0.21	12.91	13.12	(0.12)	—	(0.12)	54.67	31.55	103,329	1.28	1.28	0.43
Year ended 6/30/2012	43.84	0.15	(2.32)	(2.17)	—	—	—	41.67	–4.95	39,803	1.34	1.34	0.39
Year ended 6/30/2011	31.34	(0.15)	12.68	12.53	(0.03)	—	(0.03)	43.84	39.94	64,100	1.33	1.33	(0.39)
Year ended 6/30/2010	21.18	0.00[3]	10.30	10.30	(0.14)	—	(0.14)	31.34	48.70	47,007	1.39	1.39	(0.01)
Class C
Year ended 6/30/2014	49.40	(0.43)	15.04	14.61	(0.04)	(4.98)	(5.02)	58.99	31.09	43,161	1.99	1.99	(0.79)
Year ended 6/30/2013	37.84	(0.14)	11.70	11.56	—	—	—	49.40	30.55	28,745	2.03	2.03	(0.31)
Year ended 6/30/2012	40.11	(0.10)	(2.17)	(2.27)	—	—	—	37.84	–5.66	10,970	2.09	2.09	(0.29)
Year ended 6/30/2011	28.87	(0.42)	11.66	11.24	—	—	—	40.11	38.93	11,727	2.08	2.08	(1.14)
Year ended 6/30/2010	19.65	(0.22)	9.56	9.34	(0.12)	—	(0.12)	28.87	47.56	4,278	2.14	2.14	(0.77)

	Year Ended June 30,
	2014	2013	2012	2011	2010
Portfolio turnover rate	43%	35%	37%	54%	93%

1  Net investment income (loss) per share has been calculated based on average shares outstanding during the period.

2  Total returns exclude the effects of sales charges. The Fund's investment advisor may have waived a portion of its advisory fee and/or reimbursed a portion of the Fund's expenses. Without such waiver and/or reimbursement, the Fund's performance would have been lower.

3  Amount is less than $0.005.

The accompanying notes are an integral part of these financial statements.

Financial Highlights

The following per share data and ratios have been derived from information provided in the financial statements.

		Income from investment operations			Dividends and distributions						Ratios to Average Net Assets
Global Value Fund	Net asset value, beginning of period	Net investment income[1]	Net gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total distributions	Net asset value, end of period	Total return[2]	Net assets, end of period (in thousands)	Expenses, net of reimbursement/ waiver	Expenses, before reimbursement/ waiver	Net investment income
Class I
Year ended 6/30/2014	$11.49	$0.41	$2.45	$2.86	$(0.17)	$(0.87)	$(1.04)	$13.31	25.98%	$3,867	1.10%	6.26%	3.29%
Period from 12/31/2012[3] to 6/30/2013	10.00	0.12	1.37	1.49	—	—	—	11.49	14.90	2,024	1.10[4]	11.75[4]	2.22[4]
Class A
Period from 8/30/2013[3] to 6/30/2014	11.85	0.34	2.13	2.47	(0.16)	(0.87)	(1.03)	13.29	21.88	137	1.35[4]	6.58[4]	3.21[4]

	Year Ended June 30, 2014	Period December 31, 2012[3] through June 30, 2013
Portfolio turnover rate	52%	38%

		Income (loss) from investment operations			Dividends and distributions						Ratios to Average Net Assets
Value Opportunities Fund	Net asset value, beginning of year	Net investment income (loss)[1]	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total distributions	Net asset value, end of year	Total return[2]	Net assets, end of year (in thousands)	Expenses, net of reimbursement/ waiver	Expenses, before reimbursement/ waiver	Net investment income (loss)
Class I
Year ended 6/30/2014	$25.46	$0.35	$5.91	$6.26	$(0.23)	$(1.61)	$(1.84)	$29.88	25.67%	$265,138	0.99%	0.99%	1.25%
Year ended 6/30/2013	20.44	0.34	6.00	6.34	(0.38)	(0.94)	(1.32)	25.46	32.28	105,332	1.03	1.03	1.45
Year ended 6/30/2012	21.12	0.33	(0.48)	(0.15)	(0.14)	(0.39)	(0.53)	20.44	–0.20	41,079	1.10	1.10	1.73
Year ended 6/30/2011	14.96	0.14	6.24	6.38	(0.22)	—	(0.22)	21.12	42.81	39,014	1.11	1.11	0.74
Year ended 6/30/2010	10.99	0.17	4.08	4.25	(0.28)	—	(0.28)	14.96	38.72	24,073	1.15	1.15	1.12
Class A
Year ended 6/30/2014	25.48	0.25	5.94	6.19	(0.18)	(1.61)	(1.79)	29.88	25.34	165,608	1.24	1.24	0.91
Year ended 6/30/2013	20.46	0.28	6.01	6.29	(0.33)	(0.94)	(1.27)	25.48	31.98	103,822	1.28	1.28	1.22
Year ended 6/30/2012	21.12	0.28	(0.47)	(0.19)	(0.08)	(0.39)	(0.47)	20.46	–0.45	32,022	1.35	1.35	1.45
Year ended 6/30/2011	14.98	0.11	6.22	6.33	(0.19)	—	(0.19)	21.12	42.40	34,908	1.36	1.36	0.58
Year ended 6/30/2010	11.01	0.13	4.09	4.22	(0.25)	—	(0.25)	14.98	38.43	21,794	1.40	1.40	0.87
Class C
Year ended 6/30/2014	24.28	0.04	5.65	5.69	(0.05)	(1.61)	(1.66)	28.31	24.44	52,042	1.99	1.99	0.17
Year ended 6/30/2013	19.50	0.10	5.73	5.83	(0.11)	(0.94)	(1.05)	24.28	30.97	24,728	2.03	2.03	0.44
Year ended 6/30/2012	20.21	0.13	(0.45)	(0.32)	—	(0.39)	(0.39)	19.50	–1.22	11,308	2.10	2.10	0.69
Year ended 6/30/2011	14.40	(0.05)	5.99	5.94	(0.13)	—	(0.13)	20.21	41.35	12,160	2.11	2.11	(0.26)
Year ended 6/30/2010	10.61	0.01	3.95	3.96	(0.17)	—	(0.17)	14.40	37.38	7,288	2.15	2.15	0.10

	Year Ended June 30,
	2014	2013	2012	2011	2010
Portfolio turnover rate	45%	98%	123%	137%	166%

1  Net investment income (loss) per share has been calculated based on average shares outstanding during the period.

2  Total returns exclude the effects of sales charges. The Fund's investment advisor may have waived a portion of its advisory fee and/or reimbursed a portion of the Fund's expenses. Without such waiver and/or reimbursement, the Fund's performance would have been lower. Returns for periods less than one year are not annualized.

3  Commencement of operations.

4  Annualized.

The accompanying notes are an integral part of these financial statements.

Financial Highlights

The following per share data and ratios have been derived from information provided in the financial statements.

		Income from investment operations			Dividends and distributions						Ratios to Average Net Assets
Capital Income Fund	Net asset value, beginning of period	Net investment income[1]	Net gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total distributions	Net asset value, end of period	Total return[2]	Net assets, end of period (in thousands)	Expenses, net of reimbursement/ waiver	Expenses, before reimbursement/ waiver	Net investment income
Class I
Year ended 6/30/2014	$11.83	$0.57	$1.64	$2.21	$(0.51)	$(0.68)	$(1.19)	$12.85	19.71%	$21,399	0.80%	1.34%	4.61%
Year ended 6/30/2013	10.57	0.51	1.38	1.89	(0.50)	(0.13)	(0.63)	11.83	18.45	11,348	0.80	1.85	4.51
Year ended 6/30/2012	10.37	0.51	0.25	0.76	(0.48)	(0.08)	(0.56)	10.57	7.76	8,588	0.80	2.81	5.06
Period from 12/31/2010[3] to 6/30/2011	10.00	0.24	0.35	0.59	(0.22)	—	(0.22)	10.37	5.90	7,765	0.80[4]	3.75[4]	4.60[4]
Class A
Year ended 6/30/2014	12.18	0.61	1.61	2.22	(0.48)	(0.68)	(1.16)	13.24	19.17	47,872	1.05	1.51	4.76
Year ended 6/30/2013	10.67	0.50	1.61	2.11	(0.47)	(0.13)	(0.60)	12.18	20.34	13,782	1.05	1.99	4.31
Year ended 6/30/2012	10.38	0.51	0.32	0.83	(0.46)	(0.08)	(0.54)	10.67	8.37	333	1.05	3.06	4.93
Period from 2/28/2011[3] to 6/30/2011	10.34	0.15	0.03	0.18	(0.14)	—	(0.14)	10.38	1.74	82	1.05[4]	4.12[4]	4.31[4]

	Year Ended June 30,			Period December 31, 2010[3]
	2014	2013	2012	through June 30, 2011
Portfolio turnover rate	53%	65%	38%	39%

		Income (loss) from investment operations			Dividends and distributions						Ratios to Average Net Assets
High Yield Fund	Net asset value, beginning of period	Net investment income[1]	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total distributions	Net asset value, end of period	Total return[2]	Net assets, end of period (in thousands)	Expenses, net of reimbursement/ waiver	Expenses, before reimbursement/ waiver	Net investment income
Class I
Year ended 6/30/2014	$12.83	$0.76	$0.67	$1.43	$(0.76)	$(0.13)	$(0.89)	$13.37	11.51%	$1,127,080	0.70%	0.75%	5.82%
Year ended 6/30/2013	12.28	0.80	0.61	1.41	(0.81)	(0.05)	(0.86)	12.83	11.70	686,718	0.70	0.75	6.23
Year ended 6/30/2012	12.79	0.94	(0.25)	0.69	(0.95)	(0.25)	(1.20)	12.28	6.02	426,041	0.70	0.76	7.76
Year ended 6/30/2011	12.01	0.92	1.23	2.15	(0.93)	(0.44)	(1.37)	12.79	18.45	187,319	0.70	0.75	7.15
Year ended 6/30/2010	10.90	1.02	1.65	2.67	(1.03)	(0.53)	(1.56)	12.01	25.45	93,139	0.70	0.89	8.51
Class A
Year ended 6/30/2014	12.75	0.73	0.66	1.39	(0.72)	(0.13)	(0.85)	13.29	11.28	607,104	0.95	1.00	5.59
Year ended 6/30/2013	12.21	0.76	0.60	1.36	(0.77)	(0.05)	(0.82)	12.75	11.37	410,060	0.95	1.00	5.91
Year ended 6/30/2012	12.73	0.90	(0.26)	0.64	(0.91)	(0.25)	(1.17)	12.21	5.66	105,472	0.95	1.01	7.47
Year ended 6/30/2011	11.97	0.88	1.21	2.09	(0.89)	(0.44)	(1.33)	12.73	18.11	53,832	0.95	1.01	6.88
Year ended 6/30/2010	10.89	0.97	1.64	2.61	(1.00)	(0.53)	(1.53)	11.97	24.76	22,090	0.95	1.12	8.10
Class C
Year ended 6/30/2014	12.82	0.62	0.68	1.30	(0.63)	(0.13)	(0.76)	13.36	10.40	3,623	1.70	1.75	4.72
Period from 12/31/2012[3] to 6/30/2013	12.88	0.30	(0.05)	0.25	(0.31)	—	(0.31)	12.82	1.91	812	1.70[4]	1.74[4]	4.73[4]

	Year Ended June 30,
	2014	2013	2012	2011	2010
Portfolio turnover rate	51%	66%	57%	139%	175%

1  Net investment income per share has been calculated based on average shares outstanding during the period.

2  Total returns exclude the effects of sales charges. The Fund's investment advisor may have waived a portion of its advisory fee and/or reimbursed a portion of the Fund's expenses. Without such waiver and/or reimbursement, the Fund's performance would have been lower. Returns for periods less than one year are not annualized.

3  Commencement of operations.

4  Annualized.
The accompanying notes are an integral part of these financial statements.

Notes to the Financial Statements

JUNE 30, 2014

NOTE 1.

Organization. Hotchkis & Wiley Funds (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, management investment company. The Trust was organized as a Delaware statutory trust on July 23, 2001 and consists of nine series, one of which had not commenced operations as of June 30, 2014. The Hotchkis & Wiley Diversified Value Fund, the Hotchkis & Wiley Large Cap Value Fund, the Hotchkis & Wiley Mid-Cap Value Fund, the Hotchkis & Wiley Small Cap Value Fund, the Hotchkis & Wiley Global Value Fund, the Hotchkis & Wiley Capital Income Fund and the Hotchkis & Wiley High Yield Fund (collectively, the "H&W Funds") are each a diversified series and the Hotchkis & Wiley Value Opportunities Fund (together with the H&W Funds, hereafter referred to as the "Funds") is a non-diversified series of the Trust. The Trust was organized to acquire the assets and liabilities of the Mercury HW Large Cap Value Fund, the Mercury HW Mid-Cap Value Fund and the Mercury HW Small Cap Value Fund (the "Mercury HW Funds"). On February 4, 2002, the Mercury HW Funds were reorganized into the Trust through a non-taxable exchange. On August 28, 2009, the Hotchkis & Wiley Core Value Fund was renamed the Hotchkis & Wiley Diversified Value Fund and the Hotchkis & Wiley All Cap Value Fund was renamed the Hotchkis & Wiley Value Opportunities Fund.

The Large Cap Value Fund and Mid-Cap Value Fund have four classes of shares: Class I, Class A, Class C and Class R. The Diversified Value Fund, Small Cap Value Fund, Global Value Fund, Value Opportunities Fund, Capital Income Fund and High Yield Fund have three classes of shares: Class I, Class A and Class C. Class A shares are sold with a front-end sales charge. Class C shares may be subject to a contingent deferred sales charge. Class C shares are automatically converted to Class A shares approximately eight years after purchase and will then be subject to lower distribution and service fees. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class A, Class C and Class R shares bear certain expenses related to the distribution and servicing expenditures. Currently, the Global Value Fund and Capital Income Fund are not offering Class C shares to investors.

Significant Accounting Policies. The Funds' financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP"), which may require the use of management accruals and estimates. Actual results could differ from those estimates and those differences could be significant. The following is a summary of significant accounting policies followed by the Funds.

Security Valuation. Portfolio securities that are listed on a securities exchange (whether domestic or foreign) or The Nasdaq Stock Market ("NSM") (including the Nasdaq National Market and the Nasdaq Small Cap Market) are valued at the last reported sale price (or official closing price) on that day as of the close of the New York Stock Exchange (which is generally 4:00 p.m. Eastern time), or, in the absence of recorded sales, at the average between the last bid and asked quotation on such exchange or NSM. Unlisted equity securities that are not included in NSM are valued at the last sale price, or if the last sale price is unavailable, at the average of the quoted bid and asked prices in the over-the-counter market. Fixed-income securities are generally valued on the basis of quotes obtained from an approved independent pricing service but may also be valued based on reported transactions on FINRA's Trade Reporting and Compliance Engine (TRACE) or quotations provided by a broker-dealer. The pricing services may provide a price determined by a matrix pricing method or other analytical pricing models. Short-term investments which mature in 60 days or less are valued at amortized cost, which approximates fair value. Investments quoted in foreign currency are valued daily in U.S. dollars on the basis of the foreign currency exchange rate prevailing at the time of valuation. Securities and other assets for which market quotations are not readily available are valued at their fair value as determined by Hotchkis & Wiley Capital Management, LLC (the "Advisor") under guidelines established by and under the general supervision and responsibility of the Trust's Board of Trustees (the "Board"). The Board has approved the use of a third-party vendor's proprietary fair value pricing model to assist in determining current valuation for foreign securities traded in markets that close prior to the New York Stock Exchange. When fair value pricing is employed, the value of the portfolio securities used to calculate the Funds' net asset values may differ from quoted or official closing prices.

The Trust has performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determination. Various inputs are used in determining the value of each Fund's investments. These inputs are summarized in the following three broad categories:

  • Level 1 — Quoted unadjusted prices for identical instruments in active markets to which the Trust has access at the date of measurement.

  • Level 2 — Other significant observable inputs (including quoted prices for similar instruments, interest rates, current yields, credit quality, prepayment speeds for mortgage related securities, collateral for asset-backed securities, foreign security indices, foreign exchange rates, fair value estimates for foreign securities, and changes in benchmark securities indices). Level 2 inputs are those in markets for which there are few transactions, the prices are not current, little public information exists or instances where prices vary substantially over time or among brokered market makers.

  • Level 3 — Significant unobservable inputs including model derived valuations in which one or more significant inputs or significant value drivers are unobservable. Unobservable inputs are those inputs that reflect the Trust's own assumptions that market participants would use to price the asset or liability based on the best available information.

The following table presents the valuation levels of each Fund's assets as of June 30, 2014:

	Diversified Value	Large Cap Value	Mid-Cap Value	Small Cap Value
Level 1 — Quoted prices in an active market:
Common Stocks	$534,467,454	$750,441,868	$3,395,834,285	$964,817,149
Investment Companies	—	—	—	41,159,165
Money Market Funds	1,065,210	311,269	14,602,452	29,977,495
Level 2 — Other significant observable market inputs:
Common Stocks:
Energy	—	—	37,927,137	11,437,061
Time Deposits	14,952,649	9,078,974	180,634,012	101,365,378
Level 3 — Significant unobservable inputs	—	—	—	—
Total Investments	$550,485,313	$759,832,111	$3,628,997,886	$1,148,756,248
	Global Value	Value Opportunities	Capital Income	High Yield
Level 1 — Quoted prices in an active market:
Common Stocks	$2,588,079	$363,700,417	$37,312,677	$32,585,299
Investment Companies	—	972,135	—	—
Preferred Stocks	—	2,289,578	1,303,385	79,110,054
Convertible Preferred Stocks	—	—	173,601	—
Purchased Put Options	—	242,000	—	—
Warrants	—	3,122,840	11,229	1,603,491
Money Market Funds	—	47,320	—	—
Level 2 — Other significant observable market inputs:
Common Stocks:
Consumer Discretionary	241,045	8,664,683	—	—
Consumer Staples	165,997	—	—	—
Energy	50,458	1,674,876
Financials	340,605	42,888,933	—	—
Health Care	118,407	—	—	—
Industrials	299,363	24,236,322	—	—
Information Technology	87,418	16,743,482	—	—
Telecommunication Services	37,471	3,243,127	—	—
Utilities	43,532	—	—	—
Preferred Stocks:
Financials	—	751,887	—	—
Convertible Preferred Stocks:
Energy/Oil Field Equipment & Services	—	—	97,653	4,724,610
Convertible Bonds	—	—	529,193	29,552,334
Corporate Bonds	—	7,462,500	24,531,516	1,457,307,090
Asset-Backed Securities	—	—	341,415	21,942,471
Term Loans	—	—	653,073	47,658,028
Time Deposits	29,471	7,122,026	1,337,059	27,727,372
Level 3 — Significant unobservable inputs:
Common Stocks:
Consumer Discretionary/Automakers	—	—	0	0
Energy/Energy — Exploration & Production	—	—	3,302	439,205
Preferred Stocks:
Energy/Energy — Exploration & Production	—	—	15,366	2,043,921
Total Investments	$4,001,846	$483,162,126	$66,309,469	$1,704,693,875

Please refer to the Schedule of Investments for additional information regarding the composition of the amounts listed above.

There were transfers from Level 1 to Level 2 of $37,659 for the Global Value Fund using market values as of June 30, 2014. The transfers were due to securities being fair valued as a result of market movements following the close of local trading on June 30, 2014. There were transfers from Level 2 to Level 1 of $90,693 for the Global Value Fund using market values as of June 30, 2014. The transfers were due to the securities being fair valued as a result of market movements following the close of local trading at the beginning of the reporting period. There were transfers from Level 1 to Level 2 of $620,031 for the Value Opportunities Fund using market values as of June 30, 2014. The transfers were due to lack of trading volume on June 30, 2014.

There were transfers from Level 2 to Level 1 of $16,382,556 for the Value Opportunities Fund using market values as of June 30, 2014. The transfers were due to increased trading volume on June 30, 2014 and securities being fair valued as a result of market movements following the close of local trading at the beginning of the reporting period. There were no transfers into or out of Level 1 or Level 2 during the year ended June 30, 2014 for the Diversified Value Fund, Large Cap Value Fund, Mid-Cap Value Fund, Small Cap Value Fund, Capital Income Fund and High Yield Fund. Transfers between Levels are recognized at the end of the reporting period.

Commitments. Bridge loan commitments may obligate a Fund to furnish temporary financing to a borrower until permanent financing can be arranged. At June 30, 2014, the Capital Income Fund and High Yield Fund had outstanding bridge loan commitments of $375,000 and $24,550,000, respectively.

Income and Expense Allocation. Common expenses incurred by the Trust which are not allocable to a specific Fund are allocated among the Funds based upon relative net assets or evenly, depending on the nature of the expenditure. For all Funds, except the Capital Income Fund and High Yield Fund, net investment income, other than class-specific expenses, and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares of each class at the beginning of the day (after adjusting for the current day's capital share activity of the respective class). For the Capital Income Fund and High Yield Fund, net investment income, other than class-specific expenses, and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of settled shares of each class at the beginning of the day (after adjusting for the current day's capital share activity of the respective class).

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income are declared daily and paid monthly for the Capital Income Fund and High Yield Fund, declared and paid semi-annually for the Large Cap Value Fund and declared and paid annually for the Diversified Value Fund, Mid-Cap Value Fund, Small Cap Value Fund, Global Value Fund and Value Opportunities Fund. Distributions of net realized capital gains, if any, will be declared and paid at least annually.

Security Transactions and Investment Income. Security and shareholder transactions are recorded on trade date. Realized gains and losses on sales of investments are calculated on the specifically identified cost basis of the securities. Dividend income, less foreign taxes withheld, if any, are recorded on the ex-dividend date. Interest income is recognized on the accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security using the effective yield method. Return of capital distributions received from real estate investment trust ("REIT") securities are recorded as an adjustment to the cost of the security and thus may impact unrealized gains or losses on the security.

Securities purchased or sold on a when-issued, delayed delivery or forward commitment basis may have extended settlement periods. The value of the security purchased is subject to market fluctuations during this period. The Funds will segregate or "earmark" liquid assets until the settlement date or otherwise cover their position in an amount sufficient to meet the Funds' obligations.

Foreign Currency Transactions. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Funds isolate the portion of realized gains or losses resulting from changes in foreign exchange rates on securities from the fluctuations arising from changes in market prices of securities held. Reported net realized foreign exchange gains or losses arise from sales of securities, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds' books and the U.S. dollar equivalent of the amounts actually received or paid.

Payment In-Kind Securities. Certain Funds may invest in payment in-kind securities. Payment in-kind securities give the issuer the option at each interest payment date of making interest payments in either cash or additional debt securities. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a dirty price) and may require a pro-rata adjustment to interest receivable from the unrealized appreciation or depreciation of securities on the Statements of Assets & Liabilities.

Restricted and Illiquid Securities. The Funds may invest in securities that are subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration. An illiquid security is a security which cannot be disposed of promptly (within seven days) and in the usual course of business at approximately its fair value and includes repurchase agreements maturing in excess of seven days, time deposits with a withdrawal penalty, non-negotiable instruments and instruments for which no market exists. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

Options. The Funds are subject to equity price risk in the normal course of pursuing their investment objectives. The Funds may purchase put options on securities to protect holdings in an underlying or related security against a substantial decline in market value. The Funds may purchase call options on securities and security indexes. A Fund may write a call or put option only if the option is "covered" by the Fund holding a position in the underlying securities or by other means which would permit immediate satisfaction of the Fund's obligation as writer of the option. Prior to exercise or expiration, an option may be closed by an offsetting purchase or sale of an option of the same series. The purchase and writing of options involves certain risks. If a put or call option purchased by a Fund is not sold when it has remaining value, and if the market price of the underlying security, in the case of a put, remains equal to or greater than the exercise price or, in the case of a call, remains less than or equal to the exercise price, the Fund will lose its entire investment in the option. There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. Furthermore, if trading restrictions or suspensions are imposed on the options markets, the Fund may be unable to close out a position. With options, there is minimal counterparty risk to the Funds since options are exchange traded and the exchange's clearinghouse, as counterparty to all exchange traded options, guarantees the options against default.

When a Fund purchases a put or call option, an amount equal to the premium paid is included on the Statements of Assets & Liabilities as an investment, and is subsequently adjusted to reflect the fair market value of the option. If an option expires on the stipulated expiration date or if the Fund enters into a closing sale transaction, a gain or loss is realized. If the Fund exercises a put option, a gain or loss is realized from the sale of the underlying security, and the proceeds from such sale are decreased by the premium originally paid. If the Fund exercises a call option, the cost of the security acquired is increased by the premium paid for the call.

Credit Default Swap Contracts. The High Yield Fund may enter into credit default swap agreements for purposes of attempting to obtain a particular desired return at a lower cost to the Fund than if the Fund had invested directly in an instrument that yielded the desired return. The buyer in a credit default swap is obligated to pay the seller a periodic stream of payments over the term of the contract provided no event of default on an underlying reference obligation has occurred. In the event of default, the seller must pay the buyer the full notional amount ("par value") of the underlying reference obligation in exchange for the underlying reference obligation. Credit default swaps involve greater risks than if the Fund invested in the reference obligation directly. In addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty risk and credit risk. The Fund's maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk is mitigated by having a master netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund's exposure to the counterparty.

The High Yield Fund is party to an International Swap Dealers Association, Inc. Master Agreement ("ISDA Master Agreement") with JPMorgan Chase Bank, N.A. that governs transactions, such as over-the-counter swap contracts, entered into by the Fund and the counterparty. The ISDA Master Agreement contains provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle the counterparty to elect to terminate early and cause settlement of all outstanding transactions under the ISDA Master Agreement.

Upon entering into swap agreements, the High Yield Fund will either receive or pay an upfront payment based upon the difference between the current principal amount and the notional amount of the swap and whether the Fund is buying or selling protection. Upfront payments that are received are recorded as liabilities while upfront payments paid are recorded as assets. These payments remain on the books until the swap contract is closed. When entering into credit default swaps, the Fund will either deliver collateral to the counterparty or the counterparty will deliver collateral to the Fund. The amount of this collateral is calculated based upon the notional value and the current price of the swap. In the event of default, the Fund has recourse against any collateral posted to it by the counterparty. When entering into swap agreements as a seller, the notional amounts would be partially offset by any recovery values of the respective reference obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same reference entity. Unrealized appreciation or depreciation is recorded daily as the difference between the prior day and current day closing price.

The High Yield Fund did not enter into any credit default swap contracts during the year ended June 30, 2014.

Derivative Instruments. The Funds have adopted authoritative standards regarding disclosures about derivatives and how they affect the Funds' Statements of Assets & Liabilities and Statements of Operations.

The following is a summary of the location of derivative instruments on the Funds' Statements of Assets & Liabilities as of June 30, 2014:

Derivative Type	Asset Derivatives
Equity Contracts:
Purchased Put Options	Long-term investments

The following is a summary of the Funds' derivative instrument holdings categorized by primary risk exposure as of June 30, 2014:

Asset Derivatives

Value Opportunities
Equity Contracts:
Purchased Put Options	$242,000

The following is a summary of the Funds' realized gains (losses) and change in unrealized appreciation (depreciation) on derivative instruments recognized in the Statements of Operations categorized by primary risk exposure for the year ended June 30, 2014:

Realized Gains (Losses) on Derivatives

Value Opportunities
Equity Contracts:
Purchased Put Options	$(57,802	)*

* Included with net realized gains from sales of unaffiliated issuers.

Change in Unrealized Appreciation (Depreciation) on Derivatives

Value Opportunities
Equity Contracts:
Purchased Put Options	$(1,177,273	)*

* Included with net change in unrealized appreciation of securities and foreign currency transactions.

The following is a summary of the Funds' average quarterly balance of outstanding derivative instruments categorized by primary risk exposure for the year ended June 30, 2014:

Average Quarterly Balance of Outstanding Derivatives

Value Opportunities
Equity Contracts:
Average Number of Contracts — Purchased Put Options	2,050
Average Market Value — Purchased Put Options	$1,166,070

Offsetting Assets and Liabilities. The Funds are subject to various master netting arrangements, which govern the terms of certain transactions with counterparties. The arrangements allow the Funds to close out and net their total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single agreement with a counterparty.

The following is a summary of the arrangements subject to offsetting as of June 30, 2014:

				Gross Amounts Not Offset in the Statements of Assets & Liabilities
Liabilities	Gross Amounts	Gross Amounts Offset in the Statements of Assets & Liabilities	Net Amounts Presented in the Statements of Assets & Liabilities	Financial Instruments	Collateral Pledged	Net Amount
Securities Lending:
Diversified Value	$1,065,210	$—	$1,065,210	$1,065,210	$—	$—
Large Cap Value	311,269	—	311,269	311,269	—	—
Mid-Cap Value	14,602,452	—	14,602,452	14,602,452	—	—
Small Cap Value	29,977,495	—	29,977,495	29,977,495	—	—
Value Opportunities	47,320	—	47,320	47,320	—	—

NOTE 2.

Fees and Transactions with Affiliates. The Trust has entered into Investment Advisory Agreements for each of the Funds with the Advisor, with which the officers and a Trustee of the Trust are affiliated. The Advisor is a limited liability company, the primary members of which are HWCap Holdings, a limited liability company with members who are current and former employees of the Advisor, and Stephens - H&W, LLC, a limited liability company whose primary member is SF Holding Corp., which is a diversified holding company. The Advisor is responsible for the management of the Funds' investments and provides the personnel, facilities, equipment and certain other services necessary to the operations of each Fund. The Advisor receives a fee, computed daily and payable monthly, at the annual rates presented below as applied to each Fund's daily net assets. The Advisor has contractually agreed to waive fees or reimburse regular operating expenses in excess of the annual rates presented below as applied to such Fund's daily net assets through October 31, 2015.

	Diversified Value	Large Cap Value	Mid-Cap Value	Small Cap Value	Global Value	Value Opportunities	Capital Income	High Yield
Annual Advisory Fee Rate	0.75%[1]	0.75%[1]	0.75%[1]	0.75%	0.80%	0.75%	0.65%	0.55%
Annual cap on expenses — Class I	0.95%	1.05%	1.15%	1.25%	1.10%	1.25%	0.80%	0.70%
Annual cap on expenses — Class A	1.20%	1.30%	1.40%	1.50%	1.35%	1.50%	1.05%	0.95%
Annual cap on expenses — Class C	1.95%	2.05%	2.15%	2.25%	2.10%	2.25%	1.80%	1.70%
Annual cap on expenses — Class R	N/A	1.55%	1.65%	N/A	N/A	N/A	N/A	N/A

1 The Annual Advisory Fee Rate is 0.75% for the first $5 billion in assets, 0.65% for the next $5 billion in assets and 0.60% for assets over $10 billion.

Quasar Distributors, LLC is the principal underwriter and distributor for the shares of the Funds ("Quasar" or the "Distributor"). The Distributor is affiliated with the Funds' transfer agent, fund accountant and administrator, U.S. Bancorp Fund Services, LLC. Pursuant to the Distribution Plan adopted by the Trust in accordance with Rule 12b-1 under the 1940 Act, the Funds pay the Distributor ongoing distribution and service fees. The fees are accrued daily at the annual rates based upon the average daily net assets of the shares as follows:

Distribution and Service Fee
Class A	0.25%
Class C	1.00%
Class R	0.50%

Pursuant to separate agreements with the Distributor, selected dealers and other financial intermediaries also provide distribution services to the Funds. The ongoing distribution and service fee compensates the Distributor and selected dealers for providing distribution-related and shareholder services to Class A, Class C and Class R shareholders.

Certain selected dealers and other financial intermediaries charge a fee for shareholder accounting services and administrative services that they provide to the Funds on behalf of certain shareholders; the portion of this fee paid by the Funds is included within "Transfer agent fees and expenses" in the Statements of Operations.

Stephens Inc. is an affiliated broker-dealer of the Funds. For the year ended June 30, 2014, Stephens Inc. received the following amounts of front-end sales charges for Class A shares:

Diversified Value	Large Cap Value	Mid-Cap Value	Small Cap Value	Global Value	Value Opportunities	Capital Income	High Yield
$—	$214	$6,261	$1,900	$—	$10,646	$—	$375

U.S. Bancorp Fund Services, LLC, the Funds' administrator, agreed to waive a portion of its administration and accounting fees during the Global Value Fund's first twelve months of operations.

NOTE 3.

Investments. Purchases and sales of investment securities, excluding short-term investments, for the year ended June 30, 2014 were as follows:

	Diversified Value	Large Cap Value	Mid-Cap Value	Small Cap Value	Global Value	Value Opportunities	Capital Income	High Yield
Purchases	$184,003,647	$449,161,058	$2,250,190,358	$567,831,206	$3,024,139	$326,044,131	$53,708,617	$1,255,053,058
Sales	150,922,392	395,256,115	1,512,391,659	343,681,528	1,626,043	153,521,175	17,406,147	699,405,350

The Funds did not have any purchases or sales of U.S. Government securities for the year ended June 30, 2014.

NOTE 4.

Federal Income Taxes. It is each Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and each Fund intends to distribute substantially all of its investment company net taxable income and net capital gains to shareholders. Therefore, no federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the Funds for financial reporting purposes. The Funds may utilize earnings and profits distributed to shareholders on redemptions of shares as part of the dividends paid deduction. Generally accepted accounting principles require that permanent financial reporting and tax differences be reclassified within the capital accounts.

The following information is presented on an income tax basis as of June 30, 2014:

	Diversified Value	Large Cap Value	Mid-Cap Value	Small Cap Value	Global Value	Value Opportunities	Capital Income	High Yield
Tax cost of investments	$483,035,610	$716,210,653	$2,984,900,978	$855,117,422	$3,473,454	$406,940,038	$60,750,062	$1,604,921,235
Gross unrealized appreciation	107,401,829	118,710,426	548,511,593	200,228,178	618,453	80,631,079	4,863,359	78,007,722
Gross unrealized depreciation	(55,969,985)	(84,479,211)	(99,651,149)	(37,932,225)	(119,532)	(11,578,337)	(641,011)	(5,962,454)
Net unrealized appreciation	51,431,844	34,231,215	448,860,444	162,295,953	498,921	69,052,742	4,222,348	72,045,268
Distributable ordinary income (as of 6/30/14)	12,803,931	21,716,657	15,507,469	16,870,733	151,966	3,710,228	693,278	3,150,873
Distributable long-term gains (as of 6/30/14)	—	—	203,444,316	67,308,763	110,149	15,438,543	581,582	14,239,657
Total distributable earnings	12,803,931	21,716,657	218,951,785	84,179,496	262,115	19,148,771	1,274,860	17,390,530
Other accumulated gains (losses)	(700,479,292)	(1,137,533,902)	—	(296)	50	284	(11,990)	(1,684,695)
Total accumulated gains (losses)	$(636,243,517)	$(1,081,586,030)	$667,812,229	$246,475,153	$761,086	$88,201,797	$5,485,218	$87,751,103

As of the close of business on December 31, 2010, in exchange for shares the Advisor transferred assets valued at $3,298,650 to the Capital Income Fund. As a result of the tax-deferred transfers, the Capital Income Fund acquired $30,179 of unrealized appreciation for tax purposes. As of June 30, 2014, the Capital Income Fund held securities with $11,912 of net unrealized appreciation relating to the transfers.

As of the close of business on December 31, 2012, in exchange for shares the Advisor transferred assets valued at $1,132,946 to the Global Value Fund. As a result of the tax-deferred transfers, the Global Value Fund acquired $50,230 of unrealized appreciation for tax purposes. As of June 30, 2014, the Global Value Fund held securities with $36,042 of net unrealized appreciation relating to the transfers.

On the Statements of Assets & Liabilities, the following adjustments were made for permanent tax differences. These differences are due primarily to differing treatment for items such as paydowns, consent income, foreign currency gain/loss transactions, PFICs, redemptions in-kind and transfers in-kind.

	Paid-In Capital	Undistributed Net Investment Income (Loss)	Undistributed Net Realized Gain (Loss)
Diversified Value	$—	$114	$(114)
Large Cap Value	6,760,806	—	(6,760,806)
Mid-Cap Value	23,297,476	(95,313)	(23,202,163)
Small Cap Value	—	(49,469)	49,469
Global Value	—	5,490	(5,490)
Value Opportunities	—	(33,766)	33,766
Capital Income	—	(4,917)	4,917
High Yield	—	(744,171)	744,171

The tax components of distributions paid during the fiscal years ended June 30, 2014 and 2013, capital loss carryovers as of June 30, 2014, and tax basis late year losses as of June 30, 2014, which are not recognized for tax purposes until the first day of the following fiscal year, are:

	June 30, 2014					June 30, 2013
	Ordinary Income Distributions	Long-Term Capital Gains Distributions	Net Capital Loss Carryovers	Capital Loss Carryovers Utilized	Late Year Losses	Ordinary Income Distributions	Long-Term Capital Gains Distributions
Diversified Value	$5,434,850	$—	$(700,479,292)[1]	$33,359,494	$—	$5,634,844	$—
Large Cap Value	7,984,056	—	(1,137,533,902)[2]	78,068,795	—	12,016,314	—
Mid-Cap Value	7,653,890	—	—	182,050,303	—	5,658,174	—
Small Cap Value	21,241,525	45,475,686	—	—	—	2,052,328	—
Global Value*	163,376	59,905	—	—	—	—	—
Value Opportunities	11,464,397	8,548,334	—	—	—	3,829,055	2,430,096
Capital Income	1,996,888	585,393	—	—	—	803,220	127,849
High Yield	86,349,686	8,682,719	—	—	—	53,317,108	386,023

* The Fund commenced operations on December 31, 2012.

1  $458,942,031 expires on 6/30/2017 and $241,537,261 expires on 6/30/2018.

2  $674,684,050 expires on 6/30/2017, $442,596,438 expires on 6/30/2018 and $20,253,414 is long-term with no expiration.

As of and during the year ended June 30, 2014, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. During the year ended June 30, 2014, the Funds did not incur any interest or penalties. The tax years ended June 30, 2011 through June 30, 2014 remain open and subject to examination by tax jurisdictions.

NOTE 5.

Capital Share Transactions. Transactions in capital shares for each class were as follows:

	Sales		Reinvestment of dividends and distributions		Redemptions		Net increase (decrease)
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Year Ended June 30, 2014
Diversified Value Fund
Class I	7,744,855	$109,380,942	355,404	$4,858,367	(6,078,279)	$(84,688,097)	2,021,980	$29,551,212
Class A	1,428,704	20,377,139	16,116	221,112	(431,099)	(6,148,279)	1,013,721	14,449,972
Class C	159,950	2,292,863	2,404	32,478	(827,659)	(11,448,396)	(665,305)	(9,123,055)
Total net increase (decrease)	9,333,509	132,050,944	373,924	5,111,957	(7,337,037)	(102,284,772)	2,370,396	34,878,129

	Sales		Reinvestment of dividends and distributions		Redemptions		Net increase (decrease)
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Year Ended June 30, 2014
Large Cap Value Fund
Class I#	5,749,044	$139,610,226	240,030	$5,467,702	(5,457,112)	$(132,675,487)	531,962	$12,402,441
Class A	9,882,786	236,147,761	79,926	1,820,889	(8,894,700)	(226,227,261)	1,068,012	11,741,389
Class C	825,187	20,438,064	—	—	(234,290)	(5,206,458)	590,897	15,231,606
Class R	131,904	3,230,512	2,719	61,986	(135,322)	(3,296,728)	(699)	(4,230)
Total net increase (decrease)	16,588,921	399,426,563	322,675	7,350,577	(14,721,424)	(367,405,934)	2,190,172	39,371,206
Mid-Cap Value Fund
Class I+	21,696,406	871,718,154	146,545	5,713,799	(11,553,595)	(458,599,113)	10,289,356	418,832,840
Class A	13,471,669	527,734,790	26,702	1,029,893	(5,792,950)	(231,877,240)	7,705,421	296,887,443
Class C	2,236,257	80,275,539	1,722	61,387	(413,830)	(15,332,771)	1,824,149	65,004,155
Class R	407,203	16,150,512	328	12,716	(133,076)	(5,454,447)	274,455	10,708,781
Total net increase (decrease)	37,811,535	1,495,878,995	175,297	6,817,795	(17,893,451)	(711,263,571)	20,093,381	791,433,219
Small Cap Value Fund
Class I	5,098,049	314,352,463	470,827	27,129,048	(2,026,594)	(122,912,360)	3,542,282	218,569,151
Class A	1,904,596	113,780,688	172,679	9,910,020	(885,511)	(53,985,558)	1,191,764	69,705,150
Class C	255,485	13,599,999	38,776	1,989,199	(144,442)	(7,887,690)	149,819	7,701,508
Total net increase (decrease)	7,258,130	441,733,150	682,282	39,028,267	(3,056,547)	(184,785,608)	4,883,865	295,975,809
Global Value Fund^
Class I	96,113	1,186,409	18,286	217,239	(5)	(57)	114,394	1,403,591
Class A*	14,418	177,759	509	6,042	(4,639)	(59,304)	10,288	124,497
Total net increase (decrease)	110,531	1,364,168	18,795	223,281	(4,644)	(59,361)	124,682	1,528,088
Value Opportunities Fund
Class I	6,194,679	171,363,951	257,248	6,693,591	(1,714,640)	(46,620,103)	4,737,287	131,437,439
Class A	3,040,252	83,179,115	271,861	7,081,981	(1,844,426)	(50,639,664)	1,467,687	39,621,432
Class C	948,954	24,833,474	63,510	1,573,783	(192,233)	(4,971,988)	820,231	21,435,269
Total net increase (decrease)	10,183,885	279,376,540	592,619	15,349,355	(3,751,299)	(102,231,755)	7,025,205	192,494,140
Capital Income Fund
Class I	695,228	8,753,519	88,601	1,069,520	(77,827)	(972,432)	706,002	8,850,607
Class A	3,016,388	38,848,961	105,366	1,315,164	(636,055)	(8,002,381)	2,485,699	32,161,744
Total net increase (decrease)	3,711,616	47,602,480	193,967	2,384,684	(713,882)	(8,974,813)	3,191,701	41,012,351
High Yield Fund
Class I	61,610,168	808,808,659	2,841,519	37,371,762	(33,689,737)	(442,645,361)	30,761,950	403,535,060
Class A	23,547,659	307,102,686	2,407,130	31,417,283	(12,433,132)	(162,023,620)	13,521,657	176,496,349
Class C	228,350	3,000,722	3,904	51,262	(24,458)	(323,033)	207,796	2,728,951
Total net increase (decrease)	85,386,177	1,118,912,067	5,252,553	68,840,307	(46,147,327)	(604,992,014)	44,491,403	582,760,360
Year Ended June 30, 2013
Diversified Value Fund
Class I	6,471,116	72,259,012	488,180	5,057,545	(10,261,980)	(116,009,525)	(3,302,684)	(38,692,968)
Class A	185,071	2,068,771	18,221	189,858	(922,077)	(9,819,624)	(718,785)	(7,560,995)
Class C	16,745	188,155	6,701	68,816	(308,056)	(3,386,514)	(284,610)	(3,129,543)
Total net increase (decrease)	6,672,932	74,515,938	513,102	5,316,219	(11,492,113)	(129,215,663)	(4,306,079)	(49,383,506)

	Sales		Reinvestment of dividends and distributions		Redemptions		Net increase (decrease)
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Year Ended June 30, 2013
Large Cap Value Fund
Class I	3,144,779	$59,110,547	475,977	$8,056,466	(4,203,790)	$(76,654,368)	(583,034)	$(9,487,355)
Class A	1,720,129	32,846,375	157,478	2,644,346	(3,847,739)	(69,308,071)	(1,970,132)	(33,817,350)
Class C	59,382	1,125,919	8,054	132,128	(1,135,423)	(20,864,500)	(1,067,987)	(19,606,453)
Class R	104,162	2,007,621	8,024	135,124	(308,479)	(5,596,900)	(196,293)	(3,454,155)
Total net increase (decrease)	5,028,452	95,090,462	649,533	10,968,064	(9,495,431)	(172,423,839)	(3,817,446)	(66,365,313)
Mid-Cap Value Fund
Class I	14,314,188	446,529,217	178,009	5,005,616	(9,161,030)	(274,963,950)	5,331,167	176,570,883
Class A	6,370,401	199,939,977	11,618	323,681	(3,178,760)	(92,657,220)	3,203,259	107,606,438
Class C	1,506,613	44,515,181	—	—	(201,735)	(5,462,343)	1,304,878	39,052,838
Class R	188,039	5,803,409	116	3,239	(94,760)	(2,851,148)	93,395	2,955,500
Total net increase (decrease)	22,379,241	696,787,784	189,743	5,332,536	(12,636,285)	(375,934,661)	9,932,699	326,185,659
Small Cap Value Fund
Class I	2,806,490	137,041,351	23,403	1,042,119	(1,661,079)	(79,873,758)	1,168,814	58,209,712
Class A	1,320,718	66,218,822	1,804	80,202	(387,537)	(18,635,975)	934,985	47,663,049
Class C	353,686	15,899,756	—	—	(61,767)	(2,702,341)	291,919	13,197,415
Total net increase (decrease)	4,480,894	219,159,929	25,207	1,122,321	(2,110,383)	(101,212,074)	2,395,718	119,070,176
Global Value Fund^
Class I**	176,148	1,765,198	—	—	—	—	176,148	1,765,198
Total net increase	176,148	1,765,198	—	—	—	—	176,148	1,765,198
Value Opportunities Fund
Class I	2,367,559	56,521,333	119,702	2,524,516	(359,895)	(8,382,773)	2,127,366	50,663,076
Class A	3,072,499	72,103,090	97,497	2,060,109	(660,704)	(15,107,189)	2,509,292	59,056,010
Class C	664,228	14,982,804	20,205	408,539	(246,114)	(5,397,763)	438,319	9,993,580
Total net increase (decrease)	6,104,286	143,607,227	237,404	4,993,164	(1,266,713)	(28,887,725)	5,074,977	119,712,666
Capital Income Fund
Class I	181,207	2,090,478	44,816	498,973	(79,623)	(926,634)	146,400	1,662,817
Class A	1,569,636	18,047,082	32,580	377,198	(502,104)	(5,779,273)	1,100,112	12,645,007
Total net increase (decrease)	1,750,843	20,137,560	77,396	876,171	(581,727)	(6,705,907)	1,246,512	14,307,824
High Yield Fund
Class I	40,995,362	526,715,718	1,698,071	21,866,166	(23,852,918)	(307,769,702)	18,840,515	240,812,182
Class A	27,968,727	360,792,431	1,091,186	14,032,120	(5,537,001)	(71,257,276)	23,522,912	303,567,275
Class C**	74,728	972,593	680	8,878	(12,078)	(157,098)	63,330	824,373
Total net increase (decrease)	69,038,817	888,480,742	2,789,937	35,907,164	(29,401,997)	(379,184,076)	42,426,757	545,203,830

#  Includes an in-kind redemption which resulted in a realized gain of $6,824,859.

+  Includes an in-kind redemption which resulted in a realized gain of $23,556,811.

*  For the period August 30, 2013 (commencement of operations) to June 30, 2014.

**  For the period December 31, 2012 (commencement of operations) to June 30, 2013.

^  The Global Value Fund had a single shareholder, HW Atlas LLC, which individually held 41.0% of the total shares outstanding as of June 30, 2014 and 64.4% of the total shares outstanding as of June 30, 2013.

NOTE 6.

Investments in Affiliated Issuers. An issuer in which a Fund's holdings represent 5% or more of the outstanding voting securities of the issuer is an "affiliated" issuer as defined in the 1940 Act. A schedule of each Fund's investments in securities of affiliated issuers held during the year ended June 30, 2014, is set forth below:

Mid-Cap Value Fund

Issuer Name	Share Balance At July 1, 2013	Additions	Reductions	Share Balance At June 30, 2014	Dividend Income	Value At June 30, 2014
PHH Corporation	2,341,300	964,200	177,500	3,128,000	$—	$71,881,440
Valassis Communications, Inc.+	2,722,200	150,200	2,872,400	—	1,560,292	—
					$1,560,292

+ Issuer was not an affiliate as of June 30, 2014.

Small Cap Value Fund

Issuer Name	Share Balance At July 1, 2013	Additions	Reductions	Share Balance At June 30, 2014	Dividend Income	Value At June 30, 2014
Hudson Global, Inc.	2,171,800	94,900	—	2,266,700	$—	$8,908,131
Miller Industries, Inc.	768,300	37,500	—	805,800	458,592	16,583,364
Overhill Farms, Inc. +	982,900	—	982,900	—	—	—
					$458,592

+ Issuer was not an affiliate as of June 30, 2014.

NOTE 7.

Securities Lending. Effective December 2007, the Funds entered into a securities lending arrangement with Brown Brothers Harriman & Co. (the "Custodian"). Under the securities lending agreement, the Custodian is authorized to loan securities on behalf of the Funds to approved brokers. In exchange, the Funds receive cash collateral in the amount of at least 102% of the value of the securities loaned plus accrued interest. The total market value of securities on loan for each Fund is disclosed on the Schedule of Investments. The cash collateral is invested in short-term instruments as noted on the Schedule of Investments. Income earned from these investments is included in "Securities on loan" on the Statements of Operations and is allocated to each Fund based on each Fund's proportion of the total cash collateral received. Securities lending involves counterparty risks, including the risk that the loaned securities may not be returned in a timely manner or at all. Subject to certain conditions, the Custodian has agreed to indemnify the Funds from losses resulting from a borrower's failure to return a loaned security. In addition, the Funds bear the risk of loss associated with the investment of cash collateral received.

A portion of the income generated by the investment of the collateral, net of any rebates paid by the Custodian to borrowers, is remitted to the Custodian as lending agent, and the remainder is paid to the applicable Fund.

NOTE 8.

Indemnifications. Under the Trust's organizational documents and indemnification agreements between each independent Trustee and the Trust, its officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Funds. In addition, in the normal course of business the Trust enters into contracts that contain a variety of representations and warranties, which provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds. However, based on experience, the Funds expect the risk of loss to be remote.

NOTE 9.

Risk Factors. Investing in a Fund may involve certain risks including, but not limited to, those described below.

Lower rated debt securities generally have higher rates of interest and involve greater risk of default or price changes due to changes in the issuer's creditworthiness than higher rated debt securities. The market prices of these securities may fluctuate more than higher quality securities and may decline significantly in periods of general economic difficulty. There may be little trading in the secondary market for particular debt securities, which may make them more difficult to value or sell.

The prices of, and the income generated by, most debt securities held by a Fund may be affected by changing interest rates and by changes in the effective maturities and credit ratings of these securities. For example, the prices of debt securities in a Fund's portfolio generally will decline when interest rates rise and increase when interest rates fall. In addition, falling interest rates may cause an issuer to redeem, "call" or refinance a security before its stated maturity, which may result in the Fund having to reinvest the proceeds in lower yielding securities. Debt securities are also subject to credit risk, which is the possibility that the credit strength of an issuer will weaken and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. Longer maturity debt securities generally have higher rates of interest and may be subject to greater price fluctuations than shorter maturity debt securities.

The prices of, and the income generated by, the common stocks and other equity securities held by a Fund may decline in response to certain events taking place around the world, including those directly involving the issuers whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; governmental or governmental agency responses to economic conditions; and currency, interest rate and commodity price fluctuations.

Certain funds, accounts, individuals or affiliates may from time to time own (beneficially or of record) or control a significant percentage of a Fund's shares. Redemptions by these entities of their holdings in the Fund may impact the Fund's liquidity and net asset value ("NAV"). These redemptions may also force the Fund to sell securities.

NOTE 10.

New Accounting Pronouncement. In June 2014, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update ("ASU") No. 2014-11 "Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures." ASU No. 2014-11 requires repurchase-to-maturity transactions and repurchase agreements executed as repurchase financings to be accounted for as secured borrowings. In addition, ASU No. 2014-11 eliminates sale accounting for repurchase-to-maturity transactions and supersedes the guidance under which a transfer of a financial asset and a contemporaneous repurchase financing could be accounted for on a combined basis as a forward agreement. The new disclosure requires disclosures for transactions economically similar to repurchase agreements when the transferor retains substantially all of the exposure to the economic return of the transferred financials assets throughout the term of the transactions. Lastly, the update expands disclosures about the nature of collateral pledged in repurchase agreements and similar transactions accounted for as secured borrowings. ASU No. 2014-11 requires disclosures to make financial statements that are prepared under U.S GAAP more comparable to those prepared under International Financial Reporting Standards ("IFRS"). New disclosures are required for annual reporting periods beginning on or after December 15, 2014, and interim periods within those annual periods.

Management is currently evaluating the impact ASU No. 2014-11 will have on the Funds' financial statements and disclosures.

NOTE 11.

Subsequent Events. The Large Cap Value Fund declared distributions from net investment income payable on July 11, 2014 to shareholders of record on July 10, 2014. The distributions from Class I shares were $7,919,412 or $0.42 per share, Class A shares were $3,308,759 or $0.39 per share, Class C shares were $395,167 or $0.39 per share and Class R shares were $161,290 or $0.36 per share.

The Board approved the imposition of a 2% redemption fee on shares of the High Yield Fund that are redeemed or exchanged if they have been held for 90 days or less. The redemption fee is effective on August 29, 2014 and will apply to shareholders who redeem their shares on or before the 90th day from the date of purchase. The redemption fee will not apply to High Yield Fund shares purchased before August 29, 2014.

NOTE 12.(UNAUDITED)

Federal Tax Disclosure. The Funds designated as long-term capital gain dividends, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce the earnings and profits of the Funds related to net capital gains to zero for the tax year ended June 30, 2014.

For the year ended June 30, 2014, the following percentages of ordinary distributions paid qualify for the dividend received deduction available to corporate shareholders: Diversified Value Fund — 100.00%, Large Cap Value Fund — 100.00%, Mid-Cap Value Fund — 100.00%, Small Cap Value Fund — 38.78%, Global Value Fund — 4.18%, Value Opportunities Fund — 30.51%, Capital Income Fund — 25.23%, High Yield Fund — 5.13%.

For the year ended June 30, 2014, the following percentages of ordinary distributions paid are designated as qualified dividend income under the Jobs and Growth Tax Relief Reconciliation Act of 2003: Diversified Value Fund — 100.00%, Large Cap Value Fund — 100.00%, Mid-Cap Value Fund — 100.00%, Small Cap Value Fund — 39.59%, Global Value Fund — 24.16%, Value Opportunities Fund — 48.97%, Capital Income Fund — 44.03%, High Yield Fund — 5.13%. Shareholders should consult their tax advisors.

For the year ended June 30, 2014, the Global Value Fund earned foreign source income of $119,482 and paid foreign taxes of $3,143, which it intends to pass through to shareholders pursuant to Section 853 of the Internal Revenue Code.

Additional Information Applicable to Foreign Shareholders Only. For the year ended June 30, 2014, the Funds designate the following percentages of ordinary distributions paid as interest-related dividends under Internal Revenue Code Section 871(k)(1)(c): Diversified Value Fund — 0.02%, Large Cap Value Fund — 0.02%, Mid-Cap Value Fund — 0.07%, Small Cap Value Fund — 0.01%, Global Value Fund — 0.00%, Value Opportunities Fund — 5.96%, Capital Income Fund — 31.76%, High Yield Fund — 86.54%. For the year ended June 30, 2014, the following percentages of ordinary income distributions paid are designated as short-term capital gain distributions under Internal Revenue Code Section 871(k)(2)(c): Diversified Value Fund — 0.00%, Large Cap Value Fund — 0.00%, Mid-Cap Value Fund — 0.00%, Small Cap Value Fund — 88.81%, Global Value Fund — 77.45%, Value Opportunities Fund — 82.10%, Capital Income Fund — 37.95%, High Yield Fund — 6.14%.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees
of Hotchkis & Wiley Funds

We have audited the accompanying statements of assets & liabilities, including the schedules of investments of Hotchkis & Wiley Funds (the "Funds") comprising the Diversified Value Fund, Large Cap Value Fund, Mid-Cap Value Fund, Small Cap Value Fund, Global Value Fund, Value Opportunities Fund, Capital Income Fund and High Yield Fund, as of June 30, 2014, and the related statements of operations for the year then ended, the statements of changes in net assets, and the financial highlights for each of the two years then ended (as to the Global Value Fund, which is for the period from December 31, 2012 (commencement of operations) through June 30, 2013 and the year ended June 30, 2014). These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the three years in the period ended June 30, 2012 were audited by other auditors whose report, dated August 22, 2012, expressed an unqualified opinion on those statements.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2014, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the 2014 financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of June 30, 2014, the results of their operations for the year then ended, and the changes in their net assets, and the financial highlights for each of the two years then ended (as to the Global Value Fund, which is for the period from December 31, 2012 (commencement of operations) through June 30, 2013 and the year ended June 30, 2014), in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Costa Mesa, California
August 20, 2014

Fund Expense Examples (Unaudited)

As a mutual fund shareholder, you incur two types of costs: (1) transaction costs such as initial sales charges (loads) on purchase payments and contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees, distribution and service (12b-1) fees and other fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period (January 1, 2014 – June 30, 2014).

The table below illustrates the Funds' costs in two ways:

Based on actual fund returns. This section provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the section under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Based on hypothetical 5% yearly returns. This section provides information about hypothetical account values and hypothetical expenses based on the Funds' actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

	Based on Actual Fund Returns			Based on Hypothetical 5% Yearly Returns
	Beginning Account Value 1/1/14	Ending Account Value 6/30/14	Expenses Paid During Period* 1/1/14 - 6/30/14	Beginning Account Value 1/1/14	Ending Account Value 6/30/14	Expenses Paid During Period* 1/1/14 - 6/30/14	Annualized Expense Ratio
Diversified Value Fund
Class I	$1,000.00	$1,087.10	$4.92	$1,000.00	$1,020.08	$4.76	0.95%
Class A	1,000.00	1,085.40	6.20	1,000.00	1,018.84	6.01	1.20
Class C	1,000.00	1,081.10	10.06	1,000.00	1,015.12	9.74	1.95
Large Cap Value Fund
Class I	1,000.00	1,088.60	5.18	1,000.00	1,019.84	5.01	1.00
Class A	1,000.00	1,087.50	6.47	1,000.00	1,018.60	6.26	1.25
Class C	1,000.00	1,083.50	10.33	1,000.00	1,014.88	9.99	2.00
Class R	1,000.00	1,086.10	7.76	1,000.00	1,017.36	7.50	1.50
Mid-Cap Value Fund
Class I	1,000.00	1,111.80	5.24	1,000.00	1,019.84	5.01	1.00
Class A	1,000.00	1,110.30	6.54	1,000.00	1,018.60	6.26	1.25
Class C	1,000.00	1,106.20	10.44	1,000.00	1,014.88	9.99	2.00
Class R	1,000.00	1,109.00	7.84	1,000.00	1,017.36	7.50	1.50
Small Cap Value Fund
Class I	1,000.00	1,083.80	5.22	1,000.00	1,019.79	5.06	1.01
Class A	1,000.00	1,082.50	6.51	1,000.00	1,018.55	6.31	1.26
Class C	1,000.00	1,078.40	10.36	1,000.00	1,014.83	10.04	2.01
Global Value Fund
Class I	1,000.00	1,067.40	5.64	1,000.00	1,019.34	5.51	1.10
Class A	1,000.00	1,065.80	6.91	1,000.00	1,018.10	6.76	1.35
Value Opportunities Fund
Class I	1,000.00	1,083.00	5.11	1,000.00	1,019.89	4.96	0.99
Class A	1,000.00	1,081.40	6.40	1,000.00	1,018.65	6.21	1.24
Class C	1,000.00	1,077.70	10.25	1,000.00	1,014.93	9.94	1.99
Capital Income Fund
Class I	1,000.00	1,081.30	4.13	1,000.00	1,020.83	4.01	0.80
Class A	1,000.00	1,078.30	5.41	1,000.00	1,019.59	5.26	1.05

Fund Expense Examples (Unaudited)

	Based on Actual Fund Returns			Based on Hypothetical 5% Yearly Returns
	Beginning Account Value 1/1/14	Ending Account Value 6/30/14	Expenses Paid During Period* 1/1/14 - 6/30/14	Beginning Account Value 1/1/14	Ending Account Value 6/30/14	Expenses Paid During Period* 1/1/14 - 6/30/14	Annualized Expense Ratio
High Yield Fund
Class I	$1,000.00	$1,052.40	$3.56	$1,000.00	$1,021.32	$3.51	0.70%
Class A	1,000.00	1,051.20	4.83	1,000.00	1,020.08	4.76	0.95
Class C	1,000.00	1,047.10	8.63	1,000.00	1,016.36	8.50	1.70

* Expenses are equal to the Funds' annualized expense ratio by class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (181), then divided by the number of days in the most recent fiscal year (365).

Board Considerations in Approving Continuation of Investment Advisory Agreements (Unaudited)

Background and Approval Process. Hotchkis and Wiley Capital Management, LLC (the "Advisor") serves as investment adviser to the Hotchkis and Wiley Diversified Value Fund, the Hotchkis and Wiley Large Cap Value Fund, the Hotchkis and Wiley Mid-Cap Value Fund, the Hotchkis and Wiley Small Cap Value Fund, the Hotchkis and Wiley Global Value Fund, the Hotchkis and Wiley Value Opportunities Fund, the Hotchkis and Wiley Capital Income Fund and the Hotchkis and Wiley High Yield Fund (each a "Fund") pursuant to separate investment advisory agreements (the "Advisory Agreements") with the Hotchkis and Wiley Funds (the "Trust"). The Advisory Agreements were initially approved by the Board of Trustees at the inception of each Fund for two-year terms. The Advisory Agreements continue thereafter if approved annually by the Trustees, including a majority of the Trustees who are not "interested persons" (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the Trust (the "Independent Trustees"), by a vote cast in person at a meeting called for the purpose of voting on the Advisory Agreements. The Advisory Agreements for each Fund were most recently considered by the Board at a meeting held in May 2014.

As part of the annual contract review process, the Independent Trustees, through their independent legal counsel, requested and received extensive materials, including information relating to (i) the nature, extent and quality of services provided by the Advisor, including compliance with legal requirements, (ii) short-term and longer-term performance of each Fund relative to peer groups and market indices, (iii) the costs of the services provided and the Advisor's profitability with respect to the management of each Fund, (iv) the extent to which the Advisor has in the past or is likely in the future to experience economies of scale in connection with the investment advisory services it provides to each Fund, (v) the expense ratios of each Fund as compared with the expense ratios of their peer group and (vi) any benefits to the Advisor and its affiliates from its relationship with the Funds. The Independent Trustees also requested and received information specifically related to the Advisor's risk controls and risk evaluation process, including information on how the Advisor addresses portfolio volatility. The Independent Trustees noted that the information provided by the Advisor was thorough and responsive to their request. The information provided in response to their request supplemented information received by the Board throughout the year, both in writing and in meetings, regarding the Funds, including Fund performance, expense ratios, portfolio composition and regulatory compliance. The Independent Trustees also held a conference call with their independent legal counsel in April 2014 to review the materials provided by the Advisor and reviewed and discussed a legal memorandum regarding, among other things, the duties of directors/trustees under the 1940 Act and relevant state law in reviewing and approving investment advisory contracts. The Independent Trustees, through their independent legal counsel, then provided follow-up questions to the Advisor to which they received responses in advance of the May Board meeting.

At the May Board meeting, representatives of the Advisor discussed certain responses with the Trustees and responded to their further questions. The Trustees considered the factors set out in case law and identified by the Securities and Exchange Commission as most relevant in considering the renewal of investment advisory agreements. The Trustees considered these and other factors, as summarized in more detail below, and concluded that the terms of each Advisory Agreement are fair and reasonable and the continuance of each Agreement is in the best interests of the applicable Fund.

Nature, Extent and Quality of Services. As part of the Board's decision-making process, the Trustees noted that the Advisor and its predecessors have managed the Funds and their predecessors since their inception, and the Trustees believe that a long-term relationship with a capable, conscientious investment adviser is in the best interests of the Funds. The Board also considered that shareholders invest in a Fund specifically seeking the Advisor's investment expertise and style. The Board also noted that when shareholders invest in a Fund, they know the advisory fee that is paid by the Fund. In this connection, the Trustees considered, in particular, whether each Fund is managed in accordance with its investment objective and policies as disclosed to shareholders. The Trustees concluded that each Fund is managed consistent with its investment objective and policies.

The Trustees reviewed information regarding various services provided by the Advisor to the Funds, including an organizational chart and background information on personnel performing such services. The Trustees also reviewed each Fund's performance and information regarding the Advisor's investment program, which is driven by team-oriented, in-depth, fundamental research. The Trustees considered the depth and quality of the Advisor's investment process, the low turnover rates of the Advisor's key personnel, the overall stability of the Advisor's organization, and the experience, capability and integrity of its senior management. The Trustees considered the portfolio managers' significant investments in the Funds. The Trustees reviewed the Trust's compliance program and the Advisor's commitment to a rigorous compliance effort and the resultant compliance by the Funds and the Advisor with legal requirements.

The Trustees also considered other non-advisory services provided to the Funds, such as the services of Advisor employees as Trust officers and other personnel provided that are necessary for Fund operations. The Trustees particularly noted that the services of the Trust's Chief Compliance Officer are provided to the Funds at no cost to the Funds. The Trustees noted that the Advisor organizes Board meetings and the preparation of Board meeting materials, and those Advisor employees serving as Trust officers oversee and manage the other Fund service providers.

Based on their review, the Trustees concluded that the nature, extent and quality of services provided (and expected to be provided) to each Fund under its Advisory Agreement were of a high level and were very satisfactory.

Investment Performance of the Funds and the Advisor. The Trustees noted that they review data on the short-term and longer-term performance of the Funds in connection with each quarterly Board meeting. For the contract review meeting, the Trustees reviewed a report prepared by the Trust's administrator (the "Report") using information compiled from Morningstar, Inc., an independent provider of data to mutual fund boards, that compared the performance of Class I shares of each Fund to that of a small group of funds that are similar primarily in terms of investment style (each, a "Peer Group"), for periods ended December 31, 2013. The Peer Groups were selected by the Advisor based on its criteria to determine an appropriate group of competitor funds, and data regarding performance of the Peer Group funds also is provided at each quarterly Board meeting. The Trustees also considered performance information through March 2014 that was provided by the Advisor as well.

The Board considered the performance information for each Fund for applicable periods up to 10 years. The Board noted that all Funds outperformed their Peer Group median for the 1-and 3-year periods ended December 31, 2013, except the Global Value Fund (with an inception date of December 31, 2012), which outperformed its Peer Group median for the 1-year period. The Board noted that every Fund with 5 and 10 years of performance also outperformed the median of its Peer Group — often significantly — for those periods, with the exception of the Large Cap Value Fund, which underperformed its Peer Group median for the 10-year period. The Board also noted that the Advisor's supplemental report for periods through March 31, 2014, showed continued strong performance for the Funds versus their Peer Groups. In addition, the Board considered data from the Report and the Advisor's supplemental report comparing each Fund's performance to that of its benchmark index(es). The Trustees noted that all Funds outperformed their benchmark index(es) for the 1-year period ended March 31, 2014 covered in the Advisor's supplemental report on performance, including the Capital Income Fund, which outperformed its blended benchmark comprised of the BofA Merrill Lynch U.S. Corporate, Government and Mortgage Index and the Standard & Poor's 500® Index. Similarly, the Trustees noted that each Fund with 3 years of performance as of March 31, 2014 (i.e., all but the Global Value Fund) also outperformed its benchmark index(es) for the 3-year period, including the Capital Income Fund, based on its blended benchmark. The Independent Trustees reviewed with the Advisor the reasons for the historical variability in performance, congratulated the Advisor for the Funds' continued strong performance, and encouraged the Advisor to continue to adapt its risk assessment approach in an effort to appropriately consider the impact of volatility in Fund performance going forward.

Fees, Expenses and Profitability. The Trustees reviewed expense data compiled from Lipper Inc., another independent provider of mutual fund data, contained in the Report and information provided by the Advisor in the supplemental report regarding the Funds' advisory fees and expense ratios, including information regarding any expense caps for the Funds. The Trustees reviewed data in the Report showing how the Funds' advisory fees and expense ratios compared to those of their respective Peer Groups. Since some Peer Group funds' advisory contracts include administration services, the Report included administration fees with advisory fees for comparability. The Trustees also reviewed information provided by the Advisor on advisory fees charged by the Advisor for subadvisory services it provides to other mutual funds and advisory fees it charges to its separate account clients with investment objectives and policies similar to those of the Funds. The Trustees considered a list of the many additional functions performed for the Funds that the Advisor does not perform for its separate account and subadvisory clients. The Trustees noted that even though the Funds require more services and have higher costs, and even though it is generally acknowledged that managing mutual funds subjects an investment adviser to more legal and regulatory risk than is the case with separate accounts, the fees charged to three of the Funds (the Small Cap Value Fund, the Global Value Fund and the Value Opportunities Fund) are the same as or lower than the Advisor's current standard fee schedules for its separate account clients.

With respect to the advisory fee for each Fund, the Trustees noted that the Report showed that the Diversified Value, Large Cap Value, Mid-Cap Value and Small Cap Value Funds' net advisory fees (including administration fees) were higher than their Peer Group median, and that the Value Opportunities and High Yield Funds' net advisory fees (including administration fees) were lower than their Peer Group medians. The Board noted that the Global Value and Capital Income Funds' net advisory fees (including administration fees) were negative due to fee waivers. The Trustees noted that the Advisor had agreed to add breakpoints to the fee schedule for the Diversified Value, Large Cap Value and Mid-Cap Value Funds effective January 1, 2007, but that lower asset levels in recent years, including 2013, meant that the breakpoints did not have an impact on the advisory fees. They noted that the Advisor uses a research-intensive process where other firms, including those advising Peer Funds, might use investment processes that are less research-intensive. With respect to the expense ratios for the Funds, the Trustees noted that the Report showed that the Diversified Value, Large Cap Value, Mid-Cap Value and Global Value Funds' net expense ratios were higher than the median of their Peer Groups, that the Small Cap Value, Value Opportunities and High Yield Funds' net expense ratios were lower than the median of their Peer Groups, and that the Capital Income Fund's net expense ratio was the same as the median for its Peer Group. The Trustees noted the quality of the Advisor's investment process and concluded that the advisory fee and expense ratios were fair and reasonable for each Fund.

The Trustees reviewed information concerning the estimated profitability to the Advisor of the Advisory Agreements, including information regarding the methodology for allocating expenses. The Trustees reviewed data regarding the Advisor's variable expenses and fixed expenses. The Trustees considered that in 2013, as in recent prior years, the Advisor had absorbed costs above expense caps for certain of the Funds for which it would not be reimbursed. The Board noted that the Advisor has agreed to continue the expense caps through at least October 31, 2015, and that annualized expense ratios continue to be above the expense caps for the Diversified Value, Global Value, Capital Income and High Yield Funds. The Trustees also recognized that individual fund or product line profitability of other advisers is generally not publicly available, and that profitability may be affected by numerous factors, so that the comparability of profitability among advisory firms is limited. The Trustees noted the importance of the Advisor's profitability — which is derived solely from investment management fees — in maintaining its entrepreneurial environment in a private, primarily employee-owned structure. They noted that the Advisor's compensation/profit structure facilitates retention of its management and investment professionals. They also noted that from time to time the Advisor had voluntarily limited growth of assets by closing certain Funds to new investors, and that currently the Mid-Cap Value and Small Cap Value Funds have limited availability for purchase. The Trustees noted that closing Funds was financially disadvantageous to the Advisor, and illustrated a commitment to act in the best interests of Fund shareholders. The Trustees concluded that the level of estimated profitability to the Advisor under the Advisory Agreements appeared to be not unreasonable.

Economies of Scale and Whether Fee Levels Reflect These Economies of Scale. The Trustees considered information regarding the investment, compliance and client service personnel who have been hired by the Advisor over the past few years, and the increase in technology spending. The Trustees concluded that the Funds' shareholders share in the additional services, investment in talented employees and capital improvements provided by the Advisor without an increase in advisory fees. The Trustees also noted that the addition of breakpoints to the Diversified Value, Large Cap Value and Mid-Cap Value Funds has in the past enabled, and may in the future enable, shareholders to share in economies of scale.

Indirect Benefits to the Advisor from its Relationship to the Funds. The Trustees considered information regarding any indirect benefits to the Advisor that could be identified from its relationship to the Funds. In particular, the Trustees considered any benefits from soft dollar arrangements. The Trustees noted that, while the Advisor had not historically used the Funds' commissions to pay for research, other than for proprietary research from brokers that was "bundled" with the commission cost, beginning in May 2011, the Board granted to the Advisor the ability to use commission sharing arrangements that would permit the Advisor to pay for third-party research with the equity Funds' soft dollars. The Trustees considered that the bundled research services and the use of commission sharing arrangements provides valuable information or service to the investment research process, which benefits the Funds (as well as the Advisor's other clients). The Trustees noted that the ability to use the Funds' soft dollars to obtain third-party research is a fallout benefit to the Advisor. The Trustees also noted that the commissions paid by the Funds are generally quite low and that the Advisor believes that the use of commission sharing arrangements to obtain research for the Funds does not affect best execution, and that the Funds bear no additional costs as a result of these arrangements.

* * * *

Based on their review, including their consideration of each of the factors referred to above, the Trustees, including all of the Independent Trustees, concluded that the terms of each Advisory Agreement are fair and reasonable and that the renewal of each Agreement is in the best interests of each Fund. No single factor was determinative in the Board's analysis.

Management (Unaudited)

INDEPENDENT TRUSTEES

Name and Year of Birth	Position Held with the Trust	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years
Randall H. Breitenbach (born 1960)	Trustee(a)	Since 2001

Non-Executive Director and Vice Chairman, BreitBurn Energy Partners, L.P. (2012 — present); Co-Founder, Director and CEO, Pacific Coast Energy Company, L.P. and President, BreitBurn Energy Partners, L.P. (1988 — 2012); Chairman Emeritus, Finance Committee, Stanford University PIC Endowment (1999 — present).

				Nine	BreitBurn Energy Partners, L.P.; Pacific Coast Energy Company, L.P.
Robert L. Burch III (born 1934)	Trustee	Since 2001	Senior Partner, A.W. Jones Co. (investments) (1984 — present); Chairman, Jonathan Mfg. Corp. (slide manufacturing) (1977 — 2004).	Nine	None
Alejandra C. Edwards, Ph.D. (born 1954)	Trustee	Since 2007	California State University — Long Beach: Professor of Economics (1994 — present); Associate Chair Economics (2001 — 2012); Graduate Advisor Economics (2000 — 2012).	Nine	None
Marcy Elkind, Ph.D. (born 1947)	Trustee	Since 2005	President, Elkind Economics, Inc. (1980 — present).	Nine	None
Robert Fitzgerald (born 1952)	Trustee(b)	Since 2005	Chief Financial Officer of National Retirement Partners, Inc. (2005 — 2007); Executive Vice President and Chief Financial Officer of PIMCO Advisors L.P. (1995 — 2001).	Nine	Independent Trustee, Brandes Investment Trust (7 portfolios); Director, College Savings Bank.
John A.G. Gavin (born 1931)	Trustee Chairman	Since 2001 Since 2007

Chairman, Gamma Holdings (international capital and consulting) (1968 — present); Senior Counselor, Hicks Holdings (private equity investment firm) (2001 — 2013); U.S. Ambassador to Mexico (1981 — 1986).

				Nine	Independent Trustee: TCW Strategic Income Fund, Inc. (1 portfolio); TCW Funds, Inc. (27 portfolios); Causeway Capital Management Trust (5 portfolios) (2001 — 2013).
Donald Morrison, Ph.D. (born 1939)	Trustee	Since 2007	The William E. Leonhard Professor in the Anderson Graduate School of Management at the University of California, Los Angeles (1988 — present).	Nine	None

*  Each Independent Trustee serves until his or her successor is elected and qualified or until his or her death or resignation or removal as provided in the Trust's Agreement and Declaration of Trust.

(a)  Chairman of the Nominating and Governance Committee.

(b)  Chairman of the Audit Committee.

INTERESTED TRUSTEE

Name and Year of Birth	Position Held with the Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years
George H. Davis, Jr.* (born 1961)	Trustee	Since 2007	Chief Executive Officer and Portfolio Manager of Hotchkis & Wiley Capital Management, LLC (the "Advisor") (2001 — present).	Nine	None

*  Mr. Davis is an "interested person," as defined in the 1940 Act, of the Trust based on his position as Chief Executive Officer and Portfolio Manager of the Advisor.

**  As Trustee, Mr. Davis serves until his successor is elected and qualified or until his death or resignation or removal as provided in the Trust's Agreement and Declaration of Trust.

OFFICERS

Name and Year of Birth	Position Held with the Trust	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years
Anna Marie Lopez (born 1967)	President	Since 2007	Chief Operating Officer of the Advisor (2007 — present).
Mark McMahon (born 1968)	Vice President and Secretary	Since 2006	Managing Director, Mutual Fund Operations of the Advisor (2006 — present).
James Menvielle (born 1972)	Vice President and Treasurer	Since 2007	Chief Financial Officer of the Advisor (2006 — present).
Tina Kodama (born 1968)	Vice President and Chief Compliance Officer	Since 2007	Chief Compliance Officer of the Advisor (2007 — present).

*  Each officer is appointed by and serves at the pleasure of the Board of Trustees of the Trust.

The Statement of Additional Information includes additional information about the Trust's Trustees and officers, and is available without charge upon request by calling the transfer agent at 1-866-HW-FUNDS (1-866-493-8637). The address for all Trustees and officers of the Trust is c/o Hotchkis & Wiley Capital Management, LLC, 725 South Figueroa Street, 39th Floor, Los Angeles, CA 90017, attention: Trust Secretary.

Privacy Policy

The Hotchkis & Wiley Funds and Hotchkis & Wiley Capital Management, LLC value our relationship with our clients as our most important asset. We are committed to safeguarding our clients' confidential non-public personal information. Our privacy policy outlines the steps we take to protect our clients' personal information.

We collect non-public personal information about you from the following sources in the normal course of business to serve you better:

•  Information we receive about you on applications, questionnaires or other forms;

•  Information you give us orally or on written or electronic correspondence;

•  Information about your transactions with us, financial intermediaries, or others;

•  Information received from your custodian, consultant, attorneys, or others; and

•  Information provided and captured on our website, including any information captured on our website through the use of "cookies".

We do not sell your personal information to anyone, nor do we disclose your personal information to unaffiliated third parties without the client's authorization, except to your authorized representatives (including your consultant, attorney or accountant). We may disclose your personal information to financial intermediaries (such as broker-dealers and custodians) only as permitted by law and only as necessary for us to provide agreed services and products. We may also disclose your personal information to other service providers with whom we have business arrangements to help administrate our business. These service providers are bound by law or by contract to use your information only for the services for which we hired them, and are not permitted to use or share this information for any other purpose. In limited circumstances, we may disclose your personal information as required by law or in response to inquires from governmental authorities.

We limit access to your personal information, as much as possible, to those employees who need to know that information to provide products and services to you. We also maintain physical, electronic and procedural safeguards to guard the privacy of your nonpublic personal information.

We apply this policy to current and former clients.

This page is not part of the annual report.

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Information about the Funds

ADVISOR

Hotchkis & Wiley Capital Management, LLC
725 South Figueroa Street, 39th Floor
Los Angeles, California 90017

LEGAL COUNSEL

Vedder Price P.C.
222 North LaSalle Street
Chicago, Illinois 60601

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP
695 Town Center Drive, Suite 1200
Costa Mesa, CA 92626

DISTRIBUTOR

Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

ADMINISTRATOR AND TRANSFER AGENT

U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

CUSTODIAN

Brown Brothers Harriman & Co.
50 Post Office Square
Boston, Massachusetts 02110

This report is for the information of shareholders of the Hotchkis & Wiley Funds, but may also be used as sales literature when preceded or accompanied by a current prospectus, which gives details about charges, expenses, investment objectives and operating policies of the Funds.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is included in the Statement of Additional Information, which is available without charge, upon request, by calling 1-866-HW-FUNDS (1-866-493-8637) and on the Securities and Exchange Commission's ("SEC") website at http://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Funds' website at www.hwcm.com and on the SEC's website at http://www.sec.gov.

Hotchkis & Wiley Funds files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds' Forms N-Q are available free of charge on the SEC's website at http://www.sec.gov. You may also review or, for a fee, copy the forms at the SEC's Public Reference Room in Washington, D.C. (1-800-SEC-0330). The Forms N-Q are also available on the Funds' website at www.hwcm.com.

725 SOUTH FIGUEROA STREET, 39th Floor
LOS ANGELES, CALIFORNIA 90017-5439
www.hwcm.com
1.866.HW.FUNDS (1.866.493.8637)

CODE #HWF-AR-0614-0814

JUNE 30, 2014

ANNUAL REPORT

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.  A copy of the code of ethics is available without charge, upon request, by calling toll-free at 1-800-796-5606.

Item 3. Audit Committee Financial Expert.

The registrant’s Board has determined that Robert Fitzgerald, a member of the registrant’s Audit Committee, is an “audit committee financial expert” and “independent,” as such terms are defined in this Item.  This designation will not increase the designee’s duties, obligations or liability as compared to his duties, obligations and liability as a member of the Audit Committee and of the Board; nor will it reduce the responsibility of the other Audit Committee members.  The Board believes each member of the Audit Committee contributes significantly to the effective oversight of the registrant’s financial statements and condition.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  The principal accountant did not provide any other services.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 6/30/2014	FYE 6/30/2013
Audit Fees	$168,000	$160,000
Audit-Related Fees	$0	$0
Tax Fees	$52,800	$51,200
All Other Fees	$0	$0

The registrant’s Audit Committee (the “Committee”) has adopted policies and procedures with regard to the pre-approval of services.  The Committee shall pre-approve any engagement of the independent auditors to provide any non-prohibited services to the registrant, including the fees and other compensation to be paid to the independent auditors.   The Chairman of the Audit Committee may grant the pre-approval of services to the registrant for non-prohibited services for engagements of less than $5,000.  All such delegated pre-approvals shall be presented to the Audit Committee no later than the next Audit Committee meeting. The Committee shall also pre-approve any engagement of the independent auditors, including the fees and other compensation to be paid to the independent auditors, to provide any non-audit services to the Adviser (or any “control affiliate” of the Adviser providing ongoing services to the registrant), if the engagement relates directly to the operations and financial reporting of the registrant.  The Chairman of the Audit Committee may grant the pre-approval for non-prohibited services to the Adviser for engagements of less than $5,000.  All such delegated pre-approvals shall be presented to the Audit Committee no later than the next Audit Committee meeting.

The percentage of fees billed by Deloitte & Touche LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 6/30/2014	FYE 6/30/2013
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser for the last two years.  The registrant’s Audit Committee has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser is compatible with maintaining the principal accountant’s independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 6/30/2014	FYE 6/30/2013
Registrant	$52,800	$51,200
Registrant’s Investment Adviser	$0	$0

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

The identification and recommendation of individuals for Board membership is the responsibility of the Nominating and Governance Committee.  Shareholders may submit suggestions for candidates by forwarding their correspondence by U.S. mail or other courier service to the Funds’ Secretary for the attention of the Chairman of the Nominating and Governance Committee, 725 South Figueroa Street, 39th Floor, Los Angeles, CA 90017-5439.

Item 11. Controls and Procedures.

(a)         The Registrant’s President / Principal Executive Officer and Treasurer / Principal Financial Officer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)  There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)         (1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit.  Available without charge, upon request, by calling toll-free at 1-800-796-5606.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)         Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.  Attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Hotchkis & Wiley Funds

By (Signature and Title)	/s/ Anna Marie Lopez
Anna Marie Lopez, President / Principal Executive Officer

Date	August 22, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Anna Marie Lopez
Anna Marie Lopez, President / Principal Executive Officer

Date	August 22, 2014

By (Signature and Title)	/s/ James Menvielle
James Menvielle, Treasurer / Principal Financial Officer

Date	August 22, 2014